                                                                    EXHIBIT 10.5

        -----------------------------------------------------------------


      GULF STATES STEEL, INC. OF ALABAMA and ALABAMA STRUCTURAL BEAM CORP.,
                                  as Borrowers
        -----------------------------------------------------------------




        =================================================================




                           LOAN AND SECURITY AGREEMENT


                            Dated: November 13, 1997


                                 $80,000,000.00




        =================================================================




        -----------------------------------------------------------------


                           THE FINANCIAL INSTITUTIONS
                   PARTY HERETO FROM TIME TO TIME, as Lenders


                                       and


                       FLEET CAPITAL CORPORATION, as Agent


         --------------------------------------------------------------

                                TABLE OF CONTENTS

                                                                     Page
                                                                     ----



SECTION 1.        CREDIT FACILITIES                                  -2-

1.1.     Revolver Facility                                           -2-
         -----------------
1.2.     Equipment Loans                                             -3-
         ---------------
1.3.     LC Facility                                                 -3-
         -----------

SECTION 2.        INTEREST, FEES AND CHARGES                         -7-

2.1.     Interest                                                    -7-
         --------
2.2.     Fees                                                        -9-
         ----
2.3.     Computation of Interest and Fees                            -10-
         --------------------------------
2.4.     Reimbursement of Expenses                                   -10-
         -------------------------
2.5.     Bank Charges                                                -11-
         ------------
2.6.     Illegality                                                  -11-
         ----------
2.7.     Increased Costs                                             -11-
         ---------------
2.8.     Capital Adequacy                                            -12-
         ----------------
2.9.     Funding Losses                                              -13-
         --------------
2.10.    Maximum Interest                                            -13-
         ----------------

SECTION 3.        LOAN ADMINISTRATION                                -14-

3.1.     Manner of Borrowing and Funding Loans                       -14-
         -------------------------------------
3.2.     Defaulting Lender                                           -17-
         -----------------
3.3.     Special Provisions Governing LIBOR Loans                    -17-
         ----------------------------------------
3.4.     Borrowers' Representative                                   -18-
         -------------------------
3.5.     All Loans to Constitute One Obligation                      -18-
         --------------------------------------

SECTION 4.        PAYMENTS                                           -18-

4.1.     General Payment Provisions                                  -18-
         --------------------------
4.2.     Repayment of Revolver Loans                                 -19-
         ---------------------------
4.3.     Repayment of Equipment Loans                                -20-
         ----------------------------
4.4.     Payment of Other Obligations                                -20-
         ----------------------------
4.5.     Marshaling; Payments Set Aside                              -21-
         ------------------------------
4.6.     Allocation of Payments from Borrowers.                      -21-
         -------------------------------------
4.7.     Application of Payments and Collections                     -21-
         ---------------------------------------
4.8.     Loan Accounts                                               -22-
         -------------
4.9.     Withholding Tax Exemption                                   -22-
         -------------------------
4.10.    Nature and Extent of Each Borrower's Liability              -23-
         ----------------------------------------------


SECTION 5.        ORIGINAL TERM AND TERMINATION                      -24-

5.1.     Original Term of Commitments                                -24-
         ----------------------------
5.2.     Termination                                                 -25-
         -----------

SECTION 6.        COLLATERAL SECURITY                                -26-

6.1.     Grant of Security Interest in Collateral                    -26-
         ----------------------------------------
6.2.     Other Collateral.                                           -26-
         ----------------
6.3.     Lien Perfection; Further Assurances                         -27-
         -----------------------------------
6.4.     Lien on Deposit Accounts                                    -27-
         ------------------------

SECTION 7.        COLLATERAL ADMINISTRATION                          -27-

7.1.     General Provisions                                          -27-
         ------------------
7.2.     Administration of Accounts                                  -28-
         --------------------------
7.3.     Administration of Inventory                                 -29-
         ---------------------------
7.5.     Payment of Charges                                          -31-
         ------------------

SECTION 8.        REPRESENTATIONS AND WARRANTIES                     -31-

8.1.     General Representations and Warranties                      -31-
         --------------------------------------
8.2.     Reaffirmation of Representations and Warranties             -35-
         -----------------------------------------------
8.3.     Survival of Representations and Warranties                  -36-
         ------------------------------------------

SECTION 9.        COVENANTS AND CONTINUING AGREEMENTS                -36-

9.1.     Affirmative Covenants                                       -36-
         ---------------------
9.2.     Negative Covenants                                          -38-
         ------------------
9.3.     Specific Financial Covenant                                 -41-
         ---------------------------

SECTION 10.       CONDITIONS PRECEDENT                               -41-

10.1.    Conditions Precedent to Initial Credit Extensions           -41-
         -------------------------------------------------
10.2.    Conditions Precedent to all Credit Extensions               -42-
         ---------------------------------------------
10.3.    Limited Waiver of Conditions Precedent                      -43-
         --------------------------------------

SECTION 11.       EVENTS OF DEFAULT; RIGHTS AND REMEDIES ON DEFAULT  -43-

11.1.    Events of Default                                           -43-
         -----------------
11.2.    Acceleration of the Obligations                             -45-
         -------------------------------
11.3.    Other Remedies                                              -46-
         --------------
11.4.    Setoff                                                      -47-
         ------
11.5.    Remedies Cumulative; No Waiver                              -47-
         ------------------------------

SECTION 12.       AGENT                                              -48-

12.1.    Appointment, Authority and Duties of Agent                  -48-
         ------------------------------------------
12.2.    Agreements Regarding Collateral                             -49-
         -------------------------------
12.3.    Reliance By Agent                                           -49-
         -----------------
12.4.    Action Upon Default                                         -50-
         -------------------
12.5.    Ratable Sharing                                             -50-
         ---------------
12.6.    Indemnification of Agen                                     -50-
         -----------------------
12.7.    Limitation on Responsibilities of Agent                     -51-
         ---------------------------------------
12.8.    Successor Agent and Co-Agents                               -52-
         -----------------------------
12.9.    Consents, Amendments and Waivers; Out-of-Formula Loans      -53-
         ------------------------------------------------------
12.10.   Due Diligence and Non-Reliance                              -54-
         ------------------------------


12.11.   Representations and Warranties of Lenders                   -54-
         -----------------------------------------
12.12.   The Required Lenders                                        -55-
         --------------------
12.13.   Several Obligations                                         -55-
         -------------------
12.14.   Agent in its Individual Capacity                            -55-
         --------------------------------
12.15.   No Third Party Beneficiaries                                -55-
         ----------------------------
12.16.   Notice of Transfer                                          -55-
         ------------------
12.17.   Replacement of Certain Lenders                              -55-
         ------------------------------
12.18.   Remittance of Payments and Collections.                     -56-
         --------------------------------------

SECTION 13.      BENEFIT OF AGREEMENT; ASSIGNMENTS AND
                  PARTICIPATIONS                                     -56-

13.1.    Successors and Assigns                                      -56-
         ----------------------
13.2.    Participations                                              -57-
         --------------
13.3.    Assignments                                                 -57-
         -----------
13.4.    Reserved                                                    -58-
         --------
13.5.    Tax Treatment                                               -58-
         -------------

SECTION 14.       MISCELLANEOUS                                      -58-

14.1.    Power of Attorney                                           -58-
         -----------------
14.2.    General Indemnity                                           -59-
         -----------------
14.3.    Survival of All Indemnities                                 -60-
         ---------------------------
14.4.    Modification of Agreement                                   -60-
         -------------------------
14.5.    Severability                                                -60-
         ------------
14.6.    Cumulative Effect; Conflict of Terms                        -60-
         ------------------------------------
14.7.    Execution in Counterparts                                   -60-
         -------------------------
14.8.    Agent's or Required Lenders' Consent                        -60-
         ------------------------------------
14.9.    Notice                                                      -60-
         ------
14.10.   Credit Inquiries                                            -61-
         ----------------
14.11.   Time of Essence                                             -61-
         ---------------
14.12.   Entire Agreement; Appendix A, Exhibits and Schedules        -61-
         ----------------------------------------------------
14.13.   Interpretation                                              -61-
         --------------
14.14.  Obligations of Lenders Several                               -61-
        ------------------------------
14.15.   Governing Law; Consent To Forum                             -61-
         -------------------------------
14.16.    Waivers by Borrowers                                       -62-
          --------------------


                         LIST OF EXHIBITS AND SCHEDULES
                         ------------------------------


Exhibit A   Form of Revolver Note
Exhibit B   Form of Notice of Conversion/Continuation
Exhibit C   Form of Notice of Borrowing
Exhibit D   Form of Compliance Certificate
Exhibit E   Form of Opinion Contents
Exhibit F   Form of Assignment and Acceptance
Exhibit G   Form of Notice

Schedule 7.1.1    Borrowers' Business Locations
Schedule 8.1.1 Jurisdictions in which Borrowers and each of their Subsidiaries is Authorized to do Business
Schedule 8.1.4    Capital Structure of Borrowers
Schedule 8.1.5    Corporate Names
Schedule 8.1.13   Tax Identification Numbers of Borrowers and their Subsidiaries
Schedule 8.1.15   Patents, Trademarks, Copyrights and Licenses
Schedule 8.1.18 Contracts Restricting Borrowers' Right to Incur Debts; Surety Obligations
Schedule 8.1.19   Litigation
Schedule 8.1.21   Capitalized and Operating Leases
Schedule 8.1.22   Pension Plans
Schedule 8.1.24   Labor Contracts
Schedule 9.2.5    Permitted Liens

                                                        FINAL: November 13, 1997



                           LOAN AND SECURITY AGREEMENT



         THIS LOAN AND SECURITY AGREEMENT is made on November 13, 1997, by and among GULF STATES STEEL, INC. OF ALABAMA (individually and in its capacity as representative of ASB pursuant to Section 3.4 hereof, "GSS"), an Alabama corporation with its chief executive office and principal place of business at 174 South 26th Street, Gadsden, Alabama 35904; ALABAMA STRUCTURAL BEAM CORP. ("ASB"), an Alabama corporation with its chief executive office and principal place of business at 174 South 26th Street, Gadsden, Alabama 35904 (GSS and ASB being referred to collectively as "Borrowers," and individually as a "Borrower"); the financial institutions listed on the signature pages hereof and their respective successors and assigns which become "Lenders" as provided herein (such financial institutions and their respective successors and assigns referred to collectively herein as "Lenders," and individually as a "Lender"); and FLEET CAPITAL CORPORATION, a Rhode Island corporation with an office at 200 Glastonbury Boulevard, Glastonbury, Connecticut 06033, in its capacity as collateral and administrative agent for the Lenders pursuant to Section 12 hereof (together with its successors in such capacity, "Agent").
Capitalized terms used in this Agreement have the meanings assigned to them in Appendix A, General Definitions.


                                R e c i t a l s:
                                ----------------


         Each Borrower has requested that Lenders make available a revolving credit facility to Borrowers, which shall be used by Borrowers to pay all outstanding Debt owing to the Prior Lenders and to finance their mutual and collective enterprise of manufacturing steel and steel-related products. In order to utilize the financial powers of each Borrower in the most efficient and economical manner, and in order to facilitate the financing of each Borrower's needs, Lenders will, at the request of either Borrower, make loans to each Borrower under the revolving credit facility on a combined basis and in accordance with the provisions hereinafter set forth. Borrowers' business is a mutual and collective enterprise and Borrowers believe that the consolidation of all revolving credit loans under this Agreement will enhance the aggregate borrowing powers of each Borrower and ease the administration of their revolving credit loan relationship with Lenders, all to the mutual advantage of Borrowers. Lenders' willingness to extend credit to Borrowers and to administer each Borrower's collateral security therefor, on a combined basis as more fully set forth in this Agreement, is done solely as an accommodation to Borrowers and at Borrowers' request in furtherance of Borrowers' mutual and collective enterprise. Borrowers also have requested that Lenders make available to GSS a capital expenditure facility in Lenders' sole and absolute discretion.

         NOW, THEREFORE, for Ten Dollars ($10.00) and other good and valuable consideration, the parties hereto hereby agree as follows:

SECTION 1.        CREDIT  FACILITIES

         Subject to the terms and conditions of, and in reliance upon the representations and warranties made in, this Agreement and the other Loan Documents, Lenders severally agree to the extent and in the manner hereinafter set forth to make their respective Pro Rata shares of the Commitments available to Borrowers, in an aggregate amount up to $80,000,000, as follows:

         1.1.     Revolver Facility.
                  -----------------

                  1.1.1. Revolver Loans. Each Lender agrees, severally to the
                         --------------
extent of its Revolver Commitment and not jointly with the other Lenders, upon the terms and subject to the conditions set forth herein, to make Revolver Loans to Borrowers on any Business Day during the period from the date hereof through the day before the Commitment Termination Date, not to exceed in aggregate principal amount outstanding at any time such Lender's Revolver Commitment at such time, which Revolver Loans may be repaid and reborrowed in accordance with the provisions of this Agreement; provided, however, that Lenders shall have no
                                  --------  -------
obligation to Borrowers whatsoever to make any Revolver Loan if at the time of the proposed funding thereof the aggregate principal amount of all of the Revolver Loans and Pending Revolver Loans then outstanding exceeds, or would exceed after the funding of such Revolver Loan, the Borrowing Base. Each Borrowing of Revolver Loans shall be funded by Lenders on a Pro Rata basis in accordance with their respective Revolver Commitments (except for Revolver Loans funded by Fleet as Settlement Loans). The Revolver Loans shall bear interest as set forth in Section 2.1 hereof. Each Revolver Loan shall, at the option of Borrowers, be made or continued as, or converted into, part of one or more Borrowings that, unless specifically provided herein, shall consist entirely of Base Rate Loans or LIBOR Loans; provided, however, that Borrowers shall use
                                --------  -------
their best efforts to ensure that the average principal amount of LIBOR Loans outstanding during any Fiscal Quarter does not exceed 80% of the average principal amount of all Loans outstanding during such Fiscal Quarter. If the average principal amount of LIBOR Loans for a Fiscal Quarter exceeds the average principal amount of all Loans during such Fiscal Quarter, then Borrowers shall use their best efforts to reduce the amount of LIBOR Loans outstanding to less than 80% of the principal amount of all Loans outstanding at such time.

                  1.1.2. Out-of-Formula Loans. If the unpaid balance of Revolver
                         --------------------
Loans outstanding at any time should exceed the Borrowing Base at such time (an "Out-of-Formula Condition"), such Revolver Loans shall nevertheless constitute Obligations that are secured by the Collateral and entitled to all of the benefits of the Loan Documents. In the event that Lenders are willing in their sole and absolute discretion to make Out-of-Formula Loans, such Out-of-Formula Loans shall be payable on demand and shall bear interest as provided in this Agreement for Revolver Loans generally.

                  1.1.3. Use of Proceeds. The proceeds of the Revolver Loans
                         ---------------
shall be used by Borrowers solely for one or more of the following purposes: (i) to satisfy any Debt owing on the Closing Date to the Prior Lenders arising from loans, and interest and fees payable in connection therewith, made by them under that certain Loan and Security Agreement dated as of April 21, 1995, as amended, among Borrowers, NationsBank of Georgia, N.A., as agent for the Prior Lenders and the Prior Lenders; (ii) to pay the fees and transaction expenses associated with the closing of the transactions described herein; (iii) to pay any of the Obligations; and (iv) to make expenditures for other lawful corporate purposes of Borrowers to the extent such expenditures are not prohibited by this Agreement or Applicable Law. In no event may any Revolver Loan proceeds be used by any Borrower to make a contribution to the equity of any Subsidiary, to purchase or to carry, or to reduce, retire or refinance any Debt incurred to purchase or carry, any Margin Stock or for any related purpose that violates the provisions of Regulations G, T, U or X of the Board of Governors.

                  1.1.4. Revolver Notes. The Revolver Loans made by each Lender
                         --------------
and interest accruing thereon shall be evidenced by the records of Agent and such Lender and by the Revolver Note payable to such Lender (or the assignee of such Lender), which shall be executed by Borrowers, completed in conformity with this Agreement and delivered to such Lender on the Closing Date. All outstanding principal amounts and accrued interest under the Revolver Loans shall be due and payable as set forth in Section 4.2 hereof.

         1.2.     Equipment Loans. Lenders may, in their sole and absolute
                  ---------------
discretion, severally to the extent of such Lender's Equipment Loan Commitment and not jointly with the other Lenders, during the period from and after the Closing Date through the Original Term, make Equipment Loans to GSS, in an aggregate amount not to exceed in the aggregate principal amount outstanding at any time such Lender's Equipment Loan Commitment at such time, to finance GSS' purchase of Eligible Equipment. Lenders shall have no obligation to honor any request by GSS for an Equipment Loan but may do so in their sole and absolute discretion. If Lenders shall elect to make an Equipment Loan to GSS, then GSS shall satisfy each of the Equipment Loan Conditions prior to the making of such Equipment Loan and shall execute or cause to be executed amendments to this Agreement, the Indenture and the Intercreditor Agreement to the extent required by Lenders, each of which amendment shall be in form and substance satisfactory to Agent and Lenders. In addition to such other terms as Lenders may require, the proceeds of each Equipment Loan shall not exceed 70% of the Equipment Purchase Price of new Eligible Equipment so purchased. All Equipment Loans shall bear interest at the variable rates specified in subsection 2.1.1 hereof and shall be evidenced by and repaid in accordance with the terms of the Equipment Notes.

         1.3.     LC Facility.
                  -----------

                  1.3.1 Procurement of Letters of Credit. Fleet agrees, during
                        --------------------------------
the term of this Agreement and for so long as no Default or Event of Default exists, to request from Bank one or more Letters of Credit on Borrowers' request therefor from time to time, subject to the following terms and conditions:

                        (i) Each Borrower acknowledges that Bank's willingness
                  to issue any Letter of Credit is conditioned upon Bank's receipt of (A) the LC Guaranty duly executed and delivered to Bank by Fleet, (B) an LC Application with respect to the requested Letter of Credit and (C) such other instruments and agreements as Bank may customarily require for the issuance of a letter of credit of equivalent type and amount as the requested Letter of Credit. Fleet shall have no obligation to execute any LC Guaranty or to join with any Borrower in executing an LC Application unless (x) Fleet receives an LC Request from such Borrower at least 3 Business Days prior to the date on which such Borrower desires to submit such LC Application to Bank and (y) each of the LC Conditions is satisfied on the date of Fleet's receipt of the LC Request and at the time of the requested execution of the LC Application. Any Letter of Credit issued on the Closing Date shall be for an amount in Dollars that is greater than $250,000. In no event shall Fleet or any other Lender have any liability or obligation to any or all Borrowers or any Subsidiary for any failure or refusal by Bank to issue, for Bank's delay in issuing, or for any error of Bank in issuing any Letter of Credit.

                       (ii) The Letters of Credit may be requested hereunder by a Borrower only if they are to be used (a) to support obligations of Borrowers incurred in the ordinary course of its business, as presently conducted, on a standby basis or
                  (b) for such other purposes as Agent and Lenders may approve from time to time.

                       (iii) Borrowers jointly and severally agree to reimburse
                  Bank for any draw under any Letter of Credit immediately upon demand, and to pay Bank the amount of all other liabilities and obligations payable to Bank under or in connection with any Letter of Credit immediately when due, irrespective of any claim, setoff, defense or other right that any or all Borrowers may have at any time against Bank or any other Person. If Fleet shall pay any amount under a LC Guaranty with respect to any Letter of Credit, then Borrowers shall be jointly and severally obligated to pay to Fleet, in Dollars on the first Business Day following the date on which payment was made by Fleet under such LC Guaranty, an amount equal to the amount paid by Fleet under such LC Guaranty (or, if payment thereunder was made by Fleet in a currency other than Dollars, an amount equal to the Dollar equivalent of such currency at the time of Fleet's payment under such LC Guaranty, in each case) together with interest from and after the date of Fleet's payment under such LC Guaranty until payment in full is made by Borrowers at a variable rate per annum in effect from time to time hereunder for Revolver Loans constituting Base Rate Loans.

                       (iv) Borrowers assume all risks of the acts, omissions or misuses of any Letter of Credit by the beneficiary thereof. The obligation of Borrowers to reimburse Fleet for any payment made by Fleet under the LC Guaranty shall be absolute, unconditional, irrevocable and joint and several and shall be paid without regard to any lack of validity or enforceability of any Letter of Credit, the existence of any claim, setoff, defense or other right which any or all Borrowers may have at any time against a beneficiary of any Letter of Credit, or improper honor by Bank of any draw request under a Letter of Credit. If presentation of a demand, draft, certificate or other document does not comply with the terms of a Letter of Credit and a Borrower contends that, as a consequence of such noncompliance it has no obligation to reimburse Bank for any payment made with respect thereto, Borrowers shall nevertheless be obligated to reimburse Fleet for any payment made under the LC Guaranty with respect to such Letter of Credit, but without waiving any claim a Borrower may have against Bank in connection therewith. All disputes regarding any Letter of Credit shall be resolved by Borrowers directly with Bank.

                   (v) No Letter of Credit shall be extended or amended in any respect that is not solely ministerial, unless all of the LC Conditions are met as though a new Letter of Credit were being requested and issued.

                  1.3.2    Participations.

                             (i) Immediately upon the issuance by Bank of any Letter of Credit, each Lender (other than Fleet) shall be deemed to have irrevocably and unconditionally purchased and received from Fleet, without recourse or warranty, an undivided interest and participation equal to the Pro Rata share of such Lender (a "Participating Lender") in all LC Obligations arising in connection with such Letter of Credit and any security therefor or guaranty pertaining thereto, but in no event greater than an amount which, when added to such Lender's Pro Rata share of all Revolver Loans and LC Obligations then outstanding, exceeds such Lender's Revolver Commitment.

                             (ii)  If Fleet makes any payment under an LC
                  Guaranty and Borrowers do not repay or cause to be repaid the amount of such payment on the Reimbursement Date, Fleet shall promptly notify Agent, which shall promptly notify each Participating Lender, of such payment and each Participating Lender shall promptly and unconditionally pay to Agent, for the account of Fleet, in Dollars in immediately available funds, the amount of such Participating Lender's Pro Rata share of such payment, and Agent shall promptly pay such amounts to Fleet. If a Participating Lender does not make its Pro Rata share of the amount of such payment available to Agent, such Lender agrees to pay to Agent for the account of Fleet, forthwith on demand, such amount together with interest thereon at the Federal Funds Rate. The failure of any Participating Lender to make available to Agent for the account of Fleet such Participating Lender's Pro Rata share of the LC Obligations shall not relieve any other Participating Lender of its obligation hereunder to make available to Agent its Pro Rata share of the LC Obligations, but no Participating Lender shall be responsible for the failure of any other Participating Lender to make available to Agent its Pro Rata share of the LC Obligations on the date such payment is to be made.

                             (iii) Whenever Fleet receives a payment on
                  account of the LC Obligations, including any interest thereon, as to which Agent has previously received payments from any Lender for the account of Fleet, Fleet shall promptly pay to each Participating Lender which has funded its participating interest therein, in immediately available funds, an amount equal to such Participating Lender's Pro Rata share thereof.

                             (iv)  The obligation of each Participating
                  Lender to make payments to Agent for the account of Fleet in connection with Fleet's payment under a LC Guaranty shall be absolute, unconditional and irrevocable, not subject to any counterclaim, setoff, qualification or exception whatsoever (other than for Fleet's gross negligence or willful misconduct), and shall be made in accordance with the terms and conditions of this Agreement under all circumstances and irrespective of whether or not any or all Borrowers may assert or have any claim for any lack of validity or unenforceability of this Agreement or any of the other Loan Documents; the existence of any Default or Event of Default; any draft, certificate or other document presented under a Letter of Credit having been determined to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; or the existence of any setoff or defense any Obligor may have with respect to any of the Obligations

                             (v)   Neither Fleet nor any of its officers,
                  directors, employees or agents shall be liable to any Participating Lenders for any action taken or omitted to be taken under or in connection with any of the LC Documents except as a result of actual gross negligence or willful misconduct on the part of Fleet. Fleet does not assume any responsibility for any failure or delay in performance or breach by any or all Borrowers or any other Person of any of its obligations under any of the LC Documents. Fleet does not make to Participating Lenders any express or implied warranty, representation or guaranty with respect to the Collateral, the LC Documents, or other Obligor. Fleet shall not be responsible to any Participating Lender for any recitals, statements, information, representations or warranties contained in, or for the execution, validity, genuineness, effectiveness or enforceability of or any of the LC Documents; the validity, genuineness, enforceability, collectibility, value or sufficiency of any of the Collateral or the perfection of any Lien therein; or the assets, liabilities, financial condition, results of operations, business, creditworthiness or legal status of any Borrower or any other Obligor or any Account Debtor. In connection with its administration of and enforcement of rights or remedies under any of the LC Documents, Fleet shall be entitled to act, and shall be fully protected in acting upon, any certification, notice or other communication in whatever form believed by Fleet, in good faith, to be genuine and correct and to have been signed or sent or made by a proper Person. Fleet may consult with and employ legal counsel, accountants and other experts and to advise it concerning its rights, powers and privileges under the LC Documents and shall be entitled to act upon, and shall be fully protected in any action taken in good faith reliance upon, any advise given by such experts. Fleet may employ agents and attorneys-in-fact in connection with any matter relating to the LC Documents and shall not be liable for the negligence, default or misconduct of any such agents or attorneys-in-fact selected by Fleet with reasonable care. Fleet shall not have any liability to any Participating Lender by reason of Fleet's refraining to take any action under any of the LC Documents without having first received written instructions from the Required Lenders to take such action.

                  1.3.3  Cash Collateral Account. If any LC Obligations, whether
                         -----------------------
or not then due or payable, shall for any reason be outstanding (i) at any time when an Event of Default has occurred and is continuing, (ii) on any date that Availability is less than zero, or (iii) on or at any time after the Commitment Termination Date, then Borrowers shall, on Agent's request, forthwith deposit with Agent, in cash, an amount equal to 110% of the maximum aggregate amount of all LC Obligations then outstanding. If Borrowers fail to make such deposit on the first Business Day following Agent's demand therefor, Lenders may (and shall upon direction of the Required Lenders) advance such amount as Revolver Loans (whether or not an Out-of-Formula Condition is created thereby). Such cash (together with any interest accrued thereon) shall be held by Agent in the Cash Collateral Account and may be invested, in Agent's discretion, in Cash Equivalents. Each Borrower hereby pledges to Agent and grants to Agent a security interest in, for the benefit of Agent in such capacity and for the Pro Rata benefit of Lenders, all Cash Collateral held in the Cash Collateral Account from time to time and all proceeds thereof, as security for the payment of all Obligations, whether or not then due or payable. From time to time after cash is deposited in the Cash Collateral Account, Agent may apply Cash Collateral then held in the Cash Collateral Account to the payment of any amounts, in such order as Agent may elect, as shall be or shall become due and payable by Borrowers to Agent or any Lender with respect to the LC Obligations which may be then outstanding. Neither any Borrower nor any other Person claiming by, through or under or on behalf of any Borrower shall have any right to withdraw any of the Cash Collateral held in the Cash Collateral Account, including any accrued interest, provided that upon termination or expiration of all Letters of Credit and the payment and satisfaction of all of the LC Obligations outstanding, any Cash Collateral remaining in the Cash Collateral Account shall be returned to Borrowers unless an Event of Default then exists (in which event Agent may apply such Cash Collateral to the payment of any other Obligations outstanding, with any surplus to be turned over to Borrowers).

                  1.3.4    Indemnifications.
                           ----------------

                             (i) In addition to any other indemnity which any or all Borrowers may have to Agent or any Lender under any of the other Loan Documents and without limiting such other indemnification provisions, each Borrower hereby agrees to indemnify and defend each of the Agent Indemnitees and Lender Indemnitees and to hold each of the Agent Indemnitees and Lender Indemnitees harmless from and against any and all Claims which any of the Agent Indemnitees or any of the Lender Indemnitees may (other than as the actual result of their own gross negligence or willful misconduct) incur or be subject to as a consequence, directly or indirectly, of (a) the issuance of, payment or failure to pay or any performance or failure to perform under any Letter of Credit or LC Guaranty or (b) any suit, investigation or proceeding as to which Agent or any Lender is or may become a party to as a consequence, directly or indirectly, of the issuance of any Letter of Credit or any LC Guaranty or the payment or failure to pay thereunder.

                             (ii)  Each Participating Lender agrees to
                  indemnify and defend each of the Fleet Indemnitees (to the extent the Fleet Indemnitees are not reimbursed by Borrowers or any other Obligor, but without limiting the indemnification obligations of Borrowers under this Agreement), on a Pro Rata basis, from and against any and all Claims which may be imposed on, incurred by or asserted against any of the Fleet Indemnitees in any way related to or arising out of Fleet's administration or enforcement of rights or remedies under any of the LC Documents or any of the transactions contemplated thereby (including costs and expenses which Borrowers are obligated to pay under Section 14.2 hereof), provided that no Participating Lender shall be liable to any of the Fleet Indemnitees for any of the foregoing to the extent that they result solely from the willful misconduct or gross negligence of such Fleet Indemnitees.


SECTION 2.        INTEREST, FEES AND CHARGES

         2.1.     Interest.
                  --------

                  2.1.1. Rates of Interest. Borrowers jointly and severally
                         -----------------
agree to pay interest in respect of all unpaid principal amounts of the Loans from the respective dates such principal amounts are advanced until paid (whether at stated maturity, on acceleration or otherwise) at a rate per annum equal to the applicable rate indicated below:

                             (i) for Loans made or outstanding as Base Rate Loans, .75% plus the Base Rate in effect from time to time; or
                              ----

                             (ii)  for Loans made or outstanding as LIBOR
                  Loans, 3.00% plus the relevant Adjusted LIBOR Rate for the
                               ----
                  applicable Interest Period selected by a Borrower in conformity with this Agreement.

                  Upon determining the Adjusted LIBOR Rate for any Interest Period requested by Borrowers, Agent shall promptly notify Borrowers thereof by telephone and, if so requested by Borrowers, confirmed in writing. Such determination shall, absent manifest error, be final, conclusive and binding on all parties and for all purposes. The applicable rate of interest for all Loans bearing interest based upon the Base Rate shall be increased or decreased, as the case may be, by an amount equal to any increase or decrease in the Base Rate, with such adjustments to be effective as of the opening of business on the day that any such change in the Base Rate becomes effective. Interest on each Loan shall accrue from and including the date on which such Loan is made, converted to a Loan of another Type or continued as a LIBOR Loan to (but excluding) the date of any repayment thereof; provided, however, that, if a Loan
                                              --------  -------
is repaid on the same day made, one day's interest shall be paid on such Loan. The Base Rate on the date hereof is 8.50% per annum and, therefore, the rate of interest in effect hereunder on the date hereof, expressed in simple interest terms, is 9.25% per annum with respect to any portion of the Loans bearing interest as a Base Rate Loan.

                  2.1.2  Conversions and Continuations.
                         -----------------------------

                                    (i) Borrowers may on any Business Day,
                  subject to the giving of a proper Notice of
                  Conversion/Continuation as hereinafter described, elect (A) to continue all or any part of a LIBOR Loan by selecting a new Interest Period therefor, to commence on the last day of the immediately preceding Interest Period, or (B) to convert all or any part of a Loan of one Type into a Loan of another Type; provided, however, that no outstanding Loans may be converted
                  -----------------
                  into or continued as LIBOR Loans when any Default or Event of Default exists. Any conversion of a LIBOR Loan into a Base Rate Loan shall be made on the last day of the Interest Period for such LIBOR Loan. Any conversion or continuation made with respect to less than the entire outstanding balance of the Revolver Loans or the Equipment Loan, must be allocated among Lenders on a Pro Rata basis, and the Interest Period for Loans converted into or continued as LIBOR Loans shall be coterminous for each Lender.

                                    (ii) Whenever Borrowers desire to convert or
                  continue Loans under Section 2.1.2(i), a Borrower shall give Agent written notice (or telephonic notice promptly confirmed in writing) substantially in the form of Exhibit B ("Notice of
                                                           ---------
                  Conversion/Continuation"), signed by an authorized officer of such Borrower, at least 2 Business Days before the requested conversion or continuation date, in the case of a conversion into or continuation of LIBOR Loans and on the requested conversion date, in the case of a conversion into Base Rate Loans. Promptly after receipt of a Notice of Conversion/Continuation, Agent shall notify each Lender in writing of the proposed conversion or continuation. Each such Notice of Conversion/Continuation shall be irrevocable and shall specify the aggregate principal amount of the Loans to be converted or continued, the date of such conversion or continuation (which shall be a Business Day) and whether the Loans are being converted into or continued as LIBOR Loans (and, if so, the duration of the Interest Period to be applicable thereto) or Base Rate Loans. If, upon the expiration of any Interest Period in respect of any LIBOR Loans Borrowers shall have failed to deliver the Notice of Conversion/Continuation, Borrowers shall be deemed to have elected to convert such LIBOR Loans to Base Rate Loans.

                  2.1.3. Interest Periods. In connection with the making or
                         ----------------
continuation of, or conversion into, each Borrowing of LIBOR Loans, Borrowers shall select an interest period (each an "Interest Period") to be applicable to such LIBOR Loan, which interest period shall commence on the date such LIBOR Loan is made and shall end on a numerically corresponding day in the first, third or sixth month thereafter; provided, however, that:
                                 -----------------
                                    (i) the initial Interest Period for a LIBOR
                  Loan shall commence on the date of such Borrowing (including the date of any conversion from a Loan of another Type) and each Interest Period occurring thereafter in respect of such Revolver Loan shall commence on the date on which the next preceding Interest Period expires;

                                    (ii) if any Interest Period would otherwise
                  expire on a day that is not a Business Day, such Interest Period shall expire on the next succeeding Business Day, provided that if any Interest Period in respect of LIBOR Loans would otherwise expire on a day which is not a Business Day but is a day of the month after which no further Business Day occurs in such month, such Interest Period shall expire on the next preceding Business Day;

                                    (iii) any Interest Period that begins on a
                  day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period shall expire on the last Business Day of such calendar month;

                                    (iv) no Interest Period with respect to any
                  portion of principal of a Loan shall extend beyond a date on which a Borrower is required to make a scheduled payment of such portion of principal;

                                    (v) no Interest Period shall extend beyond
                  the last day of the Original Term; and

                                    (vi) there shall be no more than 5 Interest
                  Periods in effect at any one time.

                  2.1.4. Interest Rate Not Ascertainable. If Agent shall
                         -------------------------------
determine (which determination shall, absent manifest error, be final, conclusive and binding upon all parties) that on any date for determining the Adjusted LIBOR Rate for any Interest Period, by reason of any changes arising after the date of this Agreement affecting the London interbank market or any Lender's or Bank's position in such market, adequate and fair means do not exist for ascertaining the applicable interest rate on the basis provided for in the definition of Adjusted LIBOR Rate, then, and in any such event, Agent shall forthwith give notice (by telephone confirmed in writing) to GSS of such determination. Until Agent notifies GSS that the circumstances giving rise to the suspension described herein no longer exist, the obligation of Lenders to make LIBOR Loans shall be suspended, and such affected Loans then outstanding shall, at the end of the then applicable Interest Period or at such earlier time as may be required by Applicable Law, bear the same interest as Base Rate Loans.

                  2.1.5. Default Rate of Interest. Interest shall accrue at the
                         ------------------------
Default Rate (i) with respect to the principal amount of any portion of the Obligations (and, to the extent permitted by Applicable Law, all past due interest) that is not paid on the due date thereof (whether due at stated maturity, on demand, upon acceleration or otherwise) until paid in full, and
(ii) with respect to the principal amount of all of the Obligations (and, to the extent permitted by Applicable Law, all past due interest) upon the earliest to occur of (x) a Borrower's receipt of notice from Agent of Required Lenders' election to charge the Default Rate based upon the existence of any Event of Default (which notice Agent shall send only with the consent or at the direction of the Required Lenders) or (y) the commencement by or against any Borrower of an Insolvency Proceeding, whether or not under the circumstances described in either clause (i) or (ii) hereof Agent or Lenders elect to accelerate the maturity or demand payment of any of the Obligations. To the fullest extent permitted by Applicable Law, the Default Rate shall apply and accrue on any judgment entered with respect to any of the Obligations and to the unpaid principal amount of the Obligations during any Insolvency Proceeding of a

Borrower. Each Borrower acknowledges that the cost and expense to Agent and each Lender attendant upon the occurrence of an Event of Default are difficult to ascertain or estimate and that the Default Rate is a fair and reasonable estimate to compensate Agent and Lender for such added cost and expense.

         2.2.     Fees.
                  ----
                  2.2.1. Closing Fee. Borrowers shall be jointly and severally
                         -----------
obligated to pay to Agent a closing fee of $350,000, which shall be fully earned and, except to the extent otherwise required by Applicable Law, non-refundable on the Closing Date and shall be paid concurrently with the funding of the initial Loans hereunder. Agent shall distribute $87,500 of the closing fee to Congress and $262,500 of the closing fee to Fleet.

                  2.2.2. Unused Line Fee. Borrowers shall be jointly and
                         ---------------
severally obligated to pay to Agent, for the Pro Rata benefit of Lenders, a fee equal to .375% per annum of the amount by which the Average Revolver Loan Balance for any month (or portion thereof that the agreement is in effect) is less than $70,000,000, such fee to be paid on the first day of the following month; but if this Agreement is terminated on a day other than the first day of a month, then any such fee payable for the month in which termination shall occur shall be paid on the effective date of such termination.

                  2.2.3. Audit and Appraisal Fees. Borrowers shall be jointly
                         ------------------------
and severally obligated to reimburse Lenders (other than Fleet unless a Default or Event of Default exists) for all reasonable costs and expenses incurred by any Lender in connection with all audits and appraisals of any Obligor's books and records and such other matters pertaining to any Obligor or any Collateral any such Lender shall deem appropriate; provided, that, unless a Default or Event of Default exists, Borrowers shall not be obligated to reimburse Agent or Lenders for more than an aggregate of 4 such audits or appraisals in any Fiscal Year. On the Closing Date, Borrowers shall be jointly and severally obligated to pay to Fleet all out-of-pocket expenses incurred by Fleet in connection with the audit and appraisal of each Borrower's business and Properties prior to the Closing Date. For purposes hereof, "reasonable costs and expenses" of Congress shall mean $600 per day per person plus out-of-pocket costs.

                  2.2.4. Annual Agency Fee. In consideration of Fleet's
                         -----------------
syndication of the Commitments and service as Agent hereunder, Borrowers shall be jointly and severally obligated to pay to Agent an annual agency fee of $60,000 per year, which fee shall be payable monthly in advance in an amount equal to 1/12th of such fee, commencing on the Closing Date and on the first day of each month thereafter.

                  2.2.5. LC Facility Fees. Borrowers shall be jointly and
                         ----------------
severally obligated to pay all fees at any time payable to Bank for each Letter of Credit. In no event shall Fleet be liable to Bank, any Borrower or any other Person for any fees payable in respect of any Letter of Credit by reason of Fleet's joining in any LC Application or otherwise. Borrowers shall also be jointly and severally obligated to pay to Agent, for the Pro Rata benefit of
Lenders:

                   (i) for each LC Guaranty of each standby Letter of Credit, a fee equal to 2% per annum of the aggregate face amount of such Letter of Credit outstanding from time to time during the term of this Agreement which shall be due and payable on the first Business Day of each month ; and

               (ii) for each LC Guaranty of each documentary Letter of Credit, a fee equal to 2% per annum of the face amount of each such Letter of Credit, payable upon the issuance of such Letter of Credit.

                  2.2.6. General Provisions. All fees shall be fully earned by
                         ------------------
the identified recipient thereof pursuant to the foregoing provisions of this Agreement on the due date thereof and, except as otherwise set forth herein or required by Applicable Law, shall not be subject to rebate, refund or proration. All fees provided for in Section 2.2 are and shall be deemed to be for compensation for services and are not, and shall not be deemed to be, interest or any other charge for the use, forbearance or detention of money.

         2.3. Computation of Interest and Fees. All interest, fees and other
              --------------------------------
charges provided for in this Agreement shall be calculated daily and shall be computed on the actual number of days elapsed over a year of 360 days. For purposes of computing interest hereunder, all Payment Items received by Agent shall be deemed applied by Agent on account of the Obligations (subject to final payment of such items) one Business Day after the Agent receives such items in immediately available funds in the Payment Account, and Agent shall be deemed to have received such Payment Item on the date specified in Section 4.7 hereof.

         2.4. Reimbursement of Expenses. If, at any time or times regardless of
              -------------------------
whether or not an Event of Default then exists, Agent, any Lender or any Participant incurs legal or accounting expenses or any other out-of-pocket costs or expenses in connection with (i) the negotiation and preparation of this Agreement or any of the other Loan Documents, any amendment of or modification of this Agreement or any of the other Loan Documents, or any sale or attempted sale of any interest herein to a Participant; (ii) the administration of this Agreement or any of the other Loan Documents and the transactions contemplated hereby and thereby; (iii) any litigation, contest, dispute, suit, proceeding or action (whether instituted by Agent, any Lender, an Obligor or any other Person) in any way relating to the Collateral, this Agreement or any of the other Loan Documents or any Borrower's affairs; (iv) any attempt to enforce any rights of Agent, any Lender or any Participant against any or all Borrowers or any other Person which may be obligated to Agent or a Lender by virtue of this Agreement or any of the other Loan Documents, including the Account Debtors; or (v) subject to Section 2.2.3 above, any attempt to inspect, verify, protect, preserve, restore, collect, sell, liquidate or otherwise dispose of or realize upon the Collateral; then all such legal and accounting expenses and other out-of-pocket costs and expenses of Agent or any Lender shall be charged to Borrowers. All amounts chargeable to Borrowers under this Section 2.4 shall be Obligations secured by all of the Collateral, shall be payable on demand to Agent, Lenders or to such Participant, as the case may be.

         2.5. Bank Charges. Borrowers shall pay to Agent, on demand, any and all
              ------------
fees, costs or expenses which Agent or any Lender pays to a bank or other similar institution (including any fees paid by Agent or any Lender to any Participant) arising out of or in connection with (i) the forwarding to a Borrower or any other Person on behalf of Borrower by Agent or any Lender of proceeds of Loans made by Lenders to a Borrower pursuant to this Agreement and
(ii) the depositing for collection by Agent or any Lender of any Payment Item received or delivered to Agent or any Lender on account of the Obligations. Each Borrower acknowledges and agrees that Agent may charge such costs, fees and expenses to Borrowers based upon Agent's good faith estimate of such costs, fees and expenses as they are incurred by Agent or any Lender.

         2.6. Illegality. Notwithstanding anything to the contrary contained
              ----------
elsewhere in this Agreement, if (i) any change in any law or regulation or in the interpretation thereof by any governmental authority charged with the administration thereof shall make it unlawful for a Lender to make or maintain a LIBOR Loan or to give effect to its obligations as contemplated hereby with respect to a LIBOR Loan or (ii) at any time such Lender determines that the making or continuance of any LIBOR Loan has become impracticable as a result of a contingency occurring after the date hereof which adversely affects the London interbank market or the position of such Lender in such market, then such Lender shall after such determination give Agent and any Borrower notice thereof and may thereafter (1) declare that LIBOR Loans will not thereafter be made by such Lender, whereupon any request by a Borrower for a LIBOR Loan shall be deemed a request for a Base Rate Loan unless such Lender's declaration shall be subsequently withdrawn (which declaration shall be withdrawn promptly after the cessation of the circumstances described in clause (i) or (ii) above); and (2) require that all outstanding LIBOR Loans made by such Lender be converted to Base Rate Loans, under the circumstances of clause (i) or (ii) of this Section
2.6 insofar as such Lender determines the continuance of LIBOR Advances to be impracticable, in which event all such LIBOR Loans shall be converted automatically to Base Rate Loans as of the date of any Borrower's receipt of the aforesaid notice from such Lender.

         2.7. Increased Costs. If, by reason of (a) the introduction of or any
              ---------------
change (including any change by way of imposition or increase of Statutory Reserves or other reserve requirements) in or in the interpretation of any law or regulation, or (b) the compliance with any guideline or request from any central bank or other governmental authority or quasi-governmental authority exercising control over banks or financial institutions generally (whether or not having the force of law):

                         (i) any Lender shall be subject after the date hereof,
                    to any Tax, duty or other charge with respect to any LIBOR Loan or its obligation to make LIBOR Loans, or a change shall result in the basis of taxation of payment to any Lender of the principal of or interest on its LIBOR Loans or its obligation to make LIBOR Loans (except for changes in the rate of Tax on the overall net income of such Lender imposed by the jurisdiction in which such Lender's principal executive office is located); or

                         (ii) any reserve (including any imposed by the Board of
                    Governors), special deposits or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender shall be imposed or deemed applicable or any other condition affecting its LIBOR Loans or its obligation to make LIBOR Loans shall be imposed on such Lender or the London interbank market;

and as a result thereof there shall be any increase in the cost to such Lender of agreeing to make or making, funding or maintaining LIBOR Loans (except to the extent already included in the determination of the applicable Adjusted LIBOR Rate for LIBOR Loans), or there shall be a reduction in the amount received or receivable by such Lender, then such Lender shall promptly after determining such increased costs give any Borrower notice thereof and Borrowers shall from time to time, upon written notice from and demand by such Lender (with a copy of such notice and demand to Agent), pay to Agent for the account of such Lender, within 5 Business Days after the date specified in such notice and demand, an additional amount sufficient to indemnify such Lender against such increased cost. A certificate as to the amount of such increased cost, submitted to Borrowers by such Lender, shall be final, conclusive and binding for all purposes, absent manifest error.

         If any Lender shall advise Agent at any time that, because of the circumstances described hereinabove in this Section 2.7 or any other circumstances arising after the date of this Agreement affecting such Lender or the London interbank market or such Lender's position in such market, the Adjusted LIBOR Rate, as determined by Agent, will not adequately and fairly reflect the cost to such Lender of funding LIBOR Loans, then, and in any such event:

                         (i) Agent shall forthwith give notice (by telephone
                        confirmed in writing) to GSS and Lenders of such advice;

                        (ii) Borrowers' right to request and such Lender's obligation to make LIBOR Loans shall be immediately suspended and Borrowers' right to continue a LIBOR Loan as such beyond the then applicable Interest Period shall also be suspended, until each condition giving rise to such suspension no longer exists; and

                        (iii) such Lender shall make a Base Rate Loan as part of the requested Borrowing of LIBOR Loans, which Base Rate Loan shall, for all purposes, be considered part of such Borrowing.

         For purposes of this Section 2.7, all references to a Lender shall be deemed to include any bank holding company or bank parent of such Lender.

         2.8. Capital Adequacy. If any Lender determines that after the date
              ----------------
hereof (a) the adoption of any Applicable Law regarding capital requirements for banks or bank holding companies or the subsidiaries thereof, (b) any change in the interpretation or administration of any such Applicable Law by any governmental authority, central bank, or comparable agency charged with the interpretation or administration thereof, or (c) compliance by such Lender or its holding company with any request or directive of any such governmental authority, central bank or comparable agency regarding capital adequacy (whether or not having the force of law), has the effect of reducing the return on such Lender's capital to a level below that which such Lender could have achieved (taking into consideration such Lender's and its holding company's policies with respect to capital adequacy immediately before such adoption, change or compliance and assuming that such Lender's capital was fully utilized prior to such adoption, change or compliance) but for such adoption, change or compliance as a consequence of such Lender's commitment to make the Loans pursuant hereto by any amount deemed by such Lender to be material:

                         (i) Agent shall promptly, after its receipt of a
                    certificate from such Lender setting forth such Lender's determination of such occurrence, give notice thereof to GSS and Lenders; and

                         (ii) Borrowers shall pay to Agent, for the account of
                    such Lender, as an additional fee from time to time, on demand, such amount as such Lender certifies to be the amount reasonably calculated to compensate such Lender for such reduction.

         A certificate of such Lender claiming entitlement to compensation as set forth above will be conclusive in the absence of manifest error. Such certificate will set forth the nature of the occurrence giving rise to such compensation, the additional amount or amounts to be paid to such Lender (including the basis for such Lender's determination of such amount), and the method by which such amounts were determined. In determining such amount, such Lender may use any reasonable averaging and attribution method. For purposes of this Section 2.8 all references to a Lender shall be deemed to include any bank holding company or bank parent of such Lender.

         2.9. Funding Losses. Borrowers shall be jointly and severally obligated
              --------------
to compensate Lenders, upon Agent's written request (which request shall set forth the basis for requesting such amounts and which request shall, absent manifest error, be final, conclusive and binding upon all of the parties hereto), for all losses, expenses and liabilities (including any interest paid by a Lender to lenders of funds borrowed by such Lender to make or carry its LIBOR Loans to the extent not recovered by such Lender in connection with the re-employment of such funds), which any Lender may sustain: (i) if for any reason (other than a default by such Lender) a Borrowing of, or conversion to or continuation of, LIBOR Loans does not occur on the date specified therefor in a Notice of Borrowing or Notice of Conversion/ Continuation (whether or not withdrawn), (ii) if any repayment (including any conversions pursuant to Section
2.1.2 hereof) of any its LIBOR Loans occurs on a date that is not the last day of an Interest Period applicable thereto, or (iii) if, for any reason, Borrowers default in their obligation to repay LIBOR Loans when required by the terms of this Agreement. For purposes of this Section 2.9, all references to a Lender shall be deemed to include any bank holding company or bank parent of such Lender. The calculations of all amounts payable to a Lender under this Section
2.9 shall be made as though such Lender had actually funded or committed to fund its LIBOR Loan through the purchase for an underlying deposit in an amount equal to the amount of such LIBOR Loan and having a maturity comparable to the relevant Interest Period for such LIBOR Loan; provided, however, any Lender may
                                              --------  -------
fund its LIBOR Loans in any manner it deems fit and the foregoing assumption shall be utilized only for the calculation of amounts payable under this Section 2.9.

         2.10. Maximum Interest. Regardless of any provision contained in this
               ----------------
Agreement or any of the other Loan Documents, in no contingency or event whatsoever shall the aggregate of all amounts that are contracted for, charged or received by Agent and Lenders pursuant to the terms of this Agreement or any of the other Loan Documents and that are deemed interest under Applicable Law exceed the highest rate permissible under any Applicable Law. No agreements, conditions, provisions or stipulations contained in this Agreement or any of the other Loan Documents or the exercise by Agent of the right to accelerate the payment or the maturity of all or any portion of the Obligations, or the exercise of any option whatsoever contained in any of the Loan Documents, or the prepayment by any or all Borrowers of any of the Obligations, or the occurrence of any contingency whatsoever, shall entitle Agent or any Lender to charge or receive in any event, interest or any charges, amounts, premiums or fees deemed interest by Applicable Law (such interest, charges, amounts, premiums and fees referred to herein collectively as "Interest") in excess of the Maximum Rate and in no event shall Borrowers be obligated to pay Interest exceeding such Maximum Rate, and all agreements, conditions or stipulations, if any, which may in any event or contingency whatsoever operate to bind, obligate or compel Borrowers to pay Interest exceeding the Maximum Rate shall be without binding force or effect, at law or in equity, to the extent only of the excess of Interest over such Maximum Rate. If any Interest is charged or received in excess of the Maximum Rate ("Excess"), each Borrower acknowledges and stipulates that any such charge or receipt shall be the result of an accident and bona fide error, and such Excess, to the extent received, shall be applied first to reduce the principal Obligations and the balance, if any, returned to Borrowers, it being the intent of the parties hereto not to enter into a usurious or otherwise illegal relationship. The right to accelerate the maturity of any of the Obligations does not include the right to accelerate any interest that has not otherwise accrued on the date of such acceleration, and Agent and Lenders do not intend to collect any unearned interest in the event of any such acceleration. Each Borrower recognizes that, with fluctuations in the rates of interest set forth in Section 2.1.1 of this Agreement, and the Maximum Rate, such an unintentional result could inadvertently occur. All monies paid to Agent or any Lender hereunder or under any of the other Loan Documents, whether at maturity or by prepayment, shall be subject to any rebate of unearned interest as and to the extent required by Applicable Law. By the execution of this Agreement, each Borrower covenants that (i) the credit or return of any Excess shall constitute the acceptance by such Borrower of such Excess, and (ii) no Borrower shall seek or pursue any other remedy, legal or equitable, against Agent or any Lender, based in whole or in part upon contracting for, charging or receiving any Interest in excess of the Maximum Rate. For the purpose of determining whether or not any Excess has been contracted for, charged or received by Agent or any Lender, all interest at any time contracted for, charged or received from any or all Borrowers in connection with any of the Loan Documents shall, to the extent permitted by Applicable Law, be amortized, prorated, allocated and spread in equal parts throughout the full term of the Obligations. Borrowers, Agent and Lenders shall, to the maximum extent permitted under Applicable Law, (i) characterize any non-principal payment as an expense, fee or premium rather than as Interest and (ii) exclude voluntary prepayments and the effects thereof. The provisions of this Section 2.10 shall be deemed to be incorporated into every Loan Document (whether or not any provision of this Section is referred to therein). All such Loan Documents and communications relating to any Interest owed by any or all Borrowers and all figures set forth therein shall, for the sole purpose of computing the extent of Obligations, be automatically recomputed by Borrowers, and by any court considering the same, to give effect to the adjustments or credits required by this Section 2.10.


SECTION 3.        LOAN ADMINISTRATION

     3.1. Manner of Borrowing and Funding Loans. Borrowings under the
          -------------------------------------
Commitments established pursuant to Section 1 hereof shall be made and funded as follows:

                  3.1.1.   Notice of Borrowing.
                           -------------------

                                    (i) Whenever any Borrower desires to make a
                  Borrowing under this Agreement (other than a Borrowing resulting from a conversion or continuation pursuant to
                  Section 2.1.2), such Borrower shall give Agent prior written notice (or telephonic notice promptly confirmed in writing) of such Borrowing request (a "Notice of Borrowing"), which shall be in the form of Exhibit C annexed hereto and signed by an
                                    ---------
                  authorized officer of such Borrower. Such Notice of Borrowing shall be given by such Borrower no later than 2:00 p.m. at the office of Agent designated by Agent from time to time (a) on the Business Day of the requested funding date of such Borrowing, in the case of Base Rate Loans, and (b) at least 2 Business Days prior to the requested funding date of such Borrowing, in the case of LIBOR Loans. Notices received after 2:00 p.m. shall be deemed received on the next Business Day. The Loans made by each Lender on the Closing Date shall be in excess of $250,000 and shall be made as Base Rate Loans and thereafter may be made or continued as or converted into Base Rate Loans or LIBOR Loans. Each Notice of Borrowing (or telephonic notice thereof) shall be irrevocable and shall specify (a) the principal amount of the Borrowing, (b) the date of Borrowing (which shall be a Business Day), (c) whether the Borrowing is to consist of Base Rate Loans or LIBOR Loans,
                  (d) in the case of LIBOR Loans, the duration of the Interest Period to be applicable thereto, and (e) the account of Borrowers to which the proceeds of such Borrowing are to be disbursed. Borrowers may not request any LIBOR Loans if a Default or Event of Default exists.

                                    (ii) Unless payment is otherwise timely made
                  by Borrowers, the becoming due of any amount required to be paid under this Agreement or any of the other Loan Documents as principal, accrued interest, fees or other charges (including the repayment of any LC Obligations) shall be deemed irrevocably to be a request for Revolver Loans on the due date of, and in an aggregate amount required to pay, such principal, accrued interest, fees or other charges, and the proceeds of such Revolver Loans may be disbursed by way of direct payment of the relevant Obligation and shall bear interest as Base Rate Loans. Neither Agent nor any Lender shall have any obligation to Borrowers to honor any deemed request for a Revolver Loan when an Out-of-Formula Condition exists or would result therefrom, but may do so in their discretion and without regard to the existence of, and without being deemed to have waived, any Default or Event of Default.

                                    (iii) As an accommodation to Borrowers,
                  Agent and Lenders may permit telephonic requests for Borrowings and electronic transmittal of instructions, authorizations, agreements or reports to Agent by Borrowers; provided, however, that Borrowers shall confirm each such
                  -----------------
                  telephonic request for a Borrowing of LIBOR Loans by delivery of the required Notice of Borrowing to Agent by facsimile transmission promptly, but in no event later than 5:00 p.m. on the same day. Unless Borrowers specifically direct Agent and Lenders in writing not to accept or act upon telephonic or electronic communications from Borrowers, neither Agent nor any Lender shall have any liability to Borrowers for any loss or damage suffered by such Borrowers as a result of Agent's or any Lender's honoring of any requests, execution of any instructions, authorizations or agreements or reliance on any reports communicated to it telephonically or electronically and purporting to have been sent to Agent or Lenders by a Borrower and neither Agent nor any Lender shall have any duty to verify the origin of any such communication or the identity or authority of the Person sending it.

                  3.1.2. Fundings by Lenders. Subject to its receipt of notice
                         -------------------
from Agent of a Notice of Borrowing as provided in Section 3.1.1 (except in the case of a deemed request by a Borrower for a Revolver Loan as provided in Sections 3.1.1(ii) or 3.1.3(ii) hereof, in which event no Notice of Borrowing need be submitted), each Lender shall timely honor its Commitment by funding its Pro Rata share of each Borrowing of Loans that is properly requested by a Borrower and that such Borrower is entitled to receive under the Loan Agreement. Agent shall notify Lenders of each Notice of Borrowing by 11:00 a.m. on the proposed funding date (in the case of Base Rate Loans) or by 3:00 p.m. at least 2 Business Days before the proposed funding date (in the case of LIBOR Loans). Each Lender shall deposit with Agent an amount equal to its Pro Rata share of the Borrowing requested by such Borrower at Agent's designated bank in immediately available funds not later than 4:00 p.m. on the date of funding of such Borrowing, unless Agent's notice to Lenders is received after 3:00 p.m. on the proposed funding date of a Base Rate Loan, in which event Lenders shall deposit with Agent their respective Pro Rata shares of the requested Borrowing on or before 4:00 p.m. of the next Business Day. Subject to its receipt of such amounts from Lenders, Agent shall, provided it has not received notice from a Lender that one or more of the applicable conditions set forth in Section 10 is not satisfied, make the proceeds of the Loans received by it available to such Borrower by disbursing such proceeds as provided in Section 3.1.4 hereof. Unless Agent shall have been notified in writing by a Lender prior to the proposed time of funding that such Lender does not intend to deposit with Agent an amount equal such Lender's Pro Rata share of the requested Borrowing, Agent may assume that such Lender has deposited or promptly will deposit its share with Agent and Agent may in its discretion disburse a corresponding amount to such Borrower on the applicable funding date. If a Lender's Pro Rata share of such Borrowing is not in fact deposited with Agent, then, if Agent has disbursed to such Borrower an amount corresponding to such share, then such Lender agrees to pay, and in addition Borrowers jointly and severally agree to repay, to Agent forthwith on demand such corresponding amount, together with interest thereon, for each day from the date such amount is disbursed by Agent to or for the benefit of such Borrower until the date such amount is paid or repaid to Agent, (a) in the case of Borrowers, at the interest rate applicable to such Borrowing and (b) in the case of such Lender, at the Federal Funds Rate. If such Lender repays to Agent such corresponding amount, such amount so repaid shall constitute a Revolver Loan, and if both such Lender and Borrowers shall have repaid such corresponding amount, Agent shall promptly return to Borrowers such corresponding amount in same day funds.

                  3.1.3.   Settlement and Settlement Loans.
                           -------------------------------
                                    (i) In order to facilitate the
                  administration of the Revolver Loans under this Agreement, Lenders agree (which agreement shall not be for the benefit of or enforceable by any Borrower) that settlement among them with respect to the Revolver Loans may take place on a periodic basis on dates determined from time to time by Agent (each a "Settlement Date"), which may occur before or after the occurrence or during the continuance of a Default or Event of Default and whether or not all of the conditions set forth in Section 10 of this Agreement have been met. On each Settlement Date, payment shall be made by or to each Lender in the manner provided herein and in accordance with the Settlement Report delivered by Agent to Lenders with respect to such Settlement Date so that, as of each Settlement Date and after giving effect to the transaction to take place on such Settlement Date, each Lender shall hold its Pro Rata share of all Revolver Loans and participations in LC Obligations then outstanding. Agent shall request settlement with the Lenders on a basis not less frequently than once every 5 Business Days.

                                    (ii) Between Settlement Dates, Agent may
                  request Fleet to advance, and Fleet may, but shall in no event be obligated to, advance to Borrowers out of Fleet's own funds the entire principal amount of any Borrowing of Revolver Loans that are Base Rate Loans requested or deemed requested pursuant to this Agreement (any such Revolver Loan funded exclusively by Fleet being referred to as a "Settlement Loan"). Each Settlement Loan shall constitute a Revolver Loan hereunder and shall be subject to all of the terms, conditions and security applicable to other Revolver Loans, except that all payments thereon shall be payable to Fleet solely for its own account. The obligation of Borrowers to repay such Settlement Loans to Fleet shall be evidenced by the records of Fleet and need not be evidenced by any promissory note. Agent shall not request Fleet to make any Settlement Loan if (A) Agent shall have received written notice from any Lender that one or more of the applicable conditions precedent set forth in Section 10 hereof will not be satisfied on the requested funding date for the applicable Borrowing or (B) Agent has knowledge that the requested Borrowing would exceed the amount of Availability on the funding date. Fleet shall not otherwise be required to determine whether the applicable conditions precedent set forth in Section 10 hereof have been satisfied or the requested Borrowing would exceed the amount of Availability on the funding date applicable thereto prior to making, in its sole discretion, any Settlement Loan. On each Settlement Date, or, if earlier, upon demand by Agent for payment thereof, the then outstanding Settlement Loans shall be immediately due and payable. Borrowers shall be deemed to have requested Revolver Loans to be made on each Settlement Date in the amount of all outstanding Settlement Loans and the proceeds of such Revolver Loans shall be applied to the repayment of such Settlement Loans. Agent shall notify the Lenders of the outstanding balance of Revolver Loans prior to 1:00 p.m. on each Settlement Date and each Lender shall deposit with Agent an amount equal to its Pro Rata share of the amount of Revolver Loans deemed requested in immediately available funds not later than 4:00 p.m. on such Settlement Date, and without regard to whether any Default or Event of Default exists or any of the conditions in Section 10 are not satisfied. If any Settlement Loan is not repaid on the due date thereof, then on the second Business Day after Fleet's request each Lender (other than Fleet) shall purchase a participating interest in such Settlement Loan in an amount equal to its Pro Rata share of such Settlement Loan by transferring to Fleet, in immediately available funds, the amount of such participation. The proceeds of Settlement Loans may be used solely for purposes for which Revolver Loans generally may be used in accordance with Section 1.1.3 hereof. If any amounts received by Fleet in respect of any Settlement Loans are later required to be returned or repaid by Fleet to any or all Borrowers or any other Obligor or their respective representatives or successors-in-interest, whether by court order, settlement or otherwise, the other Lenders shall, upon demand by Fleet with notice to Agent, pay to Agent for the account of Fleet, an amount equal to each other Lender's Pro Rata share of all such amounts required to be returned by Fleet.

                  3.1.4. Disbursement Authorization. Each Borrower hereby
                         --------------------------
irrevocably authorizes Agent to disburse the proceeds of each Loan requested by either Borrower, or deemed to be requested pursuant to Section 3.1.1 or Section 3.1.3(ii), as follows: (i) the proceeds of each Loan requested under Section 3.1.1(i) shall be disbursed by Agent in accordance with the terms of the written disbursement letter from Borrowers in the case of the initial Borrowing, and, in the case of each subsequent Borrowing, by wire transfer to the Funding Account or such bank account as may be agreed upon by Borrowers and Agent from time to time in writing; and (ii) the proceeds of each Revolver Loan requested under
Section 3.1.1(ii) or Section 3.1.3(ii) shall be disbursed by Agent by way of direct payment of the relevant interest or other Obligation. Any proceeds received by either of Borrowers or in payment of any of the Obligations shall be deemed to have been received by both Borrowers.

         3.2. Defaulting Lender. If any Lender shall, at any time, fail to make
              -----------------
any payment to Agent or Fleet that is required hereunder, Agent may, but shall not be required to, retain payments that would otherwise be made to such defaulting Lender hereunder and apply such payments to such defaulting Lender's defaulted obligations hereunder, at such time, and in such order, as Agent may elect in its sole discretion. With respect to the payment of any funds from Agent to a Lender or from a Lender to Agent, the party failing to make the full payment when due pursuant to the terms hereof shall, upon demand by the other party, pay such amount together with interest on such amount at the Federal Funds Rate. The failure of any Lender to fund its portion of any Loan shall not relieve any other Lender of its obligation, if any, to fund its portion of the Loan on the date of Borrowing, but no Lender shall be responsible for the failure of any other Lender to make any Loan to be made by such Lender on the date of any Borrowing. Solely for purposes of voting or consenting to matters with respect to any of the Loan Documents, Collateral or any Obligations and determining a defaulting Lender's Pro Rata share of payments and proceeds of Collateral, a defaulting Lender shall not be deemed to be a "Lender" and such Lender's Commitment shall be deemed to be zero (0).

         3.3. Special Provisions Governing LIBOR Loans.
              ----------------------------------------
              3.3.1. Number of LIBOR Loans. In no event may the number of LIBOR
                     ---------------------
Loans outstanding at any time to any Lender exceed 5.

              3.3.2 Minimum Amounts. Each election of LIBOR Loans pursuant to
                    ---------------
Section 3.1.1(i), and each continuation of or conversion to LIBOR Loans pursuant to Section 2.1.2 hereof, shall be in a minimum amount of $1,000,000 and integral multiples of $250,000 in excess of that amount.

                  3.3.3 LIBOR Lending Office. Each Lender's initial LIBOR
                        --------------------
Lending Office is set forth opposite its name on the signature pages hereof. Each Lender shall have the right at any time and from time to time to designate a different office of itself or of any Affiliate as such Lender's LIBOR Lending Office, and to transfer any outstanding LIBOR Loans to such LIBOR Lending Office. No such designation or transfer shall result in any liability on the part of Borrowers for increased costs or expenses resulting solely from such designation or transfer. Increased costs or expenses resulting from a change in Applicable Law occurring subsequent to any such designation or transfer shall be deemed not to result solely from such designation or transfer.

         3.4. Borrowers' Representative. ASB hereby irrevocably appoints GSS,
              -------------------------
and GSS agrees to act under this Agreement, as the agent and representative of itself and ASB for all purposes under this Agreement, including requesting Borrowings, selecting whether any Loan or portion thereof is to bear interest as a Base Rate Loan or a LIBOR Loan, and receiving account statements and other notices and communications to Borrowers (or either of them) from Agent or Lenders. Agent and Lenders may rely, and shall be fully protected in relying, on any Notice of Borrowing, Notice of Conversion/Continuation, disbursement instructions, reports, information or any other notice or communication made or given by GSS, whether in its own name, on behalf of ASB or on behalf of "the Borrowers," and neither Agent nor any Lender shall have any obligation to make any inquiry or request any confirmation from or on behalf of ASB as to the binding effect on ASB of any such request, instruction, report, information, notice or communication, nor shall the joint and several character of Borrowers' liability for the Loans be affected, provided that the provisions of this
Section 3.4 shall not be construed so as to preclude any Borrower from directly requesting Borrowings or taking other actions permitted to be taken by "a Borrower" hereunder. Agent and Lenders intend to maintain a single Loan Account in the name of "Gulf States Steel, Inc. of Alabama" hereunder, and each Borrower expressly agrees to such arrangement and confirms that such arrangement shall have no effect on the joint and several character of such Borrower's liability for the Loans.

         3.5. All Loans to Constitute One Obligation. The Loans shall constitute
              --------------------------------------
one general Obligation of Borrowers and shall be secured by Agent's Lien upon all of the Collateral; provided, however, that Agent and each Lender shall be
                       -----------------
deemed to be a creditor of each Borrower and the holder of a separate claim against each Borrower to the extent of any Obligations jointly and severally owed by Borrowers to Agent or such Lender.


SECTION 4.        PAYMENTS

         4.1. General Payment Provisions. All payments (including all
              --------------------------
prepayments) of principal of and interest on the Loans, LC Obligations and other Obligations that are payable to Agent or any Lender shall be made to Agent in Dollars without any offset or counterclaim and free and clear of (and without deduction for) any present or future Taxes, and, with respect to payments made other than by application of balances in the Payment Account, in immediately available funds not later than 12:00 noon on the due date (and payment made after such time on the due date to be deemed to have been made on the next succeeding Business Day). All payments received by Agent shall be distributed by Agent to Lenders on a Pro Rata basis, subject to the right of offset that Agent may have as to amounts otherwise to be remitted to a particular Lender by reason of amounts due Agent from such Lender under any of the Loan Documents and Agent shall give such Lender concurrent notice therewith.

         4.2.     Repayment of Revolver Loans.
                  ---------------------------
                  4.2.1. Payment of Principal. The outstanding principal amounts
                         --------------------
with respect to the Revolver Loans shall be due and payable as follows:

                                    (i) Any portion of the Revolver Loans
                  consisting of the principal amount of Base Rate Loans shall be paid by Borrowers to Agent, for the Pro Rata benefit of Lenders (or, in the case of Settlement Loans, for the sole benefit of Fleet) unless timely converted to a LIBOR Loan in accordance with this Agreement, immediately upon (a) each receipt by Agent, any Lender or any Borrower of any proceeds of any of the Accounts or Inventory, to the extent of such proceeds, (b) the Commitment Termination Date, and (c) in the case of Settlement Loans, the earlier of Fleet's demand for payment or on each Settlement Date with respect to all Settlement Loans outstanding on such date.

                                    (ii) Any portion of the Revolver Loans
                  consisting of the principal amount of LIBOR Loans shall be paid by Borrowers to Agent, for the Pro Rata benefit of Lenders, unless converted to a Base Rate Loan or continued as a LIBOR Loan in accordance with the terms of this Agreement, upon (a) the last day of the Interest Period applicable thereto and (b) the Commitment Termination Date. In no event shall Borrowers be authorized to pay any LIBOR Loan prior to the last day of the Interest Period applicable thereto unless
                  (x) otherwise agreed in writing by Agent or Borrowers are otherwise expressly authorized or required by any other provision of this Agreement to pay any LIBOR Loan outstanding on a date other than the last day of the Interest Period applicable thereto, and (y) Borrowers pay to Agent, for the Pro Rata benefit of Lenders and concurrently with any prepayment of a LIBOR Loan, the amount due Agent and Lenders under Section 2.9 hereof as a consequence of such prepayment.

                                    (iii) Notwithstanding anything to the
                  contrary contained elsewhere in this Agreement, if an Out-of-Formula Condition shall exist, Borrowers shall, on the sooner to occur of Agent's demand or the first Business Day after Borrowers have obtained knowledge of such Out-of-Formula Condition, repay the outstanding Revolver Loans that are Base Rate Loans in an amount sufficient to reduce the aggregate unpaid principal amount of all Revolver Loans by an amount equal to such excess; and, if such payment of Base Rate Loans is not sufficient to eliminate the Out-of-Formula Condition, then Borrowers shall immediately either (a) deposit with Agent, for the Pro Rata benefit of Lenders, for application to any outstanding Revolver Loans bearing interest as LIBOR Loans as the same become due and payable at the end of the applicable Interest Periods, cash in an amount sufficient to eliminate such Out-of-Formula Condition, to be held by Agent pending disbursement of same to Lenders, but subject to Agent's Lien thereon and rights of offset with respect thereto, or (b) pay the Revolver Loans outstanding as LIBOR Loans to the extent necessary to eliminate such Out-of-Formula Condition and also pay to Agent for the Pro Rata benefit of Lenders any and all amounts required by Section 2.9 hereof to be paid by reason of the prepayment of a LIBOR Loan prior to the last day of the Interest Period applicable thereto.

                  4.2.2. Payment of Interest. Interest accrued on the Revolver
                         -------------------
Loans shall be due and payable on (i) the first calendar day of each month (for the immediately preceding month), computed through the last calendar day of the preceding month, with respect to any Revolver Loan (whether a Base Rate Loan or LIBOR Loan) and (ii) the last day of the applicable Interest Period in the case of a LIBOR Loan. Accrued interest shall also be paid by Borrowers on the Commitment Termination Date. With respect to any Base Rate Loan converted into a LIBOR Loan pursuant to Section 2.1.2 on a day when interest would not otherwise have been payable with respect to such Base Rate Loan, accrued interest to the date of such conversion on the amount of such Base Rate Loan so converted shall be paid on the conversion date.

         4.3. Reserved.
              --------

         4.4. Payment of Other Obligations. Borrowers shall pay all costs, fees
              ----------------------------
and charges pursuant to this Agreement as and when provided in Section 2.2 hereof, to Agent or to any other Person designated by Agent in writing. The balance of the Obligations requiring the payment of money, including the LC Obligations, shall be payable by Borrowers to Agent, for the Pro Rata benefit of Lenders, as and when provided in the Loan Documents, or, if no date of payment is otherwise specified in the Loan Documents, on demand.

         4.5. Marshaling; Payments Set Aside. Neither Agent nor any Lender shall
              ------------------------------
be under any obligation to marshall any assets in favor of any Borrower or any other Obligor or against or in payment of any or all of the Obligations. To the extent that Borrowers make a payment or payments to Agent or Lenders or any of such Persons receives payment from the proceeds of any Collateral or exercises its right of setoff, and such payment or payments or the proceeds of such enforcement or setoff or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, receiver or any other party, then to the extent of such recovery, the obligation or part thereof originally intended to be satisfied, and all Liens, rights and remedies therefor, shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred. The provisions of the immediately preceding sentence of this
Section 4.5 shall survive any termination of the Commitments and payment in full of the Obligations.

         4.6. Allocation of Payments from Borrowers. All monies to be applied to
              -------------------------------------
the Obligations, whether such monies represent voluntary payments by any Borrower or any Guarantor or are received pursuant to demand for payment or realized from any disposition of Collateral, shall be allocated among Agent and such of the Lenders as are entitled thereto (and, with respect to monies allocated to Lenders, on a Pro Rata basis unless otherwise provided herein): (i) first, to Agent to pay principal and accrued interest on any portion of the Revolver Loans which Agent may have advanced on behalf of any Lender in accordance with the terms of this Agreement and for which Agent has not been reimbursed by such Lender or Borrowers; (ii) second, to Fleet to pay the principal and accrued interest on any portion of the Settlement Loans outstanding, to be shared with Lenders that have acquired a participating interest in such Settlement Loans; (iii) third, to Fleet to pay the principal amount of and any accrued interest on any payment made by Fleet under a LC Guaranty to the extent that Fleet has not been reimbursed in full and has not received from each Participating Lender a participation payment as required by
Section 1.2.2 hereof; (iv) fourth, to Agent and Fleet to pay the amount of Extraordinary Expenses that have not been reimbursed to Agent or Fleet by Borrowers or Lenders, together with interest accrued thereon at the rate applicable to Revolver Loans that are Base Rate Loans; (v) fifth, to Agent to pay any Indemnified Amount that has not been paid to Agent by Borrowers or Lenders, together with interest accrued thereon at the rate applicable to Revolver Loans that are Base Rate Loans; (vi) sixth, to Agent to pay any fees due and payable to Agent, to the extent that Lenders have not been reimbursed by Borrowers therefor; (vii) seventh, to Lenders for any Indemnified Amount that they have paid to Agent and any Extraordinary Expenses that they have reimbursed to Agent; (viii) eighth, to the Participating Lenders to pay principal and interest on their participations in the LC Obligations outstanding (or, to the extent any of the LC Obligations are contingent and an Event of Default then exists, deposited in the Cash Collateral Account to provide security for the payment of the LC Obligations); and (ix) ninth, to Lenders in payment of the unpaid principal and accrued interest in respect of the Loans and any other Obligations then outstanding to be shared among Lenders on a Pro Rata basis, or on such other basis as may be agreed upon in writing by Lenders (which agreement or agreements may be entered into without notice to or the consent or approval of Borrowers). The allocations set forth in this Section 4.6 are solely to determine the rights and priorities of Agent and Lenders as among themselves and may be changed by Agent and Lenders without notice to or the consent or approval of Borrowers or any other Person.

         4.7. Application of Payments and Collections. All Payment Items
              ---------------------------------------
received by Agent by 12:00 noon on any Business Day shall be deemed received on that Business Day. All payments or other forms of payment received by Agent after 12:00 noon on any Business Day shall be deemed received on the following Business Day. Except to the extent that the manner of application to the Obligations of payments or proceeds of Collateral is expressly governed by other provisions of this Agreement, each Borrower irrevocably waives the right to direct the application of any and all payments and collections at any time or times hereafter received by Agent or any Lender from or on behalf of such Borrower, and each Borrower does hereby irrevocably agree that Agent and Lenders shall have the continuing exclusive right to apply and reapply any and all such payments and collections received at any time or times hereafter by Agent, Lenders or any of their agents against the Obligations, in such manner as Agent and Lenders may deem advisable, notwithstanding any entry by Agent and Lenders upon any of their books and records. If as the result of collections of Accounts as authorized by Section 7.2.6 a credit balance exists, such credit balance shall not accrue interest in favor of Borrowers, but shall be available to Borrowers at any time or times for so long as no Default or Event of Default exists.

         4.8. Loan Accounts; the Register; Account Stated.
              -------------------------------------------

              4.8.1. Loan Accounts. Each Lender shall maintain in accordance
                     -------------
with its usual and customary practices an account or accounts (a "Loan Account") evidencing the Debt of Borrowers to such Lender resulting from each Loan owing to such Lender from time to time, including the amount of principal and interest payable to such Lender from time to time hereunder and under each Note payable to such Lender.

              4.8.2.   The Register. Agent shall maintain a register (the
                       ------------
"Register") which shall include a master account and a subsidiary account for each Lender and in which accounts (taken together) shall be recorded (i) the date and amount of each Borrowing made hereunder, the Type of each Loan comprising such Borrowing and any Interest Period applicable thereto, (ii) the effective date and amount of each Assignment and Acceptance delivered to and accepted by it and the parties thereto, (iii) the amount of any principal or interest due and payable or to become due and payable from Borrowers to each Lender hereunder or under the Notes, and (iv) the amount of any sum received by Agent from Borrowers or any other Obligor and each Lender's share thereof. The Register shall be available for inspection by Borrowers or any Lender at the offices of Agent at any reasonable time and from time to time upon reasonable prior notice.

              4.8.3.   Entries Binding. The entries made in the Register and
                       ---------------
each Loan Account shall constitute rebuttably presumptive evidence of the information contained therein; provided, however, that if a copy of information
                               --------  -------
contained in the Register or any Loan Account is provided to any Person, or any Person inspects the Register or any Loan Account, at any time or from time to time, then the information contained in the Register or the Loan Account, as applicable shall be conclusive and binding on such Person for all purposes absent manifest error, unless such Person notifies Agent in writing within 30 days after such Person's receipt of such copy or such Person's inspection of the Register or Loan Account of its intention to dispute the information contained therein.

         4.9. Withholding Tax Exemption. At least 5 Business Days prior to the
              -------------------------
first date on which interest or fees are payable hereunder for the account of any Lender, each Lender that is not incorporated under the laws of the United States or any state thereof agrees that it will deliver to Borrowers and Agent 2 duly completed copies of United States Internal Revenue Service Form 1001 or 4224, certifying in either case that such Lender is entitled to receive payment under this Agreement and its Notes without deduction or withholding of any United States federal income taxes. Each Lender which so delivers a Form 1001 or 4224 further undertakes to deliver to Borrowers and Agent 2 additional copies of such form (or a successor form) on or before the date that such form expires (currently, 3 successive calendar years for Form 1001 and one calendar year for Form 4224) or becomes obsolete or after the occurrence of any event requiring a change in the form so delivered by it, and such amendments thereto or extensions or renewals thereof as may be reasonably requested by Borrowers or Agent, in each case, certifying that such Lender is entitled to receive payments under this Agreement and its Notes without deduction or withholding of any United States federal income taxes, unless an event (including any change in treaty, law or regulation) has occurred prior to the date on which any such delivery would otherwise be required that renders all such forms inapplicable or that would prevent such Lender from duly completing and delivering any such form with respect to it and such Lender advises Borrowers and Agent that it is not capable or receiving payments without any deduction or withholding of United States federal income taxes.

         4.10.  Nature and Extent of Each Borrower's Liability.
                ----------------------------------------------

                  (i) Joint and Several Liability. Each Borrower shall be
                      ---------------------------
liable for, on a joint and several basis, and hereby guarantees the timely payment by the Borrowers of, all of the Loans and other Obligations (except that ASB shall not be liable for any Equipment Loans made by Lenders to GSS), regardless of which Borrower actually may have received the proceeds of any Loans or other extensions of credit hereunder or the amount of such Loans received or the manner in which Agent or any Lender accounts for such Loans or other extensions of credit on its books and records, it being acknowledged and agreed that Loans to either Borrower inure to the mutual benefit of both Borrowers and that Agent and Lenders are relying on the joint and several liability of Borrowers in extending the Loans and other financial accommodations hereunder. Each Borrower hereby unconditionally and irrevocably agrees that upon default in the payment when due (whether at stated maturity, by acceleration or otherwise) of any principal of, or interest owed on, any of the Loans or other Obligations, such Borrower shall forthwith pay the same, without notice or demand. Notwithstanding anything contained in this Section 4.10 to the contrary, ASB shall not be directly or indirectly liable for any Equipment Loans made by Lenders to GSS.

                  (ii) Unconditional Nature of Liability. Each Borrower's joint
                       ---------------------------------
and several liability hereunder with respect to, and guaranty of, the Loans and other Obligations shall, to the fullest extent permitted by Applicable Law, be unconditional irrespective of (i) the validity, enforceability, avoidance or subordination of any of the Obligations or of any promissory note or other document evidencing all or any part of the Obligations, (ii) the absence of any attempt to collect any of the Obligations from any other Obligor or any Collateral or other security therefor, or the absence of any other action to enforce the same, (iii) the waiver, consent, extension, forbearance or granting of any indulgence by Agent or any Lender with respect to any provision of any instrument evidencing or securing the payment of any of the Obligations, or any other agreement now or hereafter executed by the other Borrower and delivered to Agent or any Lender, (iv) the failure by Agent to take any steps to perfect or maintain the perfected status of its security interest in or Lien upon, or to preserve its rights to, any of the Collateral or other security for the payment or performance of any of the Obligations or Agent's release of any Collateral or of its Liens upon any Collateral, (v) Agent's or any Lenders' election, in any proceeding instituted under the Bankruptcy Code, for the application of Section 1111(b)(2) of the Bankruptcy Code, (vi) any Borrowing or grant of a security interest by the other Borrower, as debtor-in-possession under Section 364 of the Bankruptcy Code, (vii) the release or compromise, in whole or in part, of the liability of any other Obligor for the payment of any of the Obligations, (ix) any amendment or modification of any of the Loan Documents or waiver of any Default or Event of Default thereunder, (x) any increase in the amount of the Obligations beyond any limits imposed herein or in the amount of any interest, fees or other charges payable in connection therewith, or any decrease in the same, (xi) the disallowance of all or any portion of Agent's or any Lender's claims for the repayment of any of the Obligations under Section 502 of the Bankruptcy Code, or (viii) any other circumstance that might constitute a legal or equitable discharge or defense of any Borrower. After the occurrence and during the continuance of any Event of Default, Agent may proceed directly and at once, without notice to any Obligor, against any or all of Obligors to collect and recover all or any part of the Obligations, without first proceeding against any other Obligor or against any Collateral or other security for the payment or performance of any of the Obligations, and Borrowers waive any provision that might otherwise require Agent under Applicable Law to pursue or exhaust its remedies against any Collateral or Obligor before pursuing another Obligor. Each Borrower consents and agrees that Agent shall be under no obligation to marshall any assets in favor of any Obligor or against or in payment of any or all of the Obligations.

                  (iii) No Reduction in Liability for Obligations. No payment
                        -----------------------------------------
or payments made by an Obligor or received or collected by Agent from a Borrower or any other Person by virtue of any action or proceeding or any setoff or appropriation or application at any time or from time to time in reduction of or in payment of the Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any Borrower under this Agreement, each of whom shall remain jointly and severally liable for the payment and performance of all Loans and other Obligations until the Obligations are paid in full and this Agreement is terminated.

                  (iv) Contribution. Each Borrower is unconditionally obligated
                       ------------
to repay the Obligations (except that ASB shall not be liable either directly or indirectly for the payment of any Equipment Loans) as a joint and several obligor under this Agreement. If, as of any date, the aggregate amount of payments made by a Borrower on account of the Obligations and proceeds of such Borrower's Collateral that are applied to the Obligations exceeds the aggregate amount of Loan proceeds actually used by such Borrower in its business (such excess amount being referred to as an "Accommodation Payment"), then the other Borrower (such Borrower being referred to as a "Contributing Borrower") shall be obligated to make contribution to such Borrower (the "Paying Borrower") in an amount equal to (A) the product derived by multiplying the sum of each Accommodation Payment of each Borrower by the Allocable Percentage of the Borrower from whom contribution is sought less (B) the amount, if any, of the
                                          ----
then outstanding Accommodation Payment of such Contributing Borrower (such last mentioned amount which is to be subtracted from the aforesaid product to be increased by any amounts theretofore paid by such Contributing Borrower by way of contribution hereunder, and to be decreased by any amounts theretofore received by such Contributing Borrower by way of contribution hereunder); provided, however, that a Paying Borrower's recovery of contribution hereunder
--------  -------
from the other Borrower shall be limited to that amount paid by the Paying Borrower in excess of its Allocable Percentage of all Accommodation Payments then outstanding of all Borrowers. As used herein, the term "Allocable Percentage" shall mean, on any date of determination thereof, a fraction the denominator of which shall be equal to the number of Borrowers who are parties to this Agreement on such date and the numerator of which shall be 1; provided,
                                                                      --------
however, that such percentages shall be modified in the event that contribution
-------
from a Borrower is not possible by reason of insolvency, bankruptcy or otherwise by reducing such Borrower's Allocable Percentage equitably and by adjusting the Allocable Percentage of the other Borrower proportionately so that the Allocable Percentages of all Borrowers at all times equals 100%.

                  (v) Subordination. Each Borrower hereby subordinates any
                      -------------
claims, including any right of payment, subrogation, contribution and indemnity, that it may have from or against any other Obligor, and any successor or assign of any other Obligor, including any trustee, receiver or debtor-in-possession, howsoever arising, due or owing or whether heretofore, now or hereafter existing, to the payment in full of all of the Obligations.

SECTION 5. ORIGINAL TERM AND TERMINATION OF COMMITMENTS

      5.1. Original Term of Commitments. Subject to each Lender's right to
           ----------------------------
cease making Loans to Borrowers when any Default exists or upon termination of the Commitments as provided in Section 5.2 hereof, the Commitments shall be in effect for a period of 3 years from the date hereof, through November 13, 2000 (the "Original Term") and this Agreement shall automatically renew itself for 1 year periods thereafter (each a "Renewal Term"), unless terminated as provided in Section 5.2 hereof.

         5.2.     Termination.
                  -----------

                  5.2.1. Termination by Agent. Agent may (and upon the direction
                         --------------------
of the Required Lenders, shall) terminate the Commitments upon at least 90 days prior written notice to any Borrower as of the last day of the Original Term or any Renewal Term and without notice upon or after the occurrence of an Event of Default. The Commitments shall automatically terminate as provided in Section
11.2 hereof.

                 5.2.2. Termination by Borrowers. Upon at least 30 days prior
                        ------------------------
written notice to Agent, any Borrower may, at its option, terminate the Commitments; provided, however, no such termination by any Borrower shall be
             --------  -------
effective until Borrowers have satisfied all of the Obligations and executed in favor of and delivered to Agent and each Lender a general release of all Claims that Borrowers may have against Agent or any Lender. For purposes hereof, the Obligations shall not be deemed to have been satisfied until all Obligations for the payment of money have been paid to Agent in same day funds and all Obligations that are at the time in question contingent (including all LC Obligations that exist by virtue of an outstanding Letter of Credit) have been fully cash collateralized in favor and to the satisfaction of Agent or Agent has received as beneficiary a direct pay letter of credit in form and from an issuing bank acceptable to Agent and providing for direct payment to Agent of all such contingent Obligations at the time they become fixed (including reimbursement of all sums paid by Agent under any LC Guaranty). Any notice of termination given by Borrowers shall be irrevocable unless Agent otherwise agrees in writing. Borrowers may elect to terminate the Commitments in their entirety only. No section of this Agreement, Type of Loan available hereunder or Commitment may be terminated by any Borrower singly.

                 5.2.3. Termination Charges. On the effective date of
                        -------------------
termination of the Commitments pursuant to Section 5.2.2, Borrowers shall be jointly and severally obligated to pay to Agent, for the Pro Rata benefit of Lenders (in addition to the then outstanding principal, accrued interest, fees and other charges owing under the terms of this Agreement and any of the other Loan Documents), as liquidated damages for the loss of the bargain and not as a penalty, an amount equal to 3% of the Average Revolver Loan Balance from the Closing Date to the effective date of termination if termination occurs during the first Loan Year; 1% of the Average Revolver Loan Balance for the 12-month period immediately preceding the effective date of termination if termination occurs during the second Loan Year; and .5% of the Average Revolver Loan Balance for the 12-month period immediately preceding the effective date of termination if termination occurs during the third Loan Year. In no event shall any termination charge be payable if the effective date of termination occurs on the last day of the Original Term or in any Renewal Term.

                 5.2.4. Effect of Termination. On the effective date of
                        ---------------------
termination by Agent or by Borrowers, all of the Obligations shall be immediately due and payable and Lenders shall have no obligation to make any Loans and Fleet shall have no obligation to join in execution of any LC Application or issue any LC Guaranties to or for the direct or indirect benefit of any or all Borrowers or any other Person. All undertakings, agreements, covenants, warranties and representations of each Borrower contained in the Loan Documents shall survive any such termination and Agent shall retain its Liens in the Collateral and all of its rights and remedies under the Loan Documents notwithstanding such termination until Borrowers have satisfied the Obligations to Agent and Lenders, in full, in the manner set forth in Section 5.2.2. Notwithstanding the payment in full of the Obligations, Agent shall not be required to terminate its security interests in any of the Collateral unless, with respect to any loss or damage Agent may incur as a result of the dishonor or return of any Payment Items applied to the Obligations, Agent shall have received either (i) a written agreement, executed by Borrowers and any Person whose loans or other advances to Borrowers are used in whole or in part to satisfy the Obligations, indemnifying Agent and Lenders from any such loss or damage; or (ii) such monetary reserves and Liens on the Collateral for such period of time as Agent, in its reasonable discretion, may deem necessary to protect Agent and Lenders from any such loss or damage. The provisions of Section 4.5 hereof and all obligations of Borrowers to indemnify Agent and each Lender pursuant to this Agreement shall in all events survive any termination of the Commitments.

SECTION 6. COLLATERAL SECURITY

      6.1. Grant of Security Interest in Collateral. To secure the prompt
           ----------------------------------------
payment and performance of all of the Obligations (other than the Equipment Loans), each Borrower hereby grants to Agent, for the benefit of itself as Agent and for the Pro Rata benefit of Lenders, a continuing security interest in and Lien upon all of the following Property and interests in Property of such Borrower, whether now owned or existing or hereafter created, acquired or arising and wheresoever located:

                        (i)         All Accounts;

                       (ii)         All Inventory;

                      (iii)         All Instruments;

                       (iv)         All Chattel Paper;

                        (v)         All Documents;

                       (vi) All General Intangibles (other than Intellectual Property);

                      (vii) All monies now or at any time or times hereafter in the possession or under the control of Lender or a bailee or Affiliate of Lender, including any Cash Collateral in the Cash Collateral Account;

                     (viii) All accessions to, substitutions for and all replacements, products and cash and non-cash proceeds of (i) through (vii) above, including proceeds of and unearned premiums with respect to insurance policies insuring any of the Collateral; and

                       (ix) All books and records (including customer lists, files, correspondence, tapes, computer programs, print-outs, and other computer materials and records) of Borrowers pertaining to any of (i) through (viii) above.

         6.2.     Other Collateral. In addition to the items of Property
                  ----------------
referred to in Section 6.1 above, the Obligations shall also be secured by the Cash Collateral to the extent provided herein and all of the other items of Property from time to time described in any of the Security Documents as security for any of the Obligations.

         6.3. Lien Perfection; Further Assurances. Promptly after Agent's
              -----------------------------------
request therefor, Borrowers shall execute and deliver to Agent such instruments, assignments or documents as are necessary under the UCC or other Applicable Law to perfect Agent's Lien in the Collateral, and shall take such other action as may be requested by Agent to give effect to or carry out the intent and purposes of this Agreement. Unless prohibited by Applicable Law, each Borrower hereby authorizes Agent to execute and file any such financing statement on such Borrower's behalf. The parties agree that a carbon, photographic or other reproduction of this Agreement shall be sufficient as a financing statement and may be filed in any appropriate office in lieu thereof.


         6.4. Lien on Deposit Accounts. As additional security for the payment
              ------------------------
and performance of the Obligations, each Borrower hereby grants to Agent, for the benefit of itself as Agent and for the Pro Rata benefit of Lenders, a continuing security interest in and lien upon, and hereby collaterally assigns to Agent, all of such Borrower's right, title and interest in and to any deposits or other sums at any time credited to each such Deposit Account, including any sums in any blocked account or any special lockbox account and in the accounts in which sums are deposited and such blocked accounts and special lockbox accounts. In connection with the foregoing, each Borrower hereby authorizes and directs each such bank or other depository to pay or deliver to Agent upon its written demand therefor made at any time upon the occurrence and during the continuation of an Event of Default and without further notice to such Borrower (such notice being hereby expressly waived), all balances in each Deposit Account maintained by such Borrower with such depository for application to the Obligations then outstanding, and the rights given Agent in this Section shall be cumulative with and in addition to Agent's other rights and remedies in regard to the foregoing Property as proceeds of Collateral. Each Borrower hereby irrevocably appoints Agent as such Borrower's attorney-in-fact to collect any and all such balances to the extent any such payment is not made to Agent by such bank or other depository after demand thereon is made by Agent pursuant hereto.

SECTION 7.       COLLATERAL ADMINISTRATION

         7.1.    General Provisions.

                 7.1.1. Location of Collateral. All tangible items of
                        ----------------------
Collateral, other than Inventory in transit, shall at all times be kept by Borrowers at one or more of the business locations of Borrowers set forth in
Schedule 7.1.1 hereto and shall not be moved therefrom, without the prior
--------------
written approval of Agent, except that prior to an Event of Default and acceleration of the maturity of the Obligations in consequence thereof, Borrowers may (i) make sales or other dispositions of any Collateral to the extent authorized by Section 9.2.9 hereof,

(ii) may move Inventory or any record relating to any Collateral to a location in the United States other than those shown on Schedule 7.1.1 hereto so long as Borrowers have given Agent at least 30 Business Days' prior written notice of such new location and prior to moving any Inventory to such location Borrowers have executed and delivered to Agent UCC-1 financing statements and any other appropriate documentation to perfect or continue the perfection of Agent's Liens with respect to such Inventory and all proceeds thereof, and (iii) remove Equipment in connection with dispositions of Equipment that are authorized by subsection 7.4.2 hereof.


                 7.1.2. Insurance of Collateral; Insurance and Condemnation
                        ---------------------------------------------------
Proceeds. Each Borrower shall maintain and pay for insurance upon all
--------
Collateral, wherever located, covering casualty, hazard, public liability, theft, malicious mischief, and such other risks in such amounts and with such insurance companies as are reasonably satisfactory to Agent. All proceeds payable under each such policy shall be payable to Agent for application to the Obligations. Each Borrower shall deliver the originals or certified copies of such policies to Agent with satisfactory lender's loss payable endorsements reasonably satisfactory to Agent, naming Agent as sole loss payee, assignee or additional insured, as appropriate. Each policy of insurance or endorsement shall contain a clause requiring the insurer to give not less than 30 days prior written notice to Agent in the event of cancellation of the policy for any reason whatsoever and a clause specifying that the interest of Agent shall not be impaired or invalidated by any act or neglect of any Borrower or the owner of the Property or by the occupation of the premises for purposes more hazardous than are permitted by said policy. If any Borrower fails to provide and pay for such insurance, Agent may, at its option, but shall not be required to, procure the same and charge each Borrower therefor. Each Borrower agrees to deliver to Agent, promptly as rendered, true copies of all reports made in any reporting forms to insurance companies. For so long as no Event of Default exists, each Borrower shall have the right to settle, adjust and compromise any claim with respect to any insurance maintained by each Borrower provided that all proceeds thereof are applied in the manner specified in this Agreement, and Agent agrees promptly to provide any necessary endorsement to any checks or drafts issued in payment of any such claim. At any time that an Event of Default exists, only Agent shall be authorized to settle, adjust and compromise such claims. Agent shall have all rights and remedies with respect to such policies of insurance as are provided for in this Agreement and the other Loan Documents.

                 7.1.3. Protection of Collateral. All expenses of protecting,
                        ------------------------
storing, warehousing, insuring, handling, maintaining and shipping any Collateral, all Taxes imposed under any Applicable Law on any of the Collateral or in respect of the sale thereof, and all other payments required to be made by Agent to any Person to realize upon any Collateral shall be borne and paid by Borrowers. If Borrowers fail to pay promptly any portion thereof when due, Agent may, at its option, but shall not be required to, pay the same and charge Borrowers therefor. Agent shall not be liable or responsible in any way for the safekeeping of any of the Collateral or for any loss or damage thereto (except for reasonable care in the custody thereof while any Collateral is in Agent's actual possession) or for any diminution in the value thereof, or for any act or default of any warehouseman, carrier, forwarding agency, or other Person whomsoever, but the same shall be at Borrowers' sole risk.

                 7.1.4. Defense of Title to Collateral. Each Borrower shall at
                        ------------------------------
all times defend its title to the Collateral and Agent's Liens therein against all Persons and all claims and demands whatsoever.

         7.2.    Administration of Accounts.
                 --------------------------

                 7.2.1. Records and Schedules of Accounts. Each Borrower shall
                        ---------------------------------
keep accurate and complete records of its Accounts and all payments and collections thereon and shall submit to Agent on such periodic basis as Agent shall request a sales and collections report for the preceding period, in form satisfactory to Agent. On or before the 20th day of each month from and after the date hereof, each Borrower shall deliver to Agent, in form acceptable to Agent, a detailed aged trial balance of all Accounts existing as of the last day of the preceding month, specifying the names, addresses, face value, dates of invoices and due dates for each Account Debtor obligated on an Account so listed ("Schedule of Accounts"), and, upon Agent's request therefor, copies of proof of delivery and the original copy of all documents, including repayment histories and present status reports relating to the Accounts so scheduled and such other matters and information relating to the status of then existing Accounts as Agent shall reasonably request. In addition, if Accounts in an aggregate face amount in excess of $100,000 cease to be Eligible Accounts in whole or in part, Borrowers shall notify Agent of such occurrence promptly (and in any event within 2 Business Days) after any Borrower's having obtained knowledge of such occurrence and the Borrowing Base shall thereupon be adjusted to reflect such occurrence. At the request of Agent made at any time, each Borrower shall deliver to Agent copies of invoices or invoice registers related to all of its Accounts.

                 7.2.2. Discounts, Allowances, Disputes. If any Borrower grants
                        -------------------------------
any discounts, allowances or credits that are not shown on the face of the invoice for the Account involved, Borrowers shall report such discounts, allowances or credits, as the case may be to Agent as part of the next required aged trial balance of all accounts (the "Schedule of Accounts"). If any amounts due and owing in excess of $100,000 are in dispute between any Borrower and any Account Debtor, Borrowers shall provide Agent with written notice thereof at the time of submission of the next Schedule of Accounts, explaining in detail the reason for the dispute, all claims related thereto and the amount in controversy. Upon and after the occurrence of an Event of Default, Agent shall have the right to settle or adjust all disputes and claims directly with the Account Debtor and to compromise the amount or extend the time for payment of any Accounts comprising a part of the Collateral upon such terms and conditions as Agent may deem advisable, and to charge the deficiencies, costs and expenses thereof, including attorney's fees, to Borrowers.


                 7.2.3. Taxes. If an Account of any Borrower includes a charge
                        -----
for any Tax payable to any governmental taxing authority, Agent is authorized, in its sole discretion, to pay the amount thereof to the proper taxing authority for the account of such Borrower and to charge Borrowers therefor; provided,
                                                                   --------
however, that neither Agent nor Lenders shall be liable for any Taxes that may
-------
be due by any or all Borrowers.

                 7.2.4. Account Verification. Whether or not a Default or an
                        --------------------
Event of Default exists, Agent shall have the right at any time, in the name of Agent, any designee of Agent or any Borrower to verify the validity, amount or any other matter relating to any Accounts of any

Borrower by mail, telephone, telegraph or otherwise. Borrowers shall cooperate fully with Agent in an effort to facilitate and promptly conclude any such verification process.

                 7.2.5. Maintenance of Dominion Account; Collection of Accounts.
                        -------------------------------------------------------
Borrowers shall maintain a Dominion Account pursuant to a lockbox or other arrangement acceptable to Agent and, in the case of such Dominion Account and lockbox arrangement, with such bank as may be selected by Borrowers and be acceptable to Agent. Borrowers shall issue to each such lockbox bank an irrevocable letter of instruction directing such bank to deposit all payments or other remittances received in the lockbox to the Dominion Account. Borrowers shall enter into agreements, in form satisfactory to Agent, with each bank at which a Dominion Account is maintained by which such bank shall immediately transfer to the Payment Account all monies deposited to the Dominion Account. All funds deposited in each Dominion Account shall be subject to Agent's Lien. Borrowers shall obtain the agreement (in favor of and in form and content satisfactory to Agent and Lenders) by each bank at which a Dominion Account is maintained to waive any offset rights against the funds deposited into such Dominion Account, except offset rights in respect of charges incurred in the administration of such Dominion Account. Neither Agent nor Lenders assume any responsibility to any or all Borrowers for such lockbox arrangement or Dominion Account, including any claim of accord and satisfaction or release with respect to deposits accepted by any bank thereunder.

                 7.2.6. Collection of Accounts and Proceeds of Collateral. To
                        -------------------------------------------------
expedite collection, Borrowers shall endeavor in the first instance to make collection of their Accounts for Agent and Lenders. All Payment Items received by any Borrower in respect of its Accounts, together with the proceeds of any other Collateral, shall be held by such Borrower as trustee of an express trust for Agent's benefit and shall immediately deposit same in kind the its Dominion Account. Agent retains the right at all times after the occurrence of a Default or an Event of Default to notify Account Debtors of each Borrower that Accounts have been assigned to Agent and to collect Accounts directly in its own name and to charge to Borrowers the collection costs and expenses, incurred by Agent or Lenders, including reasonable attorneys' fees.

         7.3.    Administration of Inventory.
                 ---------------------------

                 7.3.1. Records and Reports of Inventory. Each Borrower shall
                        --------------------------------
keep accurate and complete records of its Inventory and shall furnish Agent and Lenders inventory reports respecting such Inventory in form and detail satisfactory to Agent and Lenders at such times as Agent and Lenders may request, but prior to the occurrence of a Default or Event of Default, no more frequently than once each week. Borrowers shall conduct a physical inventory of each Borrower's inventory no less frequently than annually and shall provide to Agent and Lenders a report based on each such physical inventory promptly thereafter, together with such supporting information as Agent shall request.


                 7.3.2. Returns of Inventory. No Borrower shall return any of
                        --------------------
its Inventory to a supplier or vendor thereof, or any other Person, whether for cash, credit against future purchases or then existing payables, or otherwise, unless (i) such return is in the ordinary course of business of such Borrower and such Person; (ii) no Default or Event of Default exists or would result therefrom; (iii) the return of such Inventory will not result in an Out-of-Formula Condition; (iv) Borrowers promptly notifies Agent thereof if the aggregate Value of all

Inventory returned in any month exceeds $250,000; and (v) any payments received by any Borrower in connection with any such return as promptly turned over to Agent for application to the Obligations.

     7.4. Reserved.
          --------

     7.5. Payment of Charges. All amounts chargeable to Borrowers under this
          ------------------
Section 7 hereof shall be Obligations secured by all of the Collateral, shall be payable on demand.

SECTION 8.    REPRESENTATIONS AND WARRANTIES

         8.1. General Representations and Warranties. To induce Agent and
              --------------------------------------
Lenders to enter into this Agreement and to make available the Commitments, each Borrower warrants and represents to Agent and Lenders that:

                 8.1.1. Organization and Qualification. Each Borrower and each
                        ------------------------------
of its Subsidiaries is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation. Each Borrower and each of its Subsidiaries is duly qualified and is authorized to do business and is in good standing as a foreign corporation in each state or jurisdiction listed on Schedule 8.1.1 hereto and in all other states and
                       --------------
jurisdictions in which the failure of any such Borrower or any of such Subsidiaries to be so qualified would have a Material Adverse Effect.

                 8.1.2. Corporate Power and Authority. Each Borrower and each of
                        -----------------------------
its Subsidiaries is duly authorized and empowered to enter into, execute, deliver and perform this Agreement and each of the other Loan Documents to which it is a party. The execution, delivery and performance of this Agreement and each of the other Loan Documents have been duly authorized by all necessary corporate action and do not and will not (i) require any consent or approval of the shareholders of any Borrower or any of its Subsidiaries; (ii) contravene the charter, articles or certificate of incorporation or by-laws of any Borrower or any of its Subsidiaries; (iii) violate, or cause any Borrower or any of its Subsidiaries to be in default under, any provision of any Applicable Law, order, writ, judgment, injunction, decree, determination or award in effect having applicability to such Borrower or any such Subsidiary; (iv) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which any Borrower or any of its Subsidiaries is a party or by which it or its Properties may be bound or affected; or (v) result in, or require, the creation or imposition of any Lien (other than Permitted Liens) upon or with respect to any of the Properties now owned or hereafter acquired by any Borrower or any of its Subsidiary.

                 8.1.3. Legally Enforceable Agreement. This Agreement is, and
                        -----------------------------
each of the other Loan Documents when delivered under this Agreement will be, a legal, valid and binding obligation of each Borrower and each of its Subsidiaries signatories thereto enforceable against them in accordance with the respective terms of such Loan Documents, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors' rights.

                 8.1.4. Capital Structure. As of the date hereof, Schedule 8.1.4
                        -----------------                         --------------
hereto states (i) the correct name of each Subsidiary, its jurisdiction of incorporation and the percentage of its Voting Stock owned by each Person, (ii) the name of each corporate Affiliate of each Borrower and the nature of the affiliation and (iii) the number of authorized and issued Equity Interests (and treasury shares) of each Borrower and each of its Subsidiaries. Each Borrower has good title to all of the shares it purports to own of the Equity Interests of each of its Subsidiaries, free and clear in each case of any Lien other than Permitted Liens. All such Equity Interests have been duly issued and are fully paid and non-assessable.

                 8.1.5. Corporate Names. During the 5-year period preceding the
                        ---------------
date of this Agreement, no Borrower nor any of its Subsidiaries has been known as or used any corporate, fictitious or trade names except those listed on
Schedule 8.1.5 hereto. Except as set forth on Schedule 8.1.5, no Borrower nor
--------------                                --------------
any of its Subsidiaries has been the surviving corporation of a merger or consolidation or acquired all or substantially all of the assets of any Person.

                 8.1.6. Business Locations; Agent for Process. As of the date
                        -------------------------------------
hereof, the chief executive office and other places of business of each Borrower and each of its Subsidiaries are as listed on Schedule 7.1.1 hereto. During the
                                              --------------
5-year period preceding the date of this Agreement, no Borrower nor any of its Subsidiaries has had an office, place of business or agent for service of process other than as listed on Schedule 7.1.1. Except as shown on Schedule
                                --------------                     --------
7.1.1 on the date hereof, no Inventory of any Borrower or any Subsidiary is
-----
stored with a bailee, warehouseman or similar Person, nor is any Inventory consigned to any Person.

                 8.1.7. Title to Properties; Priority of Liens. Each Borrower
                        --------------------------------------
and each of its Subsidiaries has good and marketable title to and fee simple ownership of, or valid and subsisting leasehold interests in, all of its real Property, and good title to all of its personal Property, in each case free and clear of all Liens except Permitted Liens. Each Borrower has paid or discharged, and has caused each of its Subsidiaries to pay and discharge, all lawful claims which, if unpaid, might become a Lien against any Properties of such Borrower or such Subsidiary that is not a Permitted Lien. The Liens granted to Agent under
Section 6 hereof are first priority Liens, subject only to those Permitted Liens which are expressly permitted by the terms of this Agreement to have priority over the Liens of Agent.

                 8.1.8. Accounts. Agent may rely, in determining which Accounts
                        --------
are Eligible Accounts, on all statements and representations made by a Borrower with respect to any Account. Unless otherwise indicated in writing to Agent, with respect to each Account, Borrowers warrant that:

                    (i) It is genuine and in all respects what it purports to be, and it is not evidenced by a judgment;

                    (ii) It arises out of a completed, bona fide sale and delivery of goods by a Borrower in the ordinary course of its business and substantially in accordance with the terms and conditions of all purchase orders, contracts or other documents relating thereto and forming a part of the contract between a Borrower and the Account Debtor;

                     (iii) It is for a liquidated amount maturing as stated in
                 the duplicate invoice covering such sale or rendition of services, a copy of which has been furnished or is available to Agent on request;


                     (iv) Such Account, and Agent's security interest therein, is not, and will not (by voluntary act or omission of a Borrower) be in the future, subject to any offset, Lien, deduction, defense, dispute, counterclaim or any other adverse condition except for disputes resulting in returned goods where the amount in controversy is deemed by Agent to be immaterial, and each such Account is absolutely owing to a Borrower and is not contingent in any respect or for any reason;

                      (v) The contract under which such Account arose does not condition or restrict a Borrower's right to assign to Agent the right to payment thereunder unless such Borrower has obtained the Account Debtor's consent to such collateral assignment or complied with any conditions to such assignment (regardless of whether under the UCC or other Applicable Law any such restrictions are ineffective to prevent the grant of a Lien upon such Account in favor of Agent);

                      (vi) Such Borrower has not made any agreement with any
                 Account Debtor thereunder for any extension, compromise, settlement or modification of any such Account or any deduction therefrom, except discounts or allowances which are granted by a Borrower in the ordinary course of its business for prompt payment and which are reflected in the calculation of the net amount of each respective invoice related thereto and are reflected in the Schedules of Accounts submitted to Agent pursuant to Section 7.2.1 hereof;

                      (vii) To the best of such Borrower's knowledge, there
                 are no facts, events or occurrences which are reasonably likely to impair the validity or enforceability of any of its Accounts or reduce the amount payable thereunder from the face amount of the invoice and statements delivered to Agent with respect thereto;

                      (viii) To the best of such Borrower's knowledge, the
                  Account Debtor thereunder (1) had the capacity to contract at the time any contract or other document giving rise to the Account was executed and (2) such Account Debtor is Solvent; and

                      (ix) To the best of such Borrower's knowledge, there are no proceedings or actions which are threatened or pending against any Account Debtor thereunder and which are reasonably likely to result in any material adverse change in such Account Debtor's financial condition or the collectibility of such Account.

                 8.1.9. Financial Statements; Fiscal Year. The Consolidated and
                        ---------------------------------
consolidating balance sheets of Borrowers and such other Persons described therein (including the accounts of all Subsidiaries of Borrowers for the respective periods during which a Subsidiary relationship existed) as of September 30, 1997, and the related statements of income, changes in stockholder's equity, and changes in financial position for the periods ended on such dates, have been prepared in accordance with GAAP, and present fairly the financial positions of Borrowers and such Persons at such dates and the results of Borrowers' operations for such periods. Since September 30, 1997, there has been no material change in the condition, financial or otherwise, of any Borrower and such other Persons as shown on the Consolidated balance sheet as of such date and no material change in the aggregate value of Equipment and real Property owned by any Borrower or such other Persons.

                8.1.10. Full Disclosure. The financial statements referred to in
                        ---------------
Section 8.1.9 hereof do not contain any untrue statement of a material fact and neither this Agreement nor any other written statement contains or omits any material fact necessary to make the statements contained herein or therein not materially misleading. There is no fact or circumstances in existence on the date hereof which any Borrower has failed to disclose to Agent in writing that may reasonably be expected to have a Material Adverse Effect.


                8.1.11. Solvent Financial Condition. Each Borrower and each of
                        ---------------------------
its Subsidiaries is now Solvent and, after giving effect to the Loans to be made hereunder, the Letters of Credit to be issued in connection therewith and the consummation of the other transactions described in the Loan Documents, each Borrower and each of its Subsidiaries will be Solvent.

                8.1.12. Surety Obligations. Except as set forth on Schedule
                        ------------------                         --------
8.1.12 hereto on the date hereof, no Borrower nor any of its Subsidiaries is
------
obligated as surety or indemnitor under any surety or similar bond or other contract issued or entered into any agreement to assure payment, performance or completion of performance of any undertaking or obligation of any Person.

                8.1.13. Taxes. The federal tax identification number of each
                        -----
Borrower and each of its Subsidiaries is as shown on Schedule 8.1.13 hereto.
                                                     ---------------
Each Borrower and each of its Subsidiaries has filed all federal, state and local tax returns and other reports it is required by law to file and has paid, or made provision for the payment of, all Taxes upon it, its income and Properties as and when such Taxes are due and payable, except to the extent being Properly Contested. The provision for Taxes on the books of each Borrower and each of its Subsidiaries are adequate for all years not closed by applicable statutes, and for its current Fiscal Year.

                8.1.14. Brokers. There are no claims for brokerage commissions,
                        -------
finder's fees or investment banking fees in connection with the transactions contemplated by this Agreement or any of the other Loan Documents.

                8.1.15. Patents, Trademarks, Copyrights and Licenses. Each
                        --------------------------------------------
Borrower and each of its Subsidiaries each owns or possesses all Intellectual Property necessary for the present and planned future conduct of its business without any conflict with the rights of others; there is no objection to or pending Intellectual Property Claim with respect to any Borrower's right to use any such Intellectual Property and no Borrower is aware of any grounds for challenge or objection thereto; and, except as may be disclosed on Schedule
                                                                   --------
8.1.15, no Borrower pays any royalty or other compensation to any Person for the
------
right to use
any Intellectual Property. All such patents, trademarks, service marks, tradenames, copyrights, licenses and other similar rights are listed on
Schedule 8.1.15 hereto.
---------------

                8.1.16. Governmental Approvals. Each Borrower and each of its
                        ----------------------
Subsidiaries has, and is in good standing with respect to, all Governmental Approvals necessary to continue to conduct its business as heretofore or proposed to be conducted by it and to own or lease and operate its Properties as now owned or leased by it.

                8.1.17. Compliance with Laws. Each Borrower and each of its
                        --------------------
Subsidiaries has duly complied with, and its Properties, business operations and leaseholds are in compliance in all material respects with, the provisions of all Applicable Law (except to the extent that any such noncompliance with Applicable Law would not reasonably be expected to have a Material Adverse Effect) and there have been no citations, notices or orders of noncompliance issued to any Borrower or any of its Subsidiaries under any such law, rule or regulation. No Inventory has been produced in violation of the Fair Labor Standards Act (29 U.S.C. 201 et seq.). With respect to matters arising under any
                             -- ---
Environmental Laws, the representations and warranties contained in the Environmental Certificate are true and correct on the date hereof.

                8.1.18. Restrictions. No Borrower nor any of its Subsidiaries is
                        ------------
a party or subject to any contract, agreement, or charter or other corporate restriction, which has or could be reasonably expected to have a Material Adverse Effect. Except as set forth on Schedule 8.1.18 hereto, no Borrower nor
                                       ---------------
any of its Subsidiaries is a party or subject to any contract or agreement (other than this Agreement) which restricts its right or ability to incur Debt, none of which prohibit the execution of or compliance with this Agreement or the other Loan Documents by any Borrower or any of its Subsidiaries, as applicable.

                8.1.19. Litigation. Except as set forth on Schedule 8.1.19
                        ----------                         ---------------
hereto, there are no actions, suits, proceedings or investigations pending on the date hereof, or to the knowledge of any Borrower, threatened on the date hereof, against or affecting any Borrower or any of its Subsidiaries, or the business, operations, Properties, prospects, profits or condition of any Borrower or any of its Subsidiaries, which, if determined adversely to any Borrower or any of its Subsidiaries, would have a Material Adverse Effect. To the knowledge of any Borrower, no Borrower nor any of its Subsidiaries is in default on the date hereof with respect to any order, writ, injunction, judgment, decree or rule of any court, governmental authority or arbitration board or tribunal.

                8.1.20. No Defaults. No Default or Event of Default exists at
                        -----------
the time, or would result from the funding, of any Loan or other extension of credit. Except for the default by GSS under the Indenture arising from ASB's leasing of certain Equipment from Regions Banks, as assignee of Taylor Machine Works, Inc., which default shall be cured by Borrowers within thirty (30) days after the date hereof, no Borrower nor any of its Subsidiaries is in default, and no event has occurred and no condition exists which constitutes or which with the passage of time or the giving of notice or both would constitute a default, under any Material Contract or in the payment of any Debt of any Borrower or any of its Subsidiaries to any Person for Money Borrowed.

                8.1.21. Leases. Schedule 8.1.21 hereto is a complete listing of
                        ------  ---------------
all material capitalized and operating leases of each Borrower and each of its Subsidiaries on the date hereof. Each Borrower and each of its Subsidiaries is in substantial compliance with all of the terms of each of its respective capitalized and operating leases and there is no basis upon which the lessors under any such leases could terminate same or declare such Borrower or any of its Subsidiaries in default thereunder.

                8.1.22. Pension Plans. Except as disclosed on Schedule 8.1.22
                        -------------                         ---------------
hereto, no Borrower nor any of its Subsidiaries has any Plan on the date hereof. Each Borrower and each of its Subsidiaries is in full substantial compliance with the requirements of ERISA and the regulations promulgated thereunder with respect to each Plan. No fact or situation that is reasonably likely to result in a material adverse change in the financial condition of any Borrower or any of its Subsidiaries exists in connection with any Plan. No Borrower nor any of its Subsidiaries has any withdrawal liability in connection with a Multiemployer Plan.

                8.1.23. Trade Relations. There exists no actual or threatened
                        ---------------
termination, cancellation or limitation of, or any materially adverse modification or change in, the business relationship between any Borrower and any customer or any group of customers whose purchases individually or in the aggregate are material to the business of such Borrower, or with any material supplier or group of suppliers, and there exists no condition or state of facts or circumstances which is reasonably likely to have a Material Adverse Effect or prevent any Borrower from conducting such business after the consummation of the transaction contemplated by this Agreement in substantially the same manner in which it has heretofore been conducted.

                8.1.24. Labor Relations. Except as described on Schedule 8.1.24
                        ---------------                         ---------------
hereto, no Borrower nor any of its Subsidiaries is a party to any collective bargaining agreement on the date hereof. On the date hereof, there are no material grievances, disputes or controversies with any union or any other organization of any Borrower's or any of its Subsidiaries' employees, or, to any Borrower's knowledge, any threats of strikes, work stoppages or any asserted pending demands for collective bargaining by any union or organization.

                8.1.25. Investment Company Act; Public Utility Holding Company
                        ------------------------------------------------------
Act. No Obligor is an "investment company" or a "person directly or indirectly
---
controlled by or acting on behalf of an investment company" within the meaning of the Investment Company Act of 1940, or a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company," within the meaning of the Public Utility Holding Company Act of 1935.

                8.1.26. Margin Stock. No Borrower nor any of its Subsidiaries is
                        ------------
engaged, principally or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying any Margin Stock.

         8.2. Reaffirmation of Representations and Warranties. Each
              -----------------------------------------------
representation and warranty contained in this Agreement and the other Loan Documents shall be deemed to be reaffirmed by each Borrower upon each delivery of a Notice of Borrowing to Agent in accordance with Section 3.1 of this Agreement, except for changes in the nature of a

Borrower's or, if applicable, any of its Subsidiaries' business or operations that may occur after the date hereof in the ordinary course of business so long as Agent has consented to such changes or such changes are not violative of any provision of this Agreement. Notwithstanding the foregoing, representations and warranties which by their terms are applicable only to a specific date shall be deemed made only at and as of such date.

         8.3. Survival of Representations and Warranties. All representations
              ------------------------------------------
and warranties of Borrowers contained in this Agreement or any of the other Loan Documents shall survive the execution, delivery and acceptance thereof by Agent, Lenders and the parties thereto and the closing of the transactions described therein or related thereto.

SECTION 9.    COVENANTS AND CONTINUING AGREEMENTS

         9.1. Affirmative Covenants. For so long as there are any Commitments
              ---------------------
outstanding and thereafter until payment in full of the Obligations, each Borrower covenants that, unless otherwise consented to by the Required Lenders in writing, it shall and shall cause each of its Subsidiaries to:

              9.1.1. Visits and Inspections. Permit representatives of Agent
                     ----------------------
or any Lender, from time to time, as often as may be reasonably requested, but only during normal business hours and (except when a Default or Event of Default exists) upon reasonable prior notice, to visit and inspect the Properties of each Borrower and each of its Subsidiaries, inspect, audit and make extracts from its books and records, and discuss with its officers, employees and independent accountants, such Borrower's and each Subsidiary's business, financial condition, business prospects and results of operations.

              9.1.2. Notices. Notify Agent and Lenders in writing, promptly
                     -------
after such Borrower's obtaining knowledge thereof, (i) of the commencement of any litigation affecting any Obligor or any of its Properties, whether or not the claims asserted in such litigation are considered by Borrowers to be covered by insurance, and of the institution of any administrative proceeding, to the extent that such litigation or proceeding, if determined adversely to such Obligor, would reasonably be expected to have a Material Adverse Effect; (ii) of any material labor dispute to which any Obligor may become a party, any strikes or walkouts relating to any of its plants or other facilities, and the expiration of any labor contract to which it is a party or by which it is bound;
(iii) of any material default by any Obligor under or termination of any Material Contract or any note, indenture, loan agreement, mortgage, lease, deed, guaranty or other similar agreement relating to any Debt of such Obligor exceeding $500,000; (iv) of any Default or Event of Default; (v) of any default by any Person under any note or other evidence of Debt payable to an Obligor in an amount exceeding $1,000,000; (vi) of any judgment against any Obligor in an amount exceeding $1,000,000; (vii) of the assertion by any Person of any Intellectual Property Claim, the adverse resolution of which would reasonably be expected to have a Material Adverse Effect; (viii) of any violation or asserted violation of ERISA or any Environmental Law, the adverse resolution of which would reasonably be expected to have a Material Adverse Effect; and (ix) of any Environmental Release by an Obligor or on any Property owned or occupied by an Obligor.

              9.1.3. Financial Statements. Keep adequate records and books of
                     --------------------
account with respect to its business activities in which proper entries are made in accordance with GAAP reflecting all its financial transactions; and cause to be prepared and to be furnished to Agent and Lenders the following (all to be prepared in accordance with GAAP applied on a consistent basis, unless Borrowers' certified public accountants concur in any change therein, such change is disclosed to Agent and is consistent with GAAP and, if required by the Required Lenders, the financial covenant set forth in Section 9.3 is amended in a manner requested by the Required Lenders to take into account the effects of such change):

                     (i) as soon as available, and in any event within 100 days after the close of each Fiscal Year, unqualified audited financial statements of Borrowers and their Subsidiaries as of the end of such Fiscal Year, on a Consolidated and consolidating basis, certified without material qualification by a firm of independent certified public accountants of recognized national standing selected by Borrowers but reasonably acceptable to Agent (except for a qualification for a change in accounting principles with which the accountant concurs), and setting forth in each case in comparative form the corresponding Consolidated and consolidating figures for the preceding Fiscal Year;

                     (ii) as soon as available, and in any event within 30 days after the end of each month hereafter (or 50 days after the end of each month that is the end of a Fiscal Quarter), including the last month of Borrowers' Fiscal Year, unaudited interim financial statements of Borrowers and their Subsidiaries as of the end of such month and of the portion of Borrowers' fiscal year then elapsed, on a Consolidated and consolidating basis, certified by the principal financial officer of Borrowers as prepared in accordance with GAAP and fairly presenting the Consolidated financial position and results of operations of Borrowers and their Subsidiaries for such month and period subject only to changes from audit and year-end adjustments and except that such statements need not contain notes;

                     (iii) promptly after the sending or filing thereof, as
                  the case may be, copies of any 10Qs, 10Ks or any proxy statements, financial statements or reports which any Borrower has made generally available to its shareholders and copies of any regular, periodic and special reports or registration statements which any Borrower files with the Securities and Exchange Commission or any governmental authority which may be substituted therefor, or any national securities exchange;

                     (iv) promptly after the filing thereof, copies of any annual report to be filed in accordance with ERISA in connection with each Plan; and

                     (v) such other data and information (financial and otherwise) as Agent, from time to time, may reasonably request, bearing upon or related to the Collateral or any Borrower's and any of its Subsidiaries' financial condition or results of operations.

                  Concurrently with the delivery of the financial statements described in clause (i) of this Section 9.1.3, Borrowers shall deliver to Agent and Lenders a copy of the accountants' letter to Borrowers' management that is prepared in connection with such financial statements and also shall cause to be prepared and shall deliver to Agent and Lenders a certificate of the aforesaid certified public accountants stating to Agent and Lenders that, based upon such accountants' audit of the Consolidated financial statements of Borrowers and their Subsidiaries performed in connection with their examination of said financial statements, nothing came to their attention that caused them to believe that Borrowers were not in compliance with Sections 9.2.2, 9.2.3, 9.2.4, 9.2.7 or 9.3 hereof, or, if they are aware of such noncompliance, specifying the nature thereof, and acknowledging, in a manner satisfactory to Agent, that they are aware that Agent and Lenders are relying on such financial statements in making their decisions with respect to the Loans. Concurrently with the delivery of the financial statements described in clauses (i) and (ii) of this Section 9.1.3, or more frequently if requested by any Lender during any period that a Default or Event of Default exists, Borrowers shall cause to be prepared and furnished to Agent and Lenders a Compliance Certificate in the form of Exhibit E hereto executed by
                                                    ---------
the chief financial officer of Borrowers.

                 9.1.4. Landlord and Storage Agreements. Provide Agent with
                        -------------------------------
copies of all existing agreements, and promptly after execution thereof provide Agent with copies of all future agreements, between any Borrower and any landlord or warehouseman which owns any premises at which any Collateral may, from time to time, be kept.

                 9.1.5. Projections. No later than 30 days prior to the end of
                        -----------
each Fiscal Year of Borrowers, deliver to Agent and Lenders the Projections of Borrowers for the forthcoming Fiscal Year, month by month.

                 9.1.6. Taxes. Pay and discharge all Taxes prior to the date on
                        -----
which such Taxes become delinquent or penalties attach thereto, except and to the extent only that such Taxes are being Properly Contested.

                 9.1.7. Compliance with Laws. Comply with all Applicable Law,
                        --------------------
including ERISA, all Environmental Laws and all laws, statutes, regulations and ordinances regarding the collection, payment and deposit of Taxes, and obtain and keep in force any and all Governmental Approvals necessary to the ownership of its Properties or to the conduct of its business, to the extent that any such failure to comply, obtain or keep in force would be reasonably likely to have a Material Adverse Effect. Without limiting the generality of the foregoing, if any Environmental Release shall occur at or on any of the Properties of any Borrower or any of its Subsidiaries, Borrowers shall, or shall cause the applicable Subsidiary to, act immediately to investigate the extent of, and to make appropriate remedial action to eliminate, such Environmental Release, whether or not ordered or otherwise directed to do so by any governmental authority.

                 9.1.8. Insurance. In addition to the insurance required herein
                        ---------
with respect to the Collateral, maintain and cause each of its Subsidiaries to maintain, with financially sound and reputable insurers, insurance with respect to its Properties and business against such casualties and contingencies of such type (including product liability, business interruption, larceny, embezzlement, or other criminal misappropriation insurance) and in such amounts as is customary in the business of such Borrower or such Subsidiary.

         9.2. Negative Covenants. For so long as there are any Commitments
              ------------------
outstanding and thereafter until payment in full of the Obligations, each Borrower covenants that, unless the Required Lenders have first consented thereto in writing, it shall not and shall not permit any of its Subsidiaries to:

                 9.2.1. Fundamental Changes. Enter into any transaction to
                        -------------------
merge, reorganize, consolidate or amalgamate with any Person, or liquidate, wind up or dissolve itself, except for mergers or consolidations of any Subsidiary with another Subsidiary.

                 9.2.2. Loans. Make any loans or other advances of money to any
                        -----
Person other than to an officer or employee of a Borrower or a Subsidiary for salary, travel advances, advances against commissions and other similar advances in the ordinary course of business.

                 9.2.3. Total Debt. Create, incur, assume, guarantee or suffer
                        ----------
to exist any Debt, except:

                                (i)     the Obligations;

                                (ii)    Subordinated Debt existing on the
                 Closing Date;

                                (iii)   accounts payable by such Borrower or
                 any of its Subsidiaries to trade creditors and current operating expenses (other than for Money Borrowed) which are not aged more than 90 days from billing date or more than 60 days from the due date, in each case incurred in the ordinary course of business and paid within such time period, unless the same are being Properly Contested;

                                (iv)    obligations to pay Rentals permitted by
                 Section 9.2.13;

                                (v)     Permitted Purchase Money Debt;

                                (vi)    Debt for Money Borrowed by such
                 Borrower, but only to the extent that such Debt is outstanding on the date of this Agreement and is not to be satisfied on or about the Closing Date from the proceeds of the initial Loans, together with any extension, renewals or refinancings of such Debt provided that the principal amount of such Debt is not increased;

                                (vii) contingent liabilities arising out of endorsements of checks and other negotiable instruments for deposit or collection in the ordinary course of business;

                                (viii)  the Long-Term Notes;

                                (ix)    Debt referenced on Schedule 9.2.4
                 hereof; and

                                (x)     Debt not included in paragraphs (i)
                 through (ix) above which is not secured by a Lien (unless such Lien is a Permitted Lien) and does not exceed at any time, in the aggregate, the sum of $5,000,000 as to all Borrowers and all of their Subsidiaries.

                 9.2.4. Affiliate Transactions. Enter into, or be a party to any
                        ----------------------
transaction with any Affiliate or stockholder, except (i) the transactions contemplated by the Loan Documents; (ii) payment of customary directors' fees and indemnities; (iii) these transactions with Affiliates that are set forth on
Schedule 9.2.4 hereto; and (iv) in the ordinary course of and pursuant to the
--------------
reasonable requirements of such Borrower's or such Subsidiary's business and upon fair and reasonable terms which are fully disclosed to Agent and are no less favorable to such Borrower or such Subsidiary than would obtain in a comparable arm's length transaction with a Person not an Affiliate or stockholder of such Borrower or such Subsidiary.

                 9.2.5. Limitation on Liens. Create or suffer to exist any Lien
                        -------------------
upon any of its Property, income or profits, whether now owned or hereafter acquired, except:

                              (i)   Liens at any time granted in favor of Agent;

                              (ii) Liens for Taxes (excluding any Lien imposed pursuant to any of the provisions of ERISA) not yet due or being Properly Contested;

                              (iii) Liens arising in the ordinary course of such
                 Borrower's or any of its Subsidiaries' business by operation of law, but only if payment in respect of any such Lien is not at the time required or the Debt secured by any such Lien is being Properly Contested and such Liens do not materially detract from the value of the Property of such Borrower or such Subsidiary and do not materially impair the use thereof in the operation of such Borrower's or such Subsidiary's business;

                              (iv) Purchase Money Liens securing Permitted Purchase Money Debt;

                              (v) Liens arising by virtue of the rendition, entry or issuance against such Borrower or any of its Subsidiaries, or any Property of such Borrower or any of its Subsidiaries, of any judgment, writ, order, or decree for so long as any such Lien is in existence for less than 20 consecutive days after it first arises and is being Properly Contested and is at all times junior in priority to any Liens in favor of Agent;

                              (vi)  Liens incurred or deposits made in the
                 ordinary course of business to secure the performance of tenders, bids, leases, contracts (other than for the repayment of Money Borrowed), statutory obligations and other similar obligations or arising as a result of progress payments under government contracts, provided that, to the extent any such Liens attach to any of the Collateral, such Liens are at all times subordinate and junior to the Liens upon the Collateral in favor of Agent;

                              (vii) easements, rights-of-way, restrictions,
                 covenants or other agreements of record and other similar charges or encumbrances on real

                 Property of such Borrower or any of its Subsidiaries that do not interfere with the ordinary conduct of the business of such Borrower or such Subsidiary;

                              (viii) Liens in existence immediately prior to the
                 Closing Date that are satisfied in full and released on the Closing Date as a result of the application of such Borrower's cash on hand at the Closing Date or the proceeds of the Loans to be made on the Closing Date;

                               (ix)  such other Liens as appear on Schedule
                                                                   --------
                 9.2.5 hereto, to the extent provided therein; and
                 -----

                               (x) such other Liens as Required Lenders in their sole discretion may hereafter approve in writing.

                 9.2.6. Subordinated Debt. Make any payment of all or any part
                        -----------------
of any Subordinated Debt or take any other action or omit to take any other action in respect of any Subordinated Debt, except in accordance with the subordination agreement relative thereto.

                 9.2.7. Distributions. Declare or make any Distribution;
                        -------------
provided, however, that for so long as no Default or Event of Default exists at
--------  -------
such time or would result therefrom and to the extent not otherwise prohibited by Applicable Law, (i) GSS may make Distributions to its Parent to enable Parent to pay income taxes attributable to the net income of GSS, (ii) ASB may make Distributions to GSS and (iii) Borrowers may make Distributions described on
Schedule 9.2.4 hereto.
--------------

                 9.2.8. Disposition of Assets. Sell, assign, lease, consign or
                        ---------------------
otherwise dispose of any of its Properties or any interest therein, including any disposition of Property as part of a sale and leaseback transaction, to or in favor of any Person, except (i) sales of Inventory in the ordinary course of business for so long as no Event of Default exists hereunder, (ii) dispositions of Inventory to the extent authorized by Section 7.4.2 hereof, (iii) a transfer of Property to a Borrower by a Subsidiary of such Borrower, (iv) dispositions expressly authorized by other provisions of the Loan Documents, and (v) dispositions of Property not constituting Collateral, to the extent that such disposition would not have a Material Adverse Effect.

                 9.2.9. Stock of Subsidiaries. Permit any of its Subsidiaries to
                        ---------------------
issue any additional shares of its capital stock except director's qualifying shares.

                9.2.10. Bill-and-Hold Sales, Etc. Make a sale to any customer on
                        ------------------------
a bill-and-hold, guaranteed sale, sale and return, sale on approval or consignment basis, or any sale on a repurchase or return basis.

                9.2.11. Restricted Investments. Make or have any Restricted
                        ----------------------
Investment.

                9.2.12. Tax Consolidation. File or consent to the filing of any
                        -----------------
consolidated income tax return with any Person other than Parent, Borrowers and their Subsidiaries.

                9.2.13. Fiscal Year. Establish a fiscal year different from the
                        -----------
Fiscal Year.

                9.2.14. Corporate Documents. Amend, modify or otherwise change
                        -------------------
any of the terms or provisions in any of its corporate charter, articles of incorporation, bylaws or other governing documents as in effect on the date hereof, except for changes that do not affect in any way such Borrower's or any of its Subsidiaries' rights and obligations to enter into and perform the Loan Documents to which it is a party and to pay all of the Obligations and that do not otherwise have a Material Adverse Effect.

                9.2.15. Conduct of Business. Engage in any business other than
                        -------------------
the business engaged in by it on the Closing Date and any business or activities which are substantially similar, related or incidental thereto.

         9.3. Specific Financial Covenant. For so long as there are any
              ---------------------------
Commitments outstanding and thereafter until payment in full of the Obligations, Borrowers covenant that, unless otherwise consented to by the Required Lenders in writing, they shall maintain Consolidated Adjusted Tangible Net Worth at all times greater than ($9,000,000) (which amount represents the Consolidated Adjusted Tangible Net Worth as of the most recent available month-end financial statements prior to the Closing Date less Availability on the Closing Date).
                                     ----

SECTION 10.    CONDITIONS PRECEDENT

         10.1. Conditions Precedent to Initial Credit Extensions.
               -------------------------------------------------
Notwithstanding any other provision of this Agreement or any of the other Loan Documents, and without affecting in any manner the rights of Agent and Lenders under the other sections of this Agreement, Lenders shall not be required to fund any Loan requested by Borrowers or to join with any Borrower in the extension of any LC Application unless, on or before November 20, 1997, each of the following conditions has been and continues to be satisfied:

                10.1.1. Loan Documents. Each of the Loan Documents shall have
                        --------------
been duly executed and delivered to Agent by each of the signatories thereto and accepted by Agent and Lenders.

                10.1.2. Availability. Agent shall have determined, and Lenders
                        ------------
shall be satisfied that, immediately after Lenders have made the initial Revolver Loans and Bank has issued the Letters of Credit to be issued on the Closing Date, and Borrowers have paid (or made provision for payment of) all closing costs incurred in connection with the Commitments, Availability is not less than $15,000,000.

                10.1.3. Evidence of Perfection and Priority of Liens. Agent
                        --------------------------------------------
shall have received copies of all filing receipts or acknowledgments issued by any governmental authority to evidence any filing or recordation necessary to perfect the Liens of Agent in the Collateral and evidence in form satisfactory to Agent and Lenders that such Liens constitute valid and perfected security interests and Liens, and that there are no other Liens upon any Collateral except for Permitted Liens.

                10.1.4. Governing Documents. Agent shall have received a copy of
                        -------------------
the Articles or Certificate of Incorporation and By-Laws of each Borrower and each Obligor, and all amendments thereto, certified by the Secretary of State or other appropriate officials of the jurisdiction of each Borrower's and each Obligor's states of incorporation.

               10.1.5.  Good Standing Certificates. Agent shall have received
                        --------------------------
good standing certificates for each Borrower and each Obligor, issued by the Secretary of State or other appropriate official of such Borrower's or such Obligor's jurisdiction of incorporation and each jurisdiction where the conduct of such Borrower's or such Obligor's business activities or ownerships of its Property necessitates qualification.

               10.1.6.  Opinion Letters. Agent shall have received a favorable,
                        ---------------
written opinion of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. and the respective local counsel to Borrowers and Agent, covering the matters set forth on Exhibit E attached hereto.
   ---------

               10.1.7.  Insurance. Agent shall have received copies of the
                        ---------
casualty insurance policies of Borrowers with respect to the Collateral, together with loss payable endorsements on Agent's standard form of loss payee endorsement naming Agent as loss payee with respect to each such policy and copies of Borrowers' liability insurance policies, together with endorsements naming Agent as a co-insured, all as required by the Loan Documents.

              10.1.8.  Lockbox; Dominion and Concentration Accounts. Agent shall
                       --------------------------------------------
have received the duly executed agreements establishing the Lockbox and each Dominion Account, in each case with a financial institution acceptable to Agent for the collection or servicing of the Accounts.

               10.1.9.  No Labor Disputes. Agent shall have received assurances
                        -----------------
satisfactory to it that there are no threats of strikes or work stoppages by any employees, or organization of employees, of any Obligor which Agent reasonably determines may have a Material Adverse Effect.

               10.1.10. Compliance with Laws and Other Agreements. Agent shall
                        -----------------------------------------
have determined or received assurances satisfactory to it that none of the Loan Documents or any of the transactions contemplated thereby violate any applicable law, court order or agreement binding upon any Obligor.

               10.1.11. No Material Adverse Change. No material adverse change
                        --------------------------
in the financial condition of any Obligor or in the quality, quantity or value of any Collateral shall have occurred since September 30, 1997.

               10.1.12. Amendment to Intercreditor Agreement. Trustee, Borrowers
                        ------------------------------------
and Agent shall have executed an amendment to the Intercreditor Agreement, in form and substance satisfactory to Agent and Lenders, pursuant to which Trustee shall acknowledge, among other things, the first priority Lien of Agent in the Collateral.

         10.2. Conditions Precedent to all Credit Extensions. Notwithstanding
               ---------------------------------------------
any other provision of this Agreement or any of the other Loan Documents, and without affecting in any manner the rights of Agent and Lenders under the other sections of this Agreement, Lenders shall not be required to make any Loans or otherwise extend any credit to or for the benefit of Borrowers, unless and until each of the following conditions has been and continues to be satisfied:

                10.2.1. No Defaults. No Default or Event of Default shall exist
                        -----------
at the time of, or would result from, the funding of such Loan or other extension of credit.

                10.2.2. Satisfaction of Conditions in Other Loan Documents. Each
                        --------------------------------------------------
of the conditions precedent set forth in any other Loan Document shall have been and shall remain satisfied.

                10.2.3. No Litigation. No action, proceeding, investigation,
                        -------------
regulation or legislation shall have been instituted, threatened or proposed before any court, governmental agency or legislative body to enjoin, restrain or prohibit, or to obtain damages in respect of, or which is related to or arises out of, this Agreement or the consummation of the transactions contemplated hereby.

                10.2.4. No Material Adverse Effect. No event shall have occurred
                        --------------------------
and no condition shall exist which has or may be reasonably likely to have a Material Adverse Effect.

         10.3.  Limited Waiver of Conditions Precedent. If Lenders shall make
                --------------------------------------
any Loans or otherwise extend any credit to Borrowers under this Agreement at a time when any of the foregoing conditions precedent are not satisfied (regardless of whether the failure of satisfaction of any such conditions precedent was known or unknown to Agent or Lenders), the funding of such Loans shall not operate as a waiver of the right of Agent and Lenders to insist upon the satisfaction of all conditions precedent with respect to each subsequent Borrowing requested by Borrowers or a waiver of any Default or Event of Default as a consequence of the failure of any such conditions to be satisfied, unless Agent, with the prior written consent of the Required Lenders, in writing waives the satisfaction of any condition precedent in which event such waiver shall only be applicable for the specific instance given and only to the extent and for the period of time expressly stated in such written waiver.

SECTION 11.    EVENTS OF DEFAULT; RIGHTS AND REMEDIES ON DEFAULT

         11.1. Events of Default. The occurrence or existence of any one or more
               -----------------
of the following events or conditions shall constitute an "Event of Default" (each of which Events of Default shall be deemed to exist unless and until waived by Agent and Lenders in accordance with the provisions of Section 12.9 hereof):

               11.1.1. Payment of Obligations. Borrowers shall fail to pay (a)
                       ----------------------
any installment of principal or interest on any Loan or any Note on the due date thereof (whether due at stated maturity, on demand, upon acceleration or otherwise) or (b) any of the other Obligations within 5 days after the due date thereof (whether due at stated maturity, on demand, upon acceleration or otherwise).

                  11.1.2. Misrepresentations. Any representation, warranty or
                          ------------------
other written statement to Agent or any Lender by or on behalf of any Obligor, whether made in or furnished in compliance with or in reference to any of the Loan Documents, proves to have been false or misleading in any material respect when made or furnished or when reaffirmed pursuant to Section 8.2 hereof.

                  11.1.3. Breach of Specific Covenants. Any Borrower shall fail
                          ----------------------------
or neglect to perform, keep or observe any covenant contained in Sections 6.3, 7.1.1, 7.1.2, 7.2.4, 7.2.5, 7.2.6, 9.1.1, 9.1.3, 9.2 or 9.3 hereof on the date that such Borrower is required to perform, keep or observe such covenant.

                  11.1.4. Breach of Other Covenants. Any Borrower shall fail or
                          -------------------------
neglect to perform, keep or observe any covenant contained in this Agreement (other than a covenant which is dealt with specifically elsewhere in Section
11.1 hereof) and the breach of such other covenant is not cured to Agent's and the Required Lender's satisfaction within 30 days after the sooner to occur of any Senior Officer's receipt of notice of such breach from Agent or the date on which such failure or neglect first becomes known to any Senior Officer; provided, however, that such notice and opportunity to cure shall not apply in the case of any failure to perform, keep or observe any covenant which is not capable of being cured at all or within such 30-day period or which is a willful and knowing breach by any Borrower or which was the subject of a breach during the prior 6-month period.

                  11.1.5. Default Under Security Documents/Other Agreements. Any
                          -------------------------------------------------
Borrower or any other Obligor shall default in the due and punctual observance or performance of any liability or obligation to be observed or performed by it under any of the Other Agreements or Security Documents.

                  11.1.6. Other Defaults. There shall occur any default or event
                          --------------
of default on the part of any Borrower or any Subsidiary of a Borrower under any agreement, document or instrument to which such Borrower or such Subsidiary is a party or by which such Borrower or such Subsidiary or any of their respective Properties is bound, creating or relating to any Debt in excess of $100,000 if the payment or maturity of such Debt may be accelerated in consequence of such event of default or demand for payment of such Debt may be made (except that the default that is referenced in Section 8.1.20 hereof and that exists as of the date hereof, shall not constitute an Event of Default hereunder unless Borrowers fail to cure such default within thirty (30) days after the date hereof).

                  11.1.7. Uninsured Losses. Any loss, theft, damage or
                          ----------------
destruction of any of the Collateral not fully covered (subject to such deductibles as Agent shall have permitted) by insurance if the amount not covered by insurance exceeds $250,000.

                  11.1.8. Material Adverse Effect. There shall occur any event
                          -----------------------
or condition that has a Material Adverse Effect.

                  11.1.9. Solvency.  Any Obligor shall cease to be Solvent.
                          --------

                  11.1.10. Insolvency Proceedings. Any Borrower shall commence,
                           ----------------------
or shall consent to the commencement against it of, any Insolvency Proceeding or any Insolvency

Proceeding shall be commenced against any Borrower and the same shall not have been dismissed within 60 days after the commencement thereof.

                  11.1.11. Business Disruption; Condemnation. There shall occur
                           ---------------------------------
a cessation of a substantial part of the business of any Obligor for a period which may be reasonably expected to have a Material Adverse Effect; or any Obligor shall suffer the loss or revocation of any license or permit now held or hereafter acquired by such Obligor which is necessary to the continued or lawful operation of its business; or any Obligor shall be enjoined, restrained or in any way prevented by court, governmental or administrative order from conducting all or any material part of its business affairs; or any material lease or agreement pursuant to which any Obligor leases or occupies any premises on which any Collateral is located shall be canceled or terminated prior to the expiration of its stated term and such cancellation or termination has a Material Adverse Effect or results in an Out-of-Formula Condition; or any material part of the Collateral shall be taken through condemnation or the value of such Property shall be materially impaired through condemnation.

                  11.1.12. Change of Ownership. Steven E. Karol, William S.
                           -------------------
Karol and Dale S. Okonow, or any combination of them, shall cease to control, either directly or indirectly, at least 51% of the voting stock of Parent or Parent shall cease to own all of the issued and outstanding capital stock of GSS or GSS shall cease to own all of the issued and outstanding capital stock of ASB.

                  11.1.13. ERISA. A Reportable Event shall occur which Agent, in
                           -----
its sole discretion, shall determine in good faith constitutes grounds for the termination by the Pension Benefit Guaranty Corporation of any Plan or for the appointment by the appropriate United States district court of a trustee for any Plan, or if any Plan shall be terminated or any such trustee shall be requested or appointed, or if any Borrower, any Subsidiary of a Borrower or any Obligor is in "default" (as defined in Section 4219(c)(5) of ERISA) with respect to payments to a Multiemployer Plan resulting from such Borrower's, such Subsidiary's or such Obligor's complete or partial withdrawal from such Plan.

                  11.1.14. Challenge to Loan Documents. Any Obligor or any of
                           ---------------------------
its Affiliates shall challenge or contest in any action, suit or proceeding the validity or enforceability of any of the Loan Documents, the legality or enforceability of any of the Obligations or the perfection or priority of any Lien granted to Agent.

                  11.1.15. Judgment. A judgment or order for the payment of
                           --------
money in an amount that exceeds the uncontested insurance available therefor by $1,000,000 or more shall be entered against any Borrower by any court or such judgment or order shall result in the creation of a Lien upon any asset of any Borrower that is not a Permitted Lien.

                  11.1.16. Repudiation of or Default Under Guaranty. Any
                           ----------------------------------------
Guarantor shall revoke or attempt to revoke the Guaranty signed by such Guarantor, shall repudiate such Guarantor's liability thereunder, or shall be in default under the terms thereof, or shall fail to confirm in writing, promptly, after receipt of Agent's written request therefor, such Guarantor's ongoing liability under the Guaranty Agreement in accordance with the terms thereof.

                  11.1.17. Criminal Forfeiture. Any Obligor shall be convicted
                           -------------------
under any criminal law that could lead to a forfeiture of any Property of such Obligor that would have a Material Adverse Effect.

                  11.1.18. Indenture. Any default or event of default shall
                           ---------
occur under the Indenture or the Intercreditor Agreement.

            11.2. Acceleration of the Obligations. Without in any way limiting
                  -------------------------------
the right of Agent to demand payment of any portion of the Obligations payable on demand in accordance with this Agreement, upon or at any time after the occurrence of an Event of Default and for so long as such Event of Default shall exist, Agent may in its discretion (and, upon receipt of written instructions to do so from the Required Lenders, shall) declare the principal of and any accrued interest on the Loans and all other Obligations owing under any of the Loan Documents to be, whereupon the same shall become without further notice or demand (all of which notice and demand each Borrower expressly waives), forthwith due and payable and Borrowers shall forthwith pay to Agent the entire principal of and accrued and unpaid interest on the Loans and other Obligations plus reasonable attorneys' fees and expenses if such principal and interest are collected by or through an attorney-at-law. Notwithstanding the foregoing, upon the occurrence of an Event of Default specified in Section 11.1.10 hereof, all of the Obligations shall become automatically due and payable without declaration, notice or demand by Agent and the Commitments shall automatically terminate as if terminated by Agent pursuant to Section 5.2.1 hereof and with the effect specified in Section 5.2.4 hereof.

            11.3. Other Remedies. Upon and after the occurrence of an Event of
                  --------------
Default and for so long as such Event of Default shall exist, Agent may in its discretion (and, upon receipt of written direction of the Required Lenders, shall) exercise from time to time the following rights and remedies:

                  11.3.1. All of the rights and remedies of a secured party under the UCC or under other Applicable Law, and all other legal and equitable rights to which Agent may be entitled under any of the Loan Documents, all of which rights and remedies shall be cumulative and shall be in addition to any other rights or remedies contained in this Agreement or any of the other Loan Documents, and none of which shall be exclusive.

                  11.3.2. The right to collect all amounts at any time payable to any Borrower from any Account Debtor or other Person at any time indebted to any Borrower.

                  11.3.3. The right to take immediate possession of any of the Collateral, and to (i) require Borrowers to assemble the Collateral, at Borrowers' expense, and make it available to Agent at a place designated by Agent which is reasonably convenient to both parties, and (ii) enter any premises where any of the Collateral shall be located and to keep and store the Collateral on said premises until sold (and if said premises be the Property of a Borrower, then such Borrower agrees not to charge Agent for storage thereof).

                  11.3.4. The right to sell or otherwise dispose of all or any Collateral in its then condition, or after any further manufacturing or processing thereof, at public or private sale or sales, with such notice as may be required by Applicable Law, in lots or in bulk, for cash or on credit, all as Agent, in its sole discretion, may deem advisable. Each Borrower agrees that any requirement of notice to Borrowers or any other Obligor of any proposed public or private sale or other disposition of Collateral by Agent shall be deemed reasonable notice thereof if given at least 10 days prior thereto, and such sale may be at such locations as Agent may designate in said notice. Agent shall have the right to conduct such sales on any Borrower's or any other Obligor's premises, without charge therefor, and such sales may be adjourned from time to time in accordance with Applicable Law. Agent shall have the right to sell, lease or otherwise dispose of the Collateral, or any part thereof, for cash, credit or any combination thereof, and Agent may purchase all or any part of the Collateral at public or, if permitted by law, private sale and, in lieu of actual payment of such purchase price, may set off the amount of such price against the Obligations. The proceeds realized from the sale or other disposition of any Collateral may be applied, after allowing 2 Business Days for collection, first to any Extraordinary Expenses incurred by Agent, second to interest accrued with respect to any of the Obligations; and third, to the principal balance of the Obligations. If any deficiency shall arise, each Borrower and each Guarantor shall remain jointly and severally liable to Agent therefor.

                11.3.5. The right to require Borrowers to deposit with Agent and Lenders funds equal to the LC Obligations and, if Borrowers fail promptly to make such deposit, Lender may advance such amount as a Revolver Loan (whether or not an Out-of-Formula Condition exists or is created thereby). Any such deposit or advance shall be held by Agent as a reserve to fund future payments on the LC Guaranty. At such time as the LC Guaranty has been paid or terminated and all Letters of Credit have been drawn upon or expired, any amounts remaining in such reserve shall be applied against any outstanding Obligations, or, if all Obligations have been indefeasibly paid in full, returned to Borrowers.

Agent is hereby granted a license or other right, while any Event of Default exists, to use, without charge, each Borrower's labels, patents, copyrights, rights of use of any name, trade secrets, tradenames, trademarks and advertising matter, or any Property of a similar nature, as it pertains to the Collateral, in advertising for sale and selling any Collateral and each Borrower's rights under all licenses and all franchise agreements shall inure to Agent's benefit.

         11.4.  Setoff. In addition to any Liens granted under any of the Loan
                ------
Documents and any rights now or hereafter available under Applicable Law, Agent and each Lender (and each of their respective Affiliates) is hereby authorized by Borrowers at any time that an Event of Default exists, without notice to Borrowers or any other Person (any such notice being hereby expressly waived) to set off and to appropriate and to apply any and all deposits, general or special (including Debt evidenced by certificates of deposit whether matured or unmatured (but not including trust accounts)) and any other Debt at any time held or owing by Agent, such Lender or any of their Affiliates to or for the credit or the account of any Borrower against and on account of the Obligations of Borrowers arising under the Loan Documents to Agent, such Lender or any of their Affiliates, including all Loans and LC Obligations and all claims of any nature or description arising out of or in connection with this Agreement, irrespective of whether or not (i) Agent or such Lender shall have made any demand hereunder or (ii) Agent, at the request or with the consent of the Required Lenders shall have declared the principal of and interest on the Loans and other amounts due hereunder to be due and payable as permitted by this Agreement and even though such Obligations may be contingent or unmatured or
(iii) the Collateral for the Obligations is adequate. Notwithstanding the foregoing, each of Agent and Lenders agree with each other that it shall not, without the express consent of the Required Lenders, and that it shall (to the extent that it is lawfully entitled to do so) upon the request of the Required Lenders, exercise its setoff rights hereunder against any accounts of any Borrower now or hereafter maintained with Agent, such Lender or any Affiliate of any of them, but no Borrower shall have a claim or cause of action against Agent or any Lender for any setoff made without the consent of the Required Lenders and the validity of any such setoff shall not be impaired by the absence of such consent. If any party (or its Affiliate) exercises the right of setoff provided for hereunder, such party shall be obligated to share any such setoff in the manner and to the extent required by Section 12.5.

         11.5.    Remedies Cumulative; No Waiver.
                  ------------------------------

                     11.5.1. All covenants, conditions, provisions, warranties, guaranties, indemnities, and other undertakings of Borrowers contained in this Agreement and the other Loan Documents, or in any document referred to herein or contained in any agreement supplementary hereto or in any schedule given to Agent or any Lender or contained in any other agreement between Agent or any Lender and any or all Borrowers, heretofore, concurrently, or hereafter entered into, shall be deemed cumulative to and not in derogation or substitution of any of the terms, covenants, conditions, or agreements of Borrowers herein contained.

                     11.5.2. The failure or delay of Agent or Lenders to require strict performance by Borrowers of any provision of this Agreement or to exercise or enforce any rights, Liens, powers, or remedies hereunder or under any of the aforesaid agreements or other documents or security or Collateral shall not operate as a waiver of such performance, Liens, rights, powers and remedies, but all such requirements, Liens, rights, powers, and remedies shall continue in full force and effect until all Loans and all other Obligations owing or to become owing from Borrowers to Agent and Lenders shall have been fully satisfied. None of the undertakings, agreements, warranties, covenants and representations of Borrowers contained in this Agreement or any of the other Loan Documents and no Event of Default by any Borrower under this Agreement or any other Loan Documents shall be deemed to have been suspended or waived by Agent, unless such suspension or waiver is by an instrument in writing specifying such suspension or waiver and is signed by a duly authorized representative of Agent and directed to Borrowers.

                     11.5.3. If Agent or Lenders shall accept performance by a Borrower, in whole or in part, of any obligation that a Borrower is required by any of the Loan Documents to perform only when a Default or Event of Default exists, or if Agent or Lenders shall exercise any right or remedy under any of the Loan Documents that may not be exercised other than when a Default or Event of Default exists, Agent's acceptance of such performance by a Borrower or Agent's exercise of any such right or remedy shall not operate to waive any such Event of Default or to preclude the exercise by Agent or Lenders of any other right or remedy, unless otherwise expressly agreed in writing by Agent.

SECTION 12. AGENT

    12.1.   Appointment, Authority and Duties of Agent.
            ------------------------------------------

                  12.1.1. Each Lender hereby irrevocably appoints and designates Fleet as Agent to act as herein specified. Agent may, and each Lender by its acceptance of a Note shall be deemed irrevocably to have authorized Agent to, enter into all Loan Documents to which Agent is to be a party on the Closing Date and all amendments hereto and all Security Documents thereafter executed by Borrowers, for its benefit and the Pro Rata benefit of Lenders and, except as otherwise provided in this Section 12, to exercise such rights and powers under this Agreement and the other Loan Documents as are specifically delegated to Agent by the terms hereof and thereof, together with such other rights and powers as are reasonably incidental thereto. Each Lender agrees that any action taken by Agent or the Required Lenders in accordance with the provisions of this Agreement or the other Loan Documents, and the exercise by Agent or the Required Lenders of any of the powers set forth herein or therein, together with such other powers as are reasonably incidental thereto, shall be authorized and binding upon all Lenders. Without limiting the generality of the foregoing, Agent shall have the sole and exclusive right and authority to (a) act as the disbursing and collecting agent for Lenders with respect to all payments and collections arising in connection with this Agreement and the other Loan Documents; (b) execute and deliver as Agent each Loan Document and accept delivery of each such agreement delivered by any or all Borrowers or any other Obligor; (c) act as collateral agent for Lenders for purposes of the perfection of all security interests and Liens created by this Agreement or the Security Documents with respect to all material items of the Collateral and, subject to the direction of the Required Lenders, for all other purposes stated therein, provided that Agent hereby appoints, authorizes and directs each Lender to act as a collateral sub-agent for Agent and the other Lenders for purposes of the perfection of all security interest and Liens with respect to a Borrower's Deposit Accounts maintained with, and all cash and Cash Equivalents held by, such Lender; (d) subject to the direction of the Required Lenders, manage, supervise or otherwise deal with the Collateral; and (e) except as may be otherwise specifically restricted by the terms of this Agreement and subject to the direction of the Required Lenders, exercise all remedies given to Agent or Lenders with respect to any of the Collateral under the Loan Documents relating thereto, Applicable Law or otherwise. The duties of Agent shall be ministerial and administrative in nature, and Agent shall not have by reason of this Agreement or any other Loan Document a fiduciary relationship with any Lender (or any Lender's participants). Unless and until its authority to do so is revoked in writing by the Required Lenders, Agent shall have the exclusive right to determine whether any Accounts or Inventory constitute Eligible Accounts or Eligible Inventory (basing such determination in each case upon the meanings given to such terms in Appendix A), or whether to impose or release any reserve, and to exercise its own credit judgment in connection therewith, which determinations and judgments, if exercised in good faith, shall exonerate Agent from any liability to Lenders or any other Person for any errors in judgment.

                  12.1.2. Agent (which term, as used in this sentence, shall include reference to Agent's Affiliates and to the officers, directors, employees and agents of Agent's Affiliates) shall not: (a) have any duties or responsibilities except those expressly set forth in this Agreement and the other Loan Documents or (b) be required to initiate or conduct any litigation, foreclosure or collection proceedings hereunder or under any of the other Loan Documents except to the extent directed to do so by the Required Lenders during the continuance of any Event of Default.

                  12.1.3. Agent may perform any of its duties by or through its agents and employees and may employ agents and attorneys-in-fact and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care. Borrowers shall promptly (and in any event, on demand) reimburse Agent for all reasonable expenses (including all Extraordinary Expenses) incurred by Agent pursuant to any of the provisions hereof or of any of the other Loan Documents or in the execution of any of Agent's duties hereby or thereby created or in the exercise of any right or power herein or therein imposed or conferred upon it or Lenders (excluding, however, general overhead expenses), and each Lender agrees promptly to pay to Agent, on demand, such Lender's Pro Rata share of any such reimbursement for expenses (including Extraordinary Expenses) that is not timely made by Borrowers to Agent.

                  12.1.4. The rights, remedies, powers and privileges conferred upon Agent hereunder and under the other Loan Documents may be exercised by Agent without the necessity of the joinder of any other parties unless otherwise required by Applicable Law. If Agent shall request instructions from the Required Lenders with respect to any act or action (including the failure to act) in connection with this Agreement or any of the other Loan Documents, Agent shall be entitled to refrain from such act or taking such action unless and until Agent shall have received instructions from the Required Lenders; and Agent shall not incur liability to any Person by reason of so refraining. Without limiting the foregoing, no Lender shall have any right of action whatsoever against Agent as a result of Agent acting or refraining from acting hereunder or under any of the Loan Documents in accordance with the instructions of the Required Lenders.

                  12.1.5. Agent shall promptly, upon receipt thereof, forward to each Lender copies of any significant written notices, reports, certificates and other information received by Agent from any Obligor (to the extent such Obligor is not required by the terms of the Loan Documents to supply such information directly to Lenders) and copies of the results of any field audits by Agent with respect to Borrowers.

          12.2.   Agreements Regarding Collateral. Each Lender shall have a Pro
                  -------------------------------
Rata interest in the security interests and Liens in and to the Collateral and any other Property granted and assigned to Agent under the Loan Documents. Lenders hereby irrevocably authorize Agent, at its option and in its discretion, to release any Lien upon any Collateral (i) upon the termination of the Commitments and payment or satisfaction of all of the Obligations or (ii) constituting Equipment sold or disposed of in accordance with the terms of this Agreement if Borrowers certify to Agent that the sale disposition is made in compliance with the terms of this Agreement (and Agent may rely conclusively on any such certificate, without further inquiry). Agent shall have no obligation whatsoever to any of the Lenders to assure that any of the Collateral exists or is owned by a Borrower or is cared for, protected or insured or has been encumbered, or that Agent's Liens have been properly or sufficiently or lawfully created, perfected, protected or enforced or entitled to any particular priority or to exercise at all or in any manner or under any duty of care, disclosure or fidelity, or to continue exercising, any of the rights or powers granted or available to Agent pursuant to this Agreement or any of the other Loan Documents, it being understood and agreed that in respect of the Collateral, or any act, omission or event related thereto, Agent may act in any manner it may deem appropriate, in its discretion, given Agent's own interests in the Collateral in its capacity as one of the Lenders.

          12.3.   Reliance By Agent. Agent shall be entitled to rely, and shall
                  -----------------
be fully protected in so relying, upon any certification, notice or other communication (including any thereof by telephone, telex, telegram, telecopier message or cable) believed by it to be genuine and correct and to have been signed, sent or made by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel, independent accountants and other experts selected by Agent. As to any matters not expressly provided for by this Agreement or any of the other Loan Documents, Agent shall in all cases be fully protected in acting or refraining from acting hereunder and thereunder in accordance with the instructions of the Required Lenders, and such instructions of the Required Lenders and any action taken or failure to act pursuant thereto shall be binding upon Lenders.

          12.4.   Action Upon Default. Agent shall not be deemed to have
                  -------------------
knowledge of the occurrence of a Default or an Event of Default unless it has received written notice from a Lender or any or all Borrowers specifying the occurrence of such Default or Event of Default. If Agent shall receive such a notice of the occurrence of a Default or an Event of Default or shall otherwise acquire actual knowledge of any Default or Event of Default, Agent shall promptly notify Lenders in writing and Agent shall take such action and assert such rights under this Agreement and the other Loan Documents, or shall refrain from taking such action and asserting such rights, as the Required Lenders shall direct from time to time. If any Lender shall receive a notice of the occurrence of a Default or an Event of Default or shall otherwise acquire actual knowledge of any Default or Event of Default, such Lender shall promptly notify Agent and the other Lenders in writing. As provided in Section 12.3 hereof, Agent shall not be subject to any liability by reason of acting or refraining to act pursuant to any request of the Required Lenders except for its own willful misconduct or gross negligence. Before directing Agent to take or refrain from taking any action or asserting any rights under this Agreement and the other Loan Documents, the Required Lenders shall consult with and seek the advice of (but without having to obtain the consent of) each other Lender, and promptly after directing Agent to take or refrain from taking any such action or asserting any such rights, the Required Lenders will so advise each other Lender of the action taken or refrained from being taken and, upon request of any Lender, will supply information concerning actions taken or not taken. In no event shall the Required Lenders, without the prior written consent of each Lender, direct Agent to accelerate and demand payment of the Loans held by one Lender without accelerating and demanding payment of all other Loans. Agent agrees that without the prior written consent of the Required Lenders, it will not take any legal action or institute any action or proceeding against any Obligor with respect to any of the Obligations or Collateral, or accelerate or otherwise enforce its portion of the Obligations.

          12.5.   Ratable Sharing. If any Lender shall obtain any payment or
                  ---------------
reduction (including any amounts received as adequate protection of a bank account deposit treated as cash collateral under the Bankruptcy Code) of any Obligation of Borrowers hereunder (whether voluntary, involuntary, through the exercise of any right of set-off or otherwise) in excess of its Pro Rata share of payments or reductions on account of such Obligations obtained by all of the Lenders, such Lender shall forthwith (i) notify the other Lenders and Agent of such receipt and (ii) purchase from the other Lenders such participations in the affected Obligations as shall be necessary to cause such purchasing Lender to share the excess payment or reduction, net of costs incurred in connection therewith, on a Pro Rata basis, provided that if all or any portion of such excess payment or reduction is thereafter recovered from such purchasing Lender or additional costs are incurred, the purchase shall be rescinded and the purchase price restored to the extent of such recovery or such additional costs, but without interest. Each Borrower agrees that any Lender so purchasing a participation from another Lender pursuant to this Section 12.5 may, to the fullest extent permitted by Applicable Law, exercise all of its rights of payment (including the right of set-off) with respect to such participation as fully as if such Lender were the direct creditor of Borrowers in the amount of such participation.

          12.6.   Indemnification of Agent.
                  ------------------------

                  12.6.1. Each Lender severally agrees to indemnify and defend the Agent Indemnitees (to the extent not reimbursed by Borrowers under this Agreement, but without limiting the indemnification obligation of Borrowers under this Agreement), on a Pro Rata basis, and to hold each of the Agent Indemnitees harmless from and against, any and all Claims which may be imposed on, incurred by or asserted against any of the Agent Indemnitees in any way related to or arising out of this Agreement or any of the other Loan Documents or any other document contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby (including the costs and expenses which Borrowers are obligated to pay under Section 14.2 hereof or amounts Agent may be called upon to pay in connection with any lockbox or Dominion Account arrangement contemplated hereby) or the enforcement of any of the terms hereof or thereof or of any such other documents, provided that no Lender shall be liable to any Agent Indemnitee for any of the foregoing to the extent that they result solely from the willful misconduct or gross negligence of such Agent Indemnitee.

                  12.6.2. Without limiting the generality of the foregoing provisions of this Section 12.6, if Agent should be sued by any receiver, trustee in bankruptcy, debtor-in-possession or other Person on account of any alleged preference or fraudulent transfer received or alleged to have been received from any Borrower or any other Obligor as the result of any transaction under the Loan Documents, then in such event any monies paid by Agent in settlement or satisfaction of such suit, together with all Extraordinary Expenses incurred by Agent in the defense of same, shall be promptly reimbursed to Agent by Lenders to the extent of each Lender's Pro Rata share.

                  12.6.3. Without limiting the generality of the foregoing provisions of this Section 12.6, if at any time (whether prior to or after the Commitment Termination Date) any action or proceeding shall be brought against any of the Agent Indemnitees by an Obligor or by any other Person claiming by, through or under an Obligor, to recover damages for any act taken or omitted by Agent under any of the Loan Documents or in the performance of any rights, powers or remedies of Agent against Obligor, any Account Debtor, the Collateral or with respect to any Revolver Loans, or to obtain any other relief of any kind on account of any transaction involving any Agent Indemnitees under or in relation to any of the Loan Documents, Lenders agree to indemnify, defend and hold the Agent Indemnitees harmless with respect thereto and to pay to the Agent Indemnitees their respective Pro Rata shares of such amount as the Agent Indemnitees shall be required to pay by reason of a judgment, decree, or other order entered in such action or proceeding or by reason of any compromise or settlement agreed to by the Agent Indemnitees, including all interest and costs assessed against the Agent Indemnitees in defending or compromising such action, together with attorneys' fees and other legal expenses paid or incurred by the Agent Indemnitees in connection therewith; provided, however, that no Lender shall be liable to any Agent Indemnitee for any of the foregoing to the extent that they arise solely from the willful misconduct or gross negligence of such Agent Indemnitee. In Agent's discretion, Agent may also reserve for or satisfy any such judgment, decree or order from proceeds of Collateral prior to any distributions therefrom to or for the account of Lenders.

          12.7.   Limitation on Responsibilities of Agent. Agent shall in all
                  ---------------------------------------
cases be fully justified in failing or refusing to act hereunder unless it shall have received further assurances to its satisfaction from Lenders of their indemnification obligations under Section 12.6 hereof against any and all Claims which may be incurred by Agent by reason of taking or continuing to take any such action. Agent shall not be liable to Lenders (or any Lender's participants) for any action lawfully taken or omitted to be taken under or in connection with this Agreement or the other Loan Documents except as a result of actual gross negligence or willful misconduct on the part of Agent. Agent does not assume any responsibility for any failure or delay in performance or breach by any Obligor or any Lender of its obligations under this Agreement or any of the other Loan Documents. Agent does not make to Lenders, and no Lender makes to Agent or the other Lenders, any express or implied warranty, representation or guarantee with respect to the Revolver Loans, the Collateral, the Loan Documents or any Obligor. Agent shall not be responsible to Lenders, and no Lender shall be responsible to Agent or the other Lenders, for: (i) any recitals, statements, information, representations or warranties contained in any of the Loan Documents or in any certificate or other document furnished pursuant to the terms hereof; (ii) the execution, validity, genuineness, effectiveness or enforceability of, any of the Loan Documents; (iii) the validity, genuineness, enforceability, collectibility, value, sufficiency or existence of any Collateral, or the perfection or priority of any Lien therein; or (iv) the assets, liabilities, financial condition, results of operations, business, creditworthiness or legal status of any Obligor or any Account Debtor. Agent shall have no obligation to any Lender to ascertain or inquire into the existence of any Default or Event of Default, the observance or performance by any Obligor of any of the duties or agreements of such Obligor under any of the Loan Documents or the satisfaction of any conditions precedent contained in any of the Loan Documents. Agent may consult with and employ legal counsel, accountants and other experts and shall be entitled to act upon, and shall be fully protected in any action taken in good faith reliance upon, any advice given by such experts.

          12.8.   Successor Agent and Co-Agents.
                  -----------------------------

                  12.8.1. Subject to the appointment and acceptance of a successor Agent as provided below, Agent may resign at any time by giving written notice thereof to each Lender and Borrowers. Upon any such resignation, the Required Lenders, after prior consultation with (but without having to obtain consent of) each Lender, shall have the right to appoint a successor Agent which shall be (i) a Lender, (ii) a United States based Affiliate of a Lender, or (iii) a commercial bank that is organized under the laws of the United States or of any State thereof and has a combined capital surplus of at least $100,000,000 (or an asset based lending affiliate of any such bank) and is reasonably acceptable to Borrowers (and for purposes hereof, any successor to Fleet shall be deemed acceptable to Borrowers). Upon the acceptance by a successor Agent of an appointment as an Agent hereunder, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent without further act, deed or conveyance, and the retiring Agent shall be discharged from its duties and obligations hereunder. If a successor Agent shall not have been appointed within 30 days after Agent's delivery of written notice of its resignation, then Agent shall have the right to appoint a successor Agent from the group of existing Lenders, which successor Agent shall thereupon become the Agent. After any retiring Agent's resignation hereunder as Agent, the provisions of this Section 12 (including the provisions of Section 12.6 hereof) shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Agent. Notwithstanding anything to the contrary contained in this Agreement, any successor by merger or acquisition of the stock or assets of Fleet shall continue to be Agent hereunder unless such successor shall resign in accordance with the provisions hereof.

                  12.8.2. It is the purpose of this Agreement that there shall be no violation of any Applicable Law denying or restricting the right of financial institutions to transact business as agent in any jurisdiction. It is recognized that, in case of litigation under any of the Loan Documents, or in case Agent deems that by reason of present or future laws of any jurisdiction Agent might be prohibited from exercising any of the powers, rights or remedies granted to Agent or Lenders hereunder or under any of the Loan Documents or from holding title to or a Lien upon any Collateral or from taking any other action which may be necessary hereunder or under any of the Loan Documents, Agent may appoint an additional Person as a separate collateral agent or co-collateral agent which is not so prohibited from taking any of such actions or exercising any of such powers, rights or remedies. If Agent shall appoint an additional Person as a separate collateral agent or co-collateral agent as provided above, each and every remedy, power, right, claim, demand or cause of action intended by any of the Loan Documents to be exercised by or vested in or conveyed to Agent with respect thereto shall be exercisable by and vested in such separate collateral agent or co-collateral agent, but only to the extent necessary to enable such separate collateral agent or co-collateral agent to exercise such powers, rights and remedies, and every covenant and obligation necessary to the exercise thereof by such separate collateral agent or co-collateral agent shall run to and be enforceable by either of them. Should any instrument from Lenders be required by the separate collateral agent or co-collateral agent so appointed by Agent in order more fully and certainly to vest in and confirm to him or it such rights, powers, duties and obligations, any and all of such instruments shall, on request, be executed, acknowledged and delivered by Lenders whether or not a Default or Event of Default then exists. In case any separate collateral agent or co-collateral agent, or a successor to either, shall die, become incapable of acting, resign or be removed, all the estates, properties, rights, powers, duties and obligations of such separate collateral agent or co-collateral agent, so far as permitted by Applicable Law, shall vest in and be exercised by the Agent until the appointment of a new collateral agent or successor to such separate collateral agent or co-collateral agent.

          12.9.   Consents, Amendments and Waivers; Out-of-Formula Loans.
                  ------------------------------------------------------

                  12.9.1. No amendment or modification of any provision of this Agreement shall be effective without the prior written agreement of the Required Lenders and Borrowers, and no waiver of any Default or Event of Default shall be effective without the prior written consent of the Required Lenders; provided,
                                                                     --------
however, that, without the prior consent of all Lenders, no waiver of any
-------
Default or Event of Default shall be effective if the Default or Event of Default relates to Borrower's failure to observe or perform any covenant that may not be amended without the unanimous written consent of Lenders as hereinafter set forth in this Section 12.9.1. Notwithstanding the immediately preceding sentence, the written agreement of all Lenders shall be required to effectuate any amendment, modification or waiver that would (a) alter the provisions of Sections 2.6, 2.7, 2.8, 2.9, 4.6, 4.7, 5.1, 8.1.8, 12, 14.2 or 14.3, the definitions of
"Availability Reserve," "Borrowing Base" and the other defined terms used in such definition, "Pro Rata," "Required Lenders" or any provision of this Agreement obligating Agent to take certain actions at the direction of the Required Lenders, or any provision of this Agreement regarding the Pro Rata treatment or obligations of Lenders, (b) increase or otherwise modify any of the Commitments (other than to reduce proportionately each Lender's Commitment in connection with any overall reduction in the amount of the Commitments), (c) alter or amend the rate of interest payable in respect of the Loans (except as may be expressly authorized by the Loan Documents or as may be necessary, in Agent's judgement, to comply with Applicable Law), (d) waive or agree to defer collection of any fee, termination charge or other charge provided for under any of the Loan Documents (except to the extent that the Required Lenders agree after and during the continuance of any Event of Default to a waiver or deferral of any termination charge provided for in Section 5.2.3 hereof) or the unused line fee in Section 2.2.2 hereof, (e) subordinate the payment of any of the Obligations to any other Debt or the priority of any Liens granted to Agent under any of the Loan Documents to Liens granted to any other Person, except as currently provided in or contemplated by the Loan Documents in connection with any Borrower's incurrence of Permitted Purchase Money Debt, and except for Liens granted by an Obligor to financial institutions with respect to amounts on deposit with such financial institutions to cover returned items, processing and analysis charges and other charges in the ordinary course of business that relate to deposit accounts with such financial institutions, (f) alter the time or amount of repayment of any of the Loans or waive any Event of Default resulting from nonpayment of the Loans on the due date thereof (or within any applicable period of grace), (g) forgive any of the Obligations, except any portion of the Obligations held by a Lender who consents in writing to such forgiveness, or (h) release any Obligor from liability for any of the Obligations. In no event shall any amendment to the provisions of Section 3.1.3 be effective without the prior written consent of Fleet. No Lender shall be authorized to amend or modify any Note held by it unless such amendment or modification is consented to in writing by all Lenders; provided, however, that
                                                        --------  -------
the foregoing shall not be construed to prohibit an amendment or modification to any provision of this Agreement that may be effected pursuant to this Section
12.9.1 by agreement of Borrower and the Required Lenders even though such an amendment or modification results in an amendment or modification of the Notes by virtue of the incorporation by reference in each of the Notes of this Agreement. The making of any Loans hereunder by any Lender during the existence of a Default or Event of Default shall not be deemed to constitute a waiver of such Default or Event of Default. Any waiver or consent granted by Lenders hereunder shall be effective only if in writing and then only in the specific instance and for the specific purpose for which it was given.

                  12.9.2. In connection with any proposed amendment to any of the Loan Documents or waiver of any of the terms thereof or any Default or Event of Default thereunder, no Borrower shall solicit, request or negotiate for or with respect to any such proposed amendment or waiver of any of the provisions of this Agreement or any of the other Loan Documents unless each Lender shall be informed thereof by Borrowers or Agent (to the extent known by Agent) and shall be afforded an opportunity of considering the same and supplied by Borrowers with sufficient information to enable it to make an informed decision with respect thereto. No Borrower will, directly or indirectly, pay or cause to be paid any remuneration or other thing of value, whether by way of supplemental or additional interest, fee or otherwise, to any Lender (in its capacity as a Lender hereunder) as consideration for or as an inducement to the consent to or agreement by such Lender with any waiver or amendment of any of the terms and provisions of this Agreement or any of the other Loan Documents unless such remuneration or thing of value is concurrently paid, on the same terms, on a Pro Rata basis to all Lenders.

                  12.9.3. Notwithstanding anything to the contrary contained in this Agreement, Agent may (unless otherwise directed in writing by Required Lenders) require Lenders to honor requests for Revolver Loans even though an Event of Default exists and an Out-of-Formula Condition exists or would result from the funding of such Revolver Loan so long as (a) the Revolver Loans requested are to be used for the payment of payroll, payroll taxes and other items deemed necessary by Agent to sustain either Borrowers' business; (b) after giving effect to the funding of such Out-of-Formula Loans requested by Borrower, the Out-of-Formula Condition is not increased by more than $500,000 above the amount determined by Agent to exist on the date of discovery thereof; and (c) the Out-of-Formula Condition is not permitted to exist for more than 5 Business Days.

          12.10.  Due Diligence and Non-Reliance. Each Lender hereby
                  ------------------------------
acknowledges and represents that it has, independently and without reliance upon Agent or the other Lenders, and based upon such documents, information and analyses as it has deemed appropriate, made its own credit analysis of each Obligor and its own decision to enter into this Agreement, to fund the Loans to be made by it hereunder and to purchase participations in the LC Obligations pursuant to Section 1.3.2 hereof and each Lender has made such inquiries concerning the Loan Documents, the Collateral and each Obligor as such Lender feels necessary and appropriate, and has taken such care on its own behalf as would have been the case had it entered into the other Loan Documents without the intervention or participation of the other Lenders or Agent. Each Lender hereby further acknowledges and represents that the other Lenders and Agent have not made any representations or warranties to it concerning any Obligor, any of the Collateral or with respect to the legality, validity, sufficiency or enforceability of any of the Loan Documents. Each Lender also hereby acknowledges that it will, independently and without reliance upon the other Lenders or Agent, and based upon such financial statements, documents and information as it deems appropriate at the time, continue to make and rely upon its own credit decisions in making Loans and in taking or refraining to take any other action under this Agreement or any of the other Loan Documents. Except for notices, reports and other information expressly required to be furnished to Lenders by Agent hereunder, Agent shall not have any duty or responsibility to provide any Lender with any notices, reports or certificates furnished to Agent by any Obligor or any credit or other information concerning the affairs, financial condition, business or Properties of any Obligor (or any of its Affiliates) which may come into possession of Agent or any of Agent's Affiliates.

          12.11.  Representations and Warranties of Lenders. By its execution of
                  -----------------------------------------
this Agreement, each Lender hereby represents and warrants to each Borrower and the other Lenders that it has the power to enter into and perform its obligations under this Agreement and the other Loan Documents, and that it has taken all necessary and appropriate action to authorize its execution and performance of this Agreement and the other Loan Documents will be binding upon it and the obligations imposed upon it herein or therein will be enforceable against it in accordance with the respective terms of such documents.

          12.12.  The Required Lenders. As to any provisions of this Agreement
                  --------------------
or the other Loan Documents under which action may or is required to be taken upon direction or approval of the Required Lenders, the direction or approval of the Required Lenders shall be binding upon each Lender to the same extent and with the same effect as if each Lender had joined therein. Notwithstanding anything to the contrary contained in this Agreement, Borrowers shall not be deemed to be a beneficiary of, or be entitled to enforce, sue upon or assert as a defense to any of the Obligations, any provisions of this Agreement that requires Agent or any Lender to act, or conditions their authority to act, upon the direction or consent of the Required Lenders; and any action taken by Agent or any Lender that requires the consent or direction of the Required Lenders as a condition to taking such action shall, insofar as Borrowers are concerned, be presumed to have been taken with the requisite consent or direction of the Required Lenders.

          12.13.  Several Obligations. The obligations and commitments of each
                  -------------------
Lender under this Agreement and the other Loan Documents are several and neither Agent nor any Lender shall be responsible for the performance by the other Lenders of its obligations or commitments hereunder or thereunder. Notwithstanding any liability of Lenders stated to be joint and several to third Persons under any of the Loan Documents, such liability shall be shared, as among Lenders, Pro Rata according to the respective Commitments of Lenders.

          12.14.  Agent in its Individual Capacity. With respect to its
                  --------------------------------
obligation to lend under this Agreement, the Loans made by it and each Note issued to it, Agent shall have the same rights and powers hereunder and under the other Loan Documents as any other Lender or holder of a Note and may exercise the same as though it were not performing the duties specified herein; and the terms "Lenders," "Required Lenders," or any similar term shall, unless the context clearly otherwise indicates, include Agent in its capacity as a Lender. Agent and its Affiliates may each accept deposits, maintain deposits or credit balances for, invest in, lend money to, act as trustee under indentures of, serve as financial advisor to, and generally engage in any kind of business with any Borrower or any other Obligor, or any affiliate of a Borrower or any other Obligor, as if it were any other bank and without any duty to account therefor to the other Lenders.

          12.15.  No Third Party Beneficiaries. This Section 12 is not intended
                  ----------------------------
to confer any rights or benefits upon any Borrower or any other Person except Lenders and Agent, and no Person (including any or all Borrowers) other than Lenders and Agent shall have any right to enforce any of the provisions of this
Section 12 except as expressly provided in Section 12.17 hereof. As between Borrowers and Agent, any action that Agent may take or purport to take on behalf of Lenders under any of the Loan Documents shall be conclusively presumed to have been authorized and approved by Lenders as herein provided.

          12.16.  Notice of Transfer. Agent may deem and treat a Lender party to
                  ------------------
this Agreement as the owner of such Lender's portion of the Revolver Loans for all purposes, unless and until a written notice of the assignment or transfer thereof executed by such Lender has been received by Agent.

          12.17.  Replacement of Certain Lenders. If a Lender ("Affected
                  ------------------------------
Lender") shall have (i) failed to fund its Pro Rata share of any Loan requested by Borrowers which such Lender is obligated to fund under the terms of this Agreement and which such failure has not been cured, (ii) requested compensation from Borrowers under Section 2.7 to recover increased costs incurred by such Lender (or its parent or holding company) which are not being incurred generally by the other Lenders (or their respective parents or holding companies), or
(iii) delivered a notice pursuant to Section 2.6 hereof claiming that such Lender is unable to extend LIBOR Loans to Borrowers for reasons not generally applicable to the other Lenders, then, in any such case and in addition to any other rights and remedies that Agent, any other Lender or any Borrower may have against such Affected Lender, any Borrower or Agent may make written demand on such Affected Lender (with a copy to Agent in the case of a demand by a Borrower and a copy to Borrowers in the case of a demand by Agent) for the Affected Lender to assign, and such Affected Lender shall assign pursuant to one or more duly executed Assignment and Acceptances within 5 Business Days after the date of such demand, to one or more Lenders willing to accept such assignment or assignments, or to one or more Eligible Assignees designated by Agent, all of such Affected Lender's rights and obligations under this Agreement (including its Commitments and all Loans owing to it) in accordance with Section 13 hereof. Agent is hereby irrevocably authorized to execute one or more Assignment and Acceptances as attorney-in-fact for any Affected Lender which fails or refuses to execute and deliver the same within 5 Business Days after the date of such demand. The Affected Lender shall be entitled to receive, in cash and concurrently with execution and delivery of each such Assignment and Acceptance, all amounts owed to the Affected Lender hereunder or under any other Loan Document, including the aggregate outstanding principal amount of the Revolver Loans owed to such Lender, together with accrued interest thereon through the date of such assignment. Upon the replacement of any Affected Lender pursuant to this Section 12.17, such Affected Lender shall cease to have any participation in, entitlement to, or other right to share in the Liens of Agent in any Collateral and such Affected Lender shall have no further liability to Agent, any Lender or any other Person under any of the Loan Documents (except as provided in Section 12.6 hereof as to events or transactions which occur prior to the replacement of such Affected Lender), including any commitment to make loans or purchase participations in LC Obligations.

          12.18.  Remittance of Payments and Collections.
                  --------------------------------------

                  12.18.1. All payments by any Lender to Agent shall be made not later than the time set forth elsewhere in this Agreement on the Business Day such payment is due; provided, however, that if such payment is due on demand by
                     --------  -------
Agent and such demand is made on the paying Lender after 11:00 a.m. on such Business Day, then payment shall be made by 11:00 a.m. on the next Business Day. Payment by Agent to any Lender shall be made by wire transfer, promptly following Agent's receipt of funds for the account of such Lender and in the type of funds received by Agent; provided, however, that if Agent receives such
                                 --------  -------
funds at or prior to 1:00 p.m., Agent shall pay such funds to such Lender by 2:00 p.m. on such Business Day, but if Agent receives such funds after 1:00 p.m., Agent shall pay such funds to such Lender by 2:00 p.m. on the next Business Day.

                  12.18.2. With respect to the payment of any funds from Agent to a Lender or from a Lender to Agent, the party failing to make full payment when due pursuant to the terms hereof shall, on demand by the other party, pay such amount together with interest thereon at the Federal Funds Rate. In no event shall Borrowers be entitled to receive any credit for any interest paid by Agent to any Lender, or by any Lender to Agent, at the Federal Funds Rate as provided herein.

SECTION 13.       BENEFIT OF AGREEMENT; ASSIGNMENTS AND PARTICIPATIONS

          13.1.   Successors and Assigns. This Agreement shall be binding upon
                  ----------------------
and inure to the benefit of Borrowers, Agent and Lenders and their respective successors and assigns (which, in the case of Agent, shall include any successor Agent appointed pursuant to Section 12.8 hereof), except that (i) no Borrower shall have the right to assign its rights or delegate performance of any of its obligations under any of the Loan Documents and (ii) any assignment by any Lender must be made in compliance with Section 13.3 hereof. Agent may treat the payee of any Note as the owner thereof for all purposes hereof unless and until such payee complies with Section 13.3 in the case of an assignment thereof or, in the case of any other transfer, a written notice of the transfer is filed with Agent. Any assignee or transferee of a Note agrees by acceptance thereof to be bound by all the terms and provisions of the Loan Documents. Any request, authority or consent of any Person, who at the time of making such request or giving such authority or consent is the holder of a Note, shall be conclusive and binding on any subsequent holder, transferee or assignee of such Note or of any Note or Notes issued in exchange therefor.

          13.2.   Participations.
                  --------------

                  13.2.1. Permitted Participants; Effect. Any Lender, upon the
                          ----------------------
prior written consent of Borrower (unless the participation is to an Affiliate of the Lender or occurs at such time an Event of Default exists), which consent shall not be unreasonably withheld or delayed, may, in the ordinary course of its business and in accordance with Applicable Law, at any time sell to one or more banks or other financial institutions (each a "Participant") participating interest in any of the Obligations owing to such Lender, any Commitment of such Lender or any other interest of such Lender under any of the Loan Documents; provided that, such approval shall not be unreasonably withheld or delayed, and
--------
if Borrowers do not find the participant to be acceptable, Borrowers may within 120 days of such participation, terminate this Agreement and indefeasibly pay in full all of the Obligations without any requirement that they pay the termination charges pursuant to 5.2.3 hereof. In the event of any such sale by a Lender of participating interests to a Participant, such Lender's obligations under the Loan Documents shall remain unchanged, such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, such Lender shall remain the holder of any Note for all purposes under the Loan Documents, all amounts payable by Borrowers under this Agreement and any of the Notes shall be determined as if such Lender had not sold such participating interests, and Borrowers and Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under the Loan Documents. If a Lender sells a participation to a Person other than an Affiliate of such Lender, then such Lender shall give prompt written notice thereof to Borrowers and the other Lenders.

                  13.2.2. Voting Rights. Each Lender shall retain the sole right
                          -------------
to approve, without the consent of any Participant, any amendment, modification or waiver of any provision of the Loan Documents other than an amendment, modification or waiver with respect to any Loans or Commitment in which such Participant has an interest which forgives principal, interest or fees or reduces the stated interest rate or the stated rates at which fees are payable with respect to any such Loan or Commitment, postpones the Commitment Termination Date, or any date fixed for any regularly scheduled payment of interest or fees on such Loan or Commitment, or releases from liability any Borrower or any Guarantor or releases any substantial portion of any of the Collateral.

                  13.2.3. Benefit of Set-Off. Each Borrower agrees that each
                          ------------------
Participant shall be deemed to have the right of set-off provided in Section
11.4 hereof in respect of its participating interest in amounts owing under the Loan Documents to the same extent and subject to the same requirements under this Agreement (including Section 12.5) as if the amount of its participating interest were owing directly to it as a Lender under the Loan Documents, provided that each Lender shall retain the right of set-off provided in Section
11.4 hereof with respect to the amount of participating interests sold to each Participant. Lenders agree to share with each Participant, and each Participant by exercising the right of set-off provided in Section 11.4 agrees to share with each Lender, any amount received pursuant to the exercise of its right of set-off, such amounts to be shared in accordance with Section 12.5 hereof as if each Participant were a Lender.

          13.3.   Assignments.
                  -----------

                  13.3.1. Permitted Assignments. Any Lender may, in the ordinary
                          ---------------------
course of its business and in accordance with Applicable Law, at any time assign to any Eligible Assignee all or any part of its rights and obligations under the Loan Documents, so long as (i) each assignment is of a constant, and not a varying, ratable percentage of all of the transferor Lender's rights and obligations under the Loan Documents with respect to the Loans and the LC Obligations and, in the case of a partial assignment, is in a minimum principal amount of $10,000,000 and integral multiples of $10,000,000 in excess of that amount; (ii) except in the case of an assignment in whole of a Lender's rights and obligations under the Loan Documents or an assignment by one original signatory to this Agreement to another such signatory, immediately after giving effect to any assignment, the aggregate amount of the Commitments retained by the transferor Lender shall in no event be less than $20,000,000; and (iii) the parties to each such assignment shall execute and deliver to Agent, for its acceptance and recording, an Assignment and Acceptance. The consent of Agent (and, provided no Default or Event of Default exists, Borrowers, which consent shall not be unreasonably withheld or delayed) shall be required prior to an assignment becoming effective with respect to an Eligible Assignee which is not a Lender or an Affiliate of a Lender, and such assignment shall not become effective until such time as notice thereof is given to Borrowers and Agent in substantially the form of Exhibit G attached hereto. In the event any Lender
                          ---------
desires to assign to one or more Eligible Assignee for which Borrowers' approval is required, such Lender shall give Borrowers and Agent notice of this intent and Borrowers shall have 20 days to approve the assignment. If Borrowers do not find the participant or assignee to be acceptable, Borrowers may within 120 days of such assignment, terminate this Agreement and indefeasibly pay in full all of the Obligations without any requirement that they pay the termination charges pursuant to 5.3.2 hereof. If Borrowers do not approve the assignment within such 20-day period, then Required Lenders may terminate this Agreement upon 120 days written notice to Borrowers. In the event of termination by Required Lenders under this Section, no prepayment premium shall be due or payable. Nothing contained herein shall limit in any way the right of Lenders to assign (i) to any Eligible Assignee all of their rights and obligations under the Loan Documents or (ii) all or any portion of the Loans owing to it to any Federal Reserve Bank or the United States Treasury as collateral security pursuant to Regulation A of the Board of Governors and any Operating Circular issued by such Federal Reserve Bank, provided that in the case of this clause (ii) any payment in respect of such assigned Loans made by Borrowers to the assigning Lender in accordance with the terms of this Agreement shall satisfy Borrowers' obligations hereunder in respect of such assigned Loans to the extent of such payment, but no such assignment shall release the assigning Lender from its obligations hereunder. If a Lender (a "Non-continuing Lender") elects not to continue as a Lender at the end of the Original Term or any Renewal Term or as a result of Borrowers' refusal to consent to a participation or assignment by such Lender and the other Lenders wish to continue as Lenders hereunder, upon 120 days prior written notice of such election by the Non-continuing Lender given prior to the end of the Original Term or any Renewal Term or following receipt of Borrowers' non-approval, the remaining Lenders shall purchase the Non-continuing Lender's interest in the Loans and Obligations in an amount equal to the principal, accrued interest and share of fees, if any, of such Lender's interest in the Loans and Obligations at such date.

                  13.3.2. Effect; Effective Date. Upon delivery to Agent of a
                          ----------------------
notice of assignment substantially in the form attached as Exhibit G hereto,
                                                           ---------
together with any consents required by Section 13.3.1, such assignment shall become effective on the effective date specified in such notice of assignment. On and after the effective date of such assignment, such Eligible Assignee shall for all purposes be a Lender party to the Agreement and any other Loan Document executed by the Lenders and shall have all the rights and obligations of the Lender under the Loan Documents to the same extent as if it were an original party thereto, and no further consent or action by Borrowers, Lenders or Agent shall be required to release the transferor Lender with respect to the Commitment (or portion thereof) of such Lender and Obligations assigned to such Eligible Assignee. Upon the consummation of any assignment to an Eligible Assignee pursuant to this Section 13.3.2, the transferor Lender, Agent and Borrowers shall make appropriate arrangements so that replacement Notes are issued to such transferor Lender and new Notes or, as appropriate, replacement Notes, are issued to such Eligible Assignee, in each case in principal amounts reflecting their respective Commitments, as adjusted pursuant to such assignment.

                  13.3.3. Dissemination of Information. Each Borrower authorizes
                          ----------------------------
each Lender and Agent to disclose to any Participant, any Eligible Assignee or any other Person acquiring an interest in the Loan Documents by operation of law (each a "Transferee"), and any prospective Transferee, any and all information in Agent's or such Lender's possession concerning each Borrower, the Subsidiaries of each Borrower or the Collateral, subject to appropriate confidentiality undertakings on the part of such Transferee.

          13.4.   Reserved.
                  --------

          13.5.   Tax Treatment. If any interest in any Loan Document is
                  -------------
transferred to any Transferee that is organized under the laws of any jurisdiction other than the United States or any State thereof, the transferor Lender shall cause such Transferee, concurrently with the effectiveness of such transfer, to comply with the provisions of Section 4.10 hereof.

SECTION 14.       MISCELLANEOUS

          14.1.   Power of Attorney. Each Borrower hereby irrevocably
                  -----------------
designates, makes, constitutes and appoints Agent (and all Persons designated by Agent) as such Borrower's true and lawful attorney (and agent-in-fact) and Agent, or Agent's designee, may, without notice to such Borrower and in either such Borrower's or Agent's name, but at the cost and expense of Borrowers:

                  14.1.1. At such time or times as Agent or said designee, in its sole discretion, may determine, endorse such Borrower's name on any Payment Item or proceeds of the Collateral which come into the possession of Agent or under Agent's control.

                  14.1.2. At such time or times upon or after the occurrence of an Event of Default as Agent or Agent's designee in its sole discretion may determine: (i) demand payment of the Accounts from the Account Debtors, enforce payment of the Accounts by legal proceedings or otherwise, and generally exercise all of such Borrower's rights and remedies with respect to the collection of the Accounts; (ii) settle, adjust, compromise, discharge or release any of the Accounts or other Collateral or any legal proceedings brought to collect any of the Accounts or other Collateral; (iii) sell or assign any of the Accounts and other Collateral upon such terms, for such amounts and at such time or times as Agent deems advisable; (iv) take control, in any manner, of any item of payment or proceeds relating to any Collateral; (v) prepare, file and sign such Borrower's name to a proof of claim in bankruptcy or similar document against any Account Debtor or to any notice of lien, assignment or satisfaction of Lien or similar document in connection with any of the Collateral; (vi) receive, open and dispose of all mail addressed to such Borrower and to notify postal authorities to change the address for delivery thereof to such address as Agent may designate; (vii) endorse the name of such Borrower upon any of the items of payment or proceeds relating to any Collateral and deposit the same to the account of Agent on account of the Obligations; (viii) endorse the name of such Borrower upon any chattel paper, document, instrument, invoice, freight bill, bill of lading or similar document or agreement relating to any Accounts or Inventory of any Obligor and any other Collateral; (ix) use such Borrower's stationery and sign the name of such Borrower to verifications of the Accounts and notices thereof to Account Debtors; (x) use the information recorded on or contained in any data processing equipment and computer hardware and software relating to the Accounts, Inventory, Equipment and any other Collateral; (xi) make and adjust claims under policies of insurance; and (xii) do all other acts and things necessary, in Agent's determination, to fulfill such Borrower's obligations under this Agreement.

          14.2.   General Indemnity. Each Borrower hereby agrees to indemnify
                  -----------------
and defend the Agent Indemnitees and the Lender Indemnitees and to hold the Agent Indemnitees and the Lender Indemnitees harmless from and against any Claim ever suffered or incurred by any of the Agent Indemnitees or Lender Indemnitees arising out of or related to this Agreement or any of the other Loan Documents, the performance by Agent or Lenders of their duties or the exercise of any of their rights or remedies hereunder, or the result of any Borrower's failure to observe, perform or discharge any of Borrowers' duties hereunder. Each Borrower shall also indemnify and defend the Agent Indemnitees and the Lender Indemnitees against and save the Agent Indemnitees and the Lender Indemnitees harmless from all Claims of any Person arising out of, related to, or with respect to any transactions entered into pursuant to this Agreement or Agent's Lien upon the Collateral. Without limiting the generality of the foregoing, these indemnities shall extend to any Claims asserted against any of the Agent Indemnitees and the Lender Indemnitees by any Person under any Environmental Laws or similar laws by reason of any Borrower's or any other Person's failure to comply with laws applicable to solid or hazardous waste materials or other toxic substances. Additionally, if any Taxes (excluding Taxes imposed upon or measured solely by the net income of Agent and Lenders, but including, any intangibles tax, stamp tax, recording tax or franchise tax) shall be payable by Agent or any Obligor on account of the execution or delivery of this Agreement, or the execution, delivery, issuance or recording of any of the other Loan Documents, or the creation or repayment of any of the Obligations hereunder, by reason of any Applicable Law now or hereafter in effect, Borrowers will pay (or will promptly reimburse Agent and Lenders for the payment of) all such Taxes, including any interest and penalties thereon, and will indemnify and hold Agent Indemnitees and Lender Indemnitees harmless from and against liability in connection therewith. The foregoing indemnities shall not apply to protect any of the Agent Indemnitees or Lender Indemnitees for the consequences of their own gross negligence or willful misconduct.

          14.3.   Survival of All Indemnities. Notwithstanding anything to the
                  ---------------------------
contrary in this Agreement or any of the other Loan Documents, the obligation of each Borrower and each Lender with respect to each indemnity given by it in this Agreement, whether given by such Borrower to Agent Indemnitees or Lender Indemnitees or by any Lender to any Agent Indemnitees, shall survive the payment in full of the Obligations and the termination of any of the Commitments.

          14.4.   Modification of Agreement. This Agreement may not be modified,
                  -------------------------
altered or amended, except by an agreement in writing signed by Borrowers, Agent and Lenders (or, where otherwise allowed by Section 12 hereof, the Required Lenders); provided, however, that no consent, written or otherwise, of any Borrower shall be necessary or required in connection with any amendment of any of the provisions of Section 12 (other than Section 12.17) or any other provision of this Agreement that affects only the rights, duties and responsibilities of Lenders and Agent as among themselves so long as no such amendment imposes any additional obligations on Borrowers.

          14.5.   Severability. Wherever possible, each provision of this
                  ------------
Agreement shall be interpreted in such manner as to be effective and valid under Applicable Law, but if any provision of this Agreement shall be prohibited by or invalid under Applicable Law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

          14.6.   Cumulative Effect; Conflict of Terms. To the fullest extent
                  ------------------------------------
permitted by Applicable Law, the provisions of the Other Agreements and the Security Documents are hereby made cumulative with the provisions of this Agreement. Except as otherwise provided in any of the other Loan Documents by specific reference to the applicable provision of this Agreement, if any provision contained in this Agreement is in direct conflict with, or inconsistent with, any provision in any of the other Loan Documents, the provision contained in this Agreement shall govern and control.

         14.7. Execution in Counterparts. This Agreement and any amendments
               -------------------------
hereto may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts taken together shall constitute but one and the same instrument.

         14.8. Agent's or Required Lenders' Consent. Whenever Agent's, Lenders'
               ------------------------------------
or Required Lenders' consent is required to be obtained under this Agreement or any of the other Loan Documents as a condition to any action, inaction, condition or event, Agent and each Lender shall be authorized to give or withhold its consent in its sole and absolute discretion and to condition its consent upon the giving of additional collateral security for the Obligations, the payment of money or any other matter.

         14.9. Notice. All notices, requests and demands to or upon a party
               ------
hereto shall be in writing and shall be sent by certified or registered mail, return receipt requested, personal delivery against receipt or by telecopier or other facsimile transmission and shall be deemed to have been validly served, given or delivered when delivered against receipt or 3 Business Days after deposit in the U.S. mail, certified mail postage prepaid, or, in the case of facsimile transmission, when received (if on a Business Day and, if not received on a Business Day, then on the next Business Day after receipt) at the office where the noticed party's telecopier is located, in each case addressed to the noticed party at the address shown for such party on the signature page hereof or, in the case of a Person who becomes a Lender after the date hereof, at the address shown on the Assignment and Acceptance by which such Person became a Lender. Any written notice or demand that is not sent in conformity with the provisions hereof shall nevertheless be effective on the date that such notice is actually received by the noticed party.

         14.10. Credit Inquiries. Each Borrower hereby authorizes and permits
                ----------------
Agent and Lenders (but Agent and Lenders shall have no obligation) to respond to usual and customary credit inquiries from third parties concerning such Borrower or any of its Subsidiaries.

         14.11. Time of Essence. Time is of the essence of this Agreement, the
                ---------------
Agreements and the Security Documents.

         14.12. Entire Agreement; Appendix A, Exhibits and Schedules. This
                ----------------------------------------------------
Agreement and the other Loan Documents, together with all other instruments, agreements and certificates executed by the parties in connection therewith or with reference thereto, embody the entire understanding and agreement between the parties hereto and thereto with respect to the subject matter hereof and thereof and supersede all prior agreements, understandings and inducements, whether express or implied, oral or written. Appendix A, each of the Exhibits and each of the Schedules attached hereto are incorporated into this Agreement and by this reference made a part hereof.

         14.13. Interpretation. No provision of this Agreement or any of the
                --------------
other Loan Documents shall be construed against or interpreted to the disadvantage of any party hereto by any court or other governmental or judicial authority by reason of such party having or being deemed to have structured or dictated such provision.

         14.14. Obligations of Lenders Several. The obligations of each Lender
                ------------------------------
hereunder are several, and no Lender shall be responsible for the obligations or Commitment of any other Lender. Nothing contained in this Agreement and no action taken by Lenders pursuant hereto shall be deemed to constitute the Lenders to be a partnership, association, joint venture or any other kind of entity. The amounts payable at any time hereunder to each Lender shall be a separate and independent debt, and each Lender shall be entitled, to the extent not otherwise restricted hereunder, to protect and enforce its rights arising out of this Agreement and any of the other Loan Documents and it shall not be necessary for Agent or any other Lender to be joined as an additional party in any proceeding for such purpose.

         14.15. Governing Law; Consent To Forum. This Agreement has been
                -------------------------------
negotiated, executed and delivered at and shall be deemed to have been made in Glastonbury, Connecticut. This Agreement shall be governed by and construed in accordance with the laws of the State of Connecticut; provided, however, that if
                                                      --------  -------
any of the Collateral shall be located in any jurisdiction other than Connecticut, the laws of such jurisdiction shall govern the method, manner and procedure for foreclosure of Agent's Lien upon such Collateral and the enforcement of Agent's other remedies in respect of such Collateral to the extent that the laws of such jurisdiction are different from or inconsistent with the laws of the State of Connecticut. As part of the consideration for new value received, and regardless of any present or future domicile or principal place of business of any Borrower, any Lender or Agent, each Borrower hereby consents and agrees that the State of Connecticut Superior Court Juridicial District of Hartford/New Britain at Hartford, or, at Agent's option, the United States District Court for the District of Connecticut, Hartford Division, shall have jurisdiction to hear and determine any claims or disputes among Borrowers, Agent and Lenders pertaining to this Agreement or to any matter arising out of or related to this Agreement. Each Borrower expressly submits and consents in advance to such jurisdiction in any action or suit commenced in any such Court, and each Borrower hereby waives any objection which such Borrower may have based upon lack of personal jurisdiction, improper venue or forum non conveniens and
                                                      ----- --- ----------
hereby consents to the granting of such legal or equitable relief as is deemed appropriate by such Court. Each Borrower hereby waives personal service of the summons, complaint and other process issued in any such action or suit and agrees that service of such summons, complaint and other process may be made by certified mail addressed to such Borrower at the address set forth in this Agreement and that service so made shall be deemed completed upon the earlier of such Borrower's actual receipt thereof or 3 days after deposit in the U.S. mails, proper postage prepaid. Nothing in this Agreement shall be deemed or operate to affect the right of Agent to serve legal process in any other manner permitted by law, or to preclude the enforcement by Agent of any judgment or order obtained in such forum or the taking of any action under this Agreement to enforce same in any other appropriate forum or jurisdiction.

         14.16. Waivers by Borrowers. Each Borrower waives (i) the right to
                --------------------
trial by jury (which Agent and each Lender hereby also waives) in any action, suit, proceeding or counterclaim of any kind arising out of or related to any of the Loan Documents, the Obligations or the Collateral; (ii) presentment, demand and protest and notice of presentment, protest, default, non payment, maturity, release, compromise, settlement, extension or renewal of any or all commercial paper, accounts, contract rights, documents, instruments, chattel paper and guaranties at any time held by Agent on which such Borrower may in any way be liable and hereby ratifies and confirms whatever

Agent may do in this regard; (iii) notice prior to taking possession or control of the Collateral or any bond or security which might be required by any court prior to allowing Agent to exercise any of Agent's remedies; (iv) the benefit of all valuation, appraisement and exemption laws; and (v) notice of acceptance hereof. Each Borrower acknowledges that the foregoing waivers are a material inducement to Agent's and Lender's entering into this Agreement and that Agent and Lenders are relying upon the foregoing waivers in its future dealings with Borrowers. Each Borrower warrants and represents that it has reviewed the foregoing waivers with its legal counsel and has knowingly and voluntarily waived its jury trial rights following consultation with legal counsel. In the event of litigation, this Agreement may be filed as a written consent to a trial by the Court. Each Borrower hereby waives such rights as it may have to notice and/or hearing under any applicable federal or state laws including, without limitation, Connecticut General Statutes Sections 52-278a, et seq., as amended, pertaining to the exercise by Agent and Lenders of such rights as the Agent and Lenders may have including, but not limited to, the right to seek prejudgement remedies and/or deprive Borrowers or any Guarantor of or affect the use of or possession or enjoyment of any Borrower's or any Guarantor's property prior to the rendition of a final judgment against any Borrower or any Guarantor. Each Borrower further waives any right it may have to require Agent and Lenders to provide a bond or other security as a precondition to or in connection with any prejudgment remedy sought by Agent and Lenders, and waive any objection to the issuance of such prejudgment remedy based on any offsets, claims, defenses or counterclaims to any action brought by Agent and Lenders. Each Borrower hereby represents covenants and agrees that the proceeds of the Loans evidenced by this Agreement shall be used for general commercial purposes and that such Loans constitute a "commercial transaction" as defined by the statutes of the State of Connecticut.

         14.17. Not an "Alabama" Transaction Borrowers, Agent, and Lenders
                ----------------------------
expressly acknowledge and agree that (i) Borrowers' obligations hereunder were not issued in the State of Alabama, and none of the Loan Documents were entered into or delivered in the State of Alabama, and (ii) the transactions contemplated by this Agreement and the related documents are intended to be transactions in interstate commerce within the meaning of the Constitution of the United States of America. If, notwithstanding the foregoing, any court of competent jurisdiction should reach a contrary conclusion, each Borrower hereby expressly waives, disclaims, and agrees not to assert or otherwise seek to invoke any right, remedy, or option under or as a result of any applicable law of the State of Alabama relating to the transacting of business in Alabama. Each Borrower further acknowledges and agrees that it cannot require the Agent or any Lender to perform any of its obligations hereunder in the State of Alabama, other than the obligation to terminate or release Liens in the Collateral upon the indefeasible payment in full of the Obligations.

                    [This space is intentionally left blank]

         IN WITNESS WHEREOF, this Agreement has been duly executed on the day and year specified at the beginning of this Agreement.



                                     BORROWERS:
                                     ---------

                                     GULF STATES STEEL, INC. OF ALABAMA


                                     By:   /s/ Jeffrey S. Stein
                                        ---------------------------------------
                                           Jeffrey S. Stein, Vice-President and
                                           Assistant Secretary

                                     Address:
                                     174 South 26th Street
                                     Gadsden, Alabama  35904
                                     Attention:  President
                                     Telecopier No.:  (205) 543-6218
                                     --------------



                                     ALABAMA STRUCTURAL BEAM CORP.


                                     By:   /s/ Jeffrey S. Stein
                                        ---------------------------------------
                                           Jeffrey S. Stein, Vice-President and
                                           Assistant Secretary

                                     Address:
                                     174 South 26th Street
                                     Gadsden, Alabama  35904
                                     Attention:  President
                                     Telecopier No.:  (205) 543-6218
                                     ---------------





                    (Signatures continued on following page)

                                            LENDERS:
                                            -------

                                            FLEET CAPITAL CORPORATION


Revolver Commitment: $35,000,000            By: /s/ Timothy J. Broderick
Equipment Loan Commitment: $5,000,000          ---------------------------------
Total Commitment:  $40,000,000              Title: Senior Vice President
                                                  ------------------------------

                                            LIBOR Lending Office:
                                            200 Glastonbury Boulevard
                                            Glastonbury, Connecticut 06033
                                            Attention:  Office Head
                                            Telecopier No.:  (860) 657-7759
                                            --------------


                                            CONGRESS FINANCIAL CORPORATION



Revolver Commitment: $35,000,000            By: /s/ Edward I. Shifman
Equipment Loan Commitment: $5,000,000          ---------------------------------
Total Commitment:  $40,000,000              Title: Senior Vice President
                                                  ------------------------------
                                            LIBOR Lending Office:
                                            One Post Office Square
                                            Boston, Massachusetts  02109
                                            Attention:  Mr. Marc Swartz
                                            Telecopier No.:  (617) 338-1497
                                            --------------


                                            AGENT:
                                            -----

                                            FLEET CAPITAL CORPORATION,
                                            as Agent


                                            By: /s/ Timothy J. Broderick
                                               ---------------------------------
                                            Title: Senior Vice President
                                                  ------------------------------
                                            Address:
                                            200 Glastonbury Boulevard
                                            Glastonbury, Connecticut  06033
                                            Attention:  Office Head
                                            Telecopier No.:  (860) 657-7759
                                            --------------

                                   APPENDIX A


                               GENERAL DEFINITIONS




         When used in the Loan and Security Agreement dated November 13, 1997 (as at any time amended, the "Loan Agreement"), by and among GULF STATES STEEL, INC. OF ALABAMA ("GSS"), an Alabama corporation with its chief executive office and principal place of business at 174 South 26th Street, Gadsden, Alabama 35904; ALABAMA STRUCTURAL BEAM CORP. ("ASB"), an Alabama corporation with its chief executive office and principal place of business at 174 South 26th Street, Gadsden, Alabama 35904; (GSS and ASB being referred to collectively as "Borrowers," and individually as a "Borrower"); the various financial institutions listed on the signature pages thereto and their respective successors and assigns which become "Lenders" as provided therein (such financial institutions and their respective successors and assigns referred to collectively herein as "Lenders," and individually as a "Lender"), and FLEET CAPITAL CORPORATION, in its capacity as Agent for itself and the Lenders (in such capacity, "Agent"), the following terms shall have the following meanings (terms defined in the singular to have the same meaning when used in the plural and vice versa):

                   Account - shall have the meaning given to "account" in the
                   -------
                   UCC.

                   Account Debtor - any Person who is or may become obligated
                   --------------
                   under or on account of an Account.

                   Accounts Formula Amount - on any date of determination
                   -----------------------
                   thereof, a amount equal to 85% of the net amount of Eligible Accounts on such date. As used herein, the phrase "net amount of Eligible Accounts" shall mean the face amount of such Accounts on any date less any and all returns, rebates, discounts (which may, at Agent's option, be calculated on shortest terms), credits, allowances or Taxes (including sales, excise or other taxes) at any time issued, owing, claimed by Account Debtors, granted, outstanding or payable in connection with, or any interest accrued on the amount of, such Accounts at such date.

                   Adjusted LIBOR Rate - with respect to each Interest Period
                   -------------------
                   for a LIBOR Loan, an interest rate per annum (rounded upwards, to the next 1/16th of 1%) equal to the quotient of
                   (a) the LIBOR Rate in effect for such Interest Period divided by (b) a percentage (expressed as a decimal) equal to 100% minus Statutory Reserves.

                   Affiliate - a Person (other than a Subsidiary): (i) which
                   ---------
                   directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, a Person; (ii) which beneficially owns or holds 10% or more of any class of the Voting Stock of a Person; or (iii) 10% or more of the Voting Stock (or in the case of a Person which is not a corporation, 10% or more of the equity securities) of which is beneficially owned or held by a Person or a Subsidiary of a Person.

                   Agent Indemnitees - Agent in its capacity as agent hereunder
                   -----------------
                   and all of Agent's officers, directors and agents.

                   Agreement - the Loan and Security Agreement referred to in
                   ---------
                   the first sentence of this Appendix A, all Exhibits and Schedules thereto and this Appendix A.

                   Applicable Law - all laws, rules and regulations applicable
                   --------------
                   to the Person, conduct, transaction, covenant or Loan Documents in question, including all applicable common law and equitable principles; all provisions of all applicable state and federal constitutions, statutes, rules, regulations and orders of governmental bodies; and orders, judgments and decrees of all courts and arbitrators.

                   Assignment and Acceptance - an assignment and acceptance
                   -------------------------
                   entered into by a Lender and an Eligible Assignee and accepted by Agent, in the form of Exhibit F.
                                                     ---------

                   Availability - the amount that Borrowers are entitled to
                   ------------
                   borrow from time to time as Revolver Loans, such amount being the difference derived when the sum of the principal amount of Revolver Loans then outstanding (including any amounts that Agent or Lenders may have paid for the account of Borrowers pursuant to any of the Loan Documents and that have not been reimbursed by Borrowers and any outstanding Settlement Loans) is subtracted from the Borrowing Base. If the amount outstanding is equal to or greater than the Borrowing Base, Availability is 0.

                   Availability Reserve - on any date of determination thereof,
                   --------------------
                   an amount equal to the sum of (i) a reserve for general inventory shrinkage, whether as a result of theft or otherwise, that is determined by Agent from time to time in its reasonable credit judgment based upon Borrowers' historical losses due to such shrinkage; (ii) all amounts of past due rent or other charges owing at such time by any Obligor to any landlord of any premises where any of the Collateral is located; (iii) the LC Reserve; (iv) any amounts which any Obligor is obligated to pay pursuant to the provisions of any of the Loan Documents that Agent or any Lender elects to pay for the account of such Obligor in accordance with authority contained in any of the Loan Documents; (v) a reserve in the amount of approximately $170,000 until such time that the default referenced in
                   Section 8.1.20 is cured by Borrowers; (vi) a reserve in the amount of monthly charges due from time to time to the Alabama State Docks Department; and (vii) for so long as any Event of Default exists, such additional reserves as Agent in its sole and absolute discretion may elect to impose from time to time, without waiving any such Event of Default or Agent's entitlement to accelerate the maturity of the Obligations as a consequence thereof.

                   Average Revolver Loan Balance - for any period, the amount
                   -----------------------------
                   obtained by adding the aggregate of the unpaid balance of Revolver Loans and LC Obligations outstanding at the end of each day for the period in question and by dividing such sum by the number of days in such period.

                   Bank - Fleet National Bank and its successors and assigns.
                   ----

                   Bankruptcy Code - title 11 of the United States Code.
                   ---------------

                   Base Rate - the rate of interest announced or quoted by Bank
                   --------
                   from time to time as its prime rate, which rate might not be the lowest rate charged by Bank; and, if such prime rate for commercial loans is discontinued by Bank as a standard, a comparable reference rate designated by Bank as a substitute therefor shall be the Base Rate.

                   Base Rate Loan - a Loan, or portion thereof, during any
                   --------------
                   period in which it bears interest at a rate based upon the Base Rate.

                   Board of Governors - the Board of Governors of the Federal
                   ------------------
                   Reserve Board.

                   Borrowing - a borrowing consisting of Loans made on the same
                   ---------
                   day by Lenders (or by Fleet in the case of a Borrowing funded by Settlement Loans).

                   Borrowing Base - on any date of determination thereof, an
                   --------------
                   amount equal to the lesser of: (a) the aggregate amount of the Revolver Commitments minus the LC Obligations outstanding on such date, or (b) an amount equal to (i) the sum of the Accounts Formula Amount plus the Inventory Formula Amount on
                                           ----
                   such date minus (ii) the Availability Reserve on such date.

                   Business Day - any day excluding Saturday, Sunday and any day
                   ------------
                   which is a legal holiday under the laws of the State of Connecticut or is a day on which banking institutions located in such state are closed; provided, however, that when used
                                             --------  -------
                   with reference to a LIBOR Loan (including the making, continuing, prepaying or repaying of any LIBOR Loan), the term "Business Day" shall also exclude any day on which banks are not open for dealings in Dollar deposits on the London interbank market.

                   Business Interruption Insurance Assignment - the Collateral
                   ------------------------------------------
                   Assignment of Business Interruption Insurance to be executed by Borrowers on the Closing Date in favor of Lender, in form and substance satisfactory to Agent, as security for the payment of the Obligations.

                   Capital Expenditures - expenditures made or liabilities
                   --------------------
                   incurred for the acquisition of any fixed assets or improvements, replacements, substitutions or additions thereto which have a useful life of more than one year, including the total principal portion of Capitalized Lease Obligations.

                   Capitalized Lease Obligation - any Debt represented by
                   ----------------------------
                   obligations under a lease that is required to be capitalized for financial reporting purposes in accordance with GAAP.

                   Cash Collateral - cash or Cash Equivalents, and any interest
                   ---------------
                   earned thereon, that is deposited with Agent in accordance with the Agreement for the Pro Rata benefit of Lenders as security for the Obligations to the extent provided in the Agreement.

                   Cash Collateral Account - a demand deposit, money market or
                   -----------------------
                   other account established by Agent at such financial institution as Agent may select in its discretion, which account shall be in Agent's name and subject to Agent's Liens for the Pro Rata benefit of Lenders.

                   Cash Equivalents - (i) marketable direct obligations issued
                   ----------------
                   or unconditionally guaranteed by the United States government and backed by the full faith and credit of the United States government having maturities of not more than 12 months from the date of acquisition; (ii) domestic certificates of deposit and time deposits having maturities of not more than 12 months from the date of acquisition, bankers' acceptances having maturities of not more than 12 months from the date of acquisition and overnight bank deposits, in each case issued by any commercial bank organized under the laws of the United States, any state thereof or the District of Columbia, which at the time of acquisition are rated A-1 (or better) by Standard & Poor's Corporation or P-1 (or better) by Moody's Investors Services, Inc., and (unless issued by a Lender) not subject to offset rights in favor of such bank arising from any banking relationship with such bank; (iii) repurchase obligations with a term of not more than 30 days for underlying securities of the types described in clauses (i) and (ii) entered into with any financial institution meeting the qualifications specified in clause (ii) above; and (iv) commercial paper having at the time of investment therein or a contractual commitment to invest therein a rating of A-1 (or better) by Standard & Poor's Corporation or P-1 (or better) by Moody's Investors Services, Inc., and having a maturity within 9 months after the date of acquisition thereof.

                   CERCLA - the Comprehensive Environmental Response
                   ------
                   Compensation and Liability Act, 42 U.S.C. 9601 et seq. and its implementing regulations.

                   Chattel Paper - shall have the meaning ascribed to the term
                   -------------
                   "chattel paper" in the UCC.

                   Claims - any and all claims, demands, liabilities,
                   ------
                   obligations, losses, damages, penalties, actions, judgments, suits, awards, remedial response, costs, expenses or disbursements of any kind or nature whatsoever (including reasonable attorneys', accountants' or consultants' fees and expenses), whether arising under or in connection with the Loan Documents, under any Applicable Law (including any Environmental Law) or otherwise, that may now or hereafter be suffered or incurred by a Person.

                   Closing Date - the date on which all of the conditions
                   ------------
                   precedent in Section 10 of the Agreement are satisfied and the initial Loans are made under the Agreement.

                   Collateral - all of the Property and interests in Property
                   ----------
                   described in Section 6 of the Agreement, and all other Property and interests in Property that now or hereafter secure the payment and performance of any of the Obligations.

                   Commitment - at any date for any Lender, the aggregate amount
                   ----------
                   of such Lender's Revolver Commitment and Equipment Loan Commitment and "Commitments" means the aggregate amount of all Revolver Commitments and Equipment Loan Commitments.

                   Commitment Termination Date - the date that is the soonest to
                   ---------------------------
                   occur of (i) the last day of the Original Term, (ii) the date on which an order for relief under any chapter of the Bankruptcy Code is entered (or deemed entered) upon any petition for such relief that is filed by or against any Borrower or any Obligor, (iii) the date on which Agent elects to terminate the Commitments pursuant to Section 5.2.1 of the Agreement as a consequence of the occurrence of any Event of Default, or (iv) the date on which Borrowers elect to terminate the Commitments pursuant to Section 5.2.2 of the Agreement.

                   Compliance Certificate - a Compliance Certificate to be
                   ----------------------
                   provided by Borrowers to Agent in accordance with, and in the form annexed as Exhibit E to the Agreement.
                                   ---------

                   Congress - Congress Financial Corporation, a California
                   --------
                   corporation.

                   Consolidated - the consolidation in accordance with GAAP of
                   ------------
                   the accounts or other items as to which such term applies.

                   Consolidated Adjusted Tangible Assets - all assets of
                   -------------------------------------
                   Borrowers except: (i) any surplus resulting from any write-up of assets subsequent to September 30, 1997; (ii) deferred assets, other than prepaid insurance and prepaid taxes; (iii) patents, copyrights, trademarks, trade names, non-compete agreements, franchises and other similar intangibles; (iv) good will, including any amounts, however designated on a Consolidated balance sheet of Borrowers and their respective Subsidiaries, representing the excess of the purchase price paid for assets or stock over the value assigned thereto on the books of Borrowers; (v) Restricted Investments; (vi) unamortized debt discount and expense; (vii) assets located and notes and receivables due from obligors outside of the United States of America except for Accounts that are Eligible Accounts; and (viii) Accounts, notes and other receivables due from Affiliates or employees.

                   Consolidated Adjusted Tangible Net Worth - at any date means,
                   ----------------------------------------
                   on a Consolidated basis, a sum equal to:

                             (i) the net book value (after deducting related
depreciation, obsolescence, amortization, valuation, and other proper reserves) at which the Consolidated Adjusted Tangible Assets of Borrowers would be shown on a Consolidated balance sheet at such date in accordance with GAAP, minus
                                                                      -----

                             (ii) the amount at which such Borrowers'
Consolidated liabilities (other than capital stock and surplus) would be shown on such Consolidated balance sheet in accordance with GAAP, and including as liabilities all reserves for contingencies and other potential liabilities required to be accrued in accordance with GAAP.

                   Current Assets - at any date, the amount at which all of the
                   --------------
                   current assets of a Person would be properly classified as current assets shown on a balance sheet at such date in accordance with GAAP except that amounts due from Affiliates and investments in Affiliates shall be excluded therefrom.

                   Debt - as applied to a Person means, without duplication: (i)
                   ----
                   all items which in accordance with GAAP would be included in determining total liabilities as shown on the liability side of a balance sheet of such Person as of the date as of which Debt is to be determined, including Capitalized Lease Obligations; (ii) all obligations of other Persons which such Person has guaranteed; (iii) all reimbursement obligations in connection with letters of credit or letter of credit guaranties issued for the account of such Person; and (iv) in the case of Borrowers (without duplication), the Obligations.

                   Default - an event or condition the occurrence of which
                   -------
                   would, with the lapse of time or the giving of notice, or both, become an Event of Default.

                  Default Rate - a fluctuating rate per annum which, on any
                  ------------
                  date, is equal to the Base Rate in effect for such date plus
                  2%.

                  Deposit Account - a demand, time, savings, passbook, money
                  ---------------
                  market or other depository account, or a certificate of deposit, maintained by a Borrower with any bank, savings and loan association, credit union or other depository institution.

                  Distribution - in respect of any entity, (i) any payment of
                  ------------
                  any dividends or other distributions on Equity Interests of the entity (except distributions in such Equity Interests) and
                  (ii) any purchase, redemption or other acquisition or retirement for value of any Equity Interests of the entity or any Affiliate of the entity unless made contemporaneously from the net proceeds of the sale of Equity Interests.

                  Document - shall have the meaning ascribed to the term
                  --------
                  "document" in the UCC.

                  Dollars and the sign $ - lawful money of the United States of
                  ----------------------
                  America.

                  Dominion Account - a special account of Agent established by
                  ----------------
                  Borrowers at a bank selected by Borrowers, but acceptable to Agent and Lenders in their discretion, and over which Agent shall have sole and exclusive access and control for withdrawal purposes.

                  Eligible Account - an Account arising in the ordinary course
                  ----------------
                  of a Borrower's business from the sale of goods or rendition of services which is payable in Dollars and which Agent, in its sole credit judgment, deems to be an Eligible Account. Without limiting the generality of the foregoing, no Account shall be an Eligible Account if: (i) it arises out of a sale made by a Borrower to a Subsidiary or an Affiliate of any Borrower or to a Person controlled by an Affiliate of any Borrower; (ii) it is unpaid for more than 60 days after the original due date shown on the invoice; (iii) it is due or unpaid more than 90 days after the original invoice date; (iv) 25% or more of the Accounts from the Account Debtor are not deemed Eligible Accounts hereunder; (v) the total unpaid Accounts of the Account Debtor exceed 15% of the net amount of all Eligible Accounts or exceeds a credit limit established by Agent for such Account Debtor, in each case to the extent of such excess; (vi) any covenant, representation or warranty contained in the Agreement with respect to such Account has been breached; (vii) the Account Debtor is also a Borrower's creditor or supplier, or the Account Debtor has disputed liability with respect to such Account, or the Account Debtor has made any claim with respect to any other Account due from such Account Debtor to a Borrower, or the Account otherwise is or may become subject to any right of setoff, counterclaim, reserve or chargeback, provided that, the Accounts of such Account Debtor shall be ineligible only to the extent of such offset, counterclaim, disputed amount, reserve or chargeback;
                  (viii) an Insolvency Proceeding has been commenced by or against the Account Debtor or the Account Debtor has failed, suspended business or ceased to be Solvent; (ix) it arises from a sale to an Account Debtor with its principal office, assets or place of business outside the United States, unless the sale is backed by an irrevocable letter of credit that is issued or confirmed by a bank acceptable to Agent that is in form and substance acceptable to Agent and payable in the full amount of the Account in freely convertible Dollars at a place of payment within the United States, and, if requested by Agent, such letter of credit, or amounts payable thereunder, is assigned to Lender; (x) it arises from a sale to the Account Debtor on a bill-and-hold, guaranteed sale, sale-or-return, sale-on-approval, consignment or any other repurchase or return basis; (xi) the Account Debtor is the United States of America or any department, agency or instrumentality thereof, unless such Borrower assigns its right to payment of such Account to Lender, in a manner satisfactory to Agent, so as to comply with the Assignment of Claims Act of 1940 (31 U.S.C. 3727 and 41 U.S.C. 15), or is a state, county or municipality, or a political subdivision or agency thereof and Applicable Law disallows or restricts an assignment of Accounts on which it is the Account Debtor;
                  (xii) the Account Debtor is located in New Jersey, Minnesota or any other state imposing similar conditions on the right of a creditor to collect accounts receivable unless such Borrower has either qualified to transact business in such state as a foreign entity or filed a Notice of Business Activities Report or other required report with the appropriate officials in those states for the then current year; (xiii) the Account Debtor is located in a state in which such Borrower is deemed to be doing business under the laws of such state and which denies creditors access to its courts in the absence of qualification to transact business in such state or of the filing of any reports with such state, unless such Borrower has qualified as a foreign entity authorized to transact business in such state or has filed all required reports;
                  (xiv) the Account is subject to a Lien other than a Permitted Lien; (xv) the goods giving rise to such Account have not been delivered to and accepted by the Account Debtor or the services giving rise to such Account have not been performed by such Borrower and accepted by the Account Debtor or the Account otherwise does not represent a final sale; (xvi) the Account is evidenced by chattel paper or an instrument of any kind, or has been reduced to judgment; (xvii) such Borrower has made any agreement with the Account Debtor for any deduction therefrom, except for discounts or allowances which are made in the ordinary course of business for prompt payment and which discounts or allowances are reflected in the calculation of the face value of each invoice related to such Account; or (xviii) such Borrower has made an agreement with the Account Debtor to extend the time of payment thereof.

                  Eligible Assignee - a Lender or a U.S. based Affiliate of a
                  -----------------
                  Lender; a commercial bank organized under the laws of the United States or any state and having total assets in excess of $5,000,000,000 or an asset based lending affiliate of any such bank; or a finance company, insurance company, or any other financial institution that is acceptable to Agent and Lenders and that in the ordinary course of business extends credit of the type evidenced by the Notes and has total assets in excess of $500,000,000.


                  Eligible Equipment - such new manufacturing Equipment of a
                  ------------------
                  Borrower which all Lenders, in their sole credit judgment deems to be Eligible Equipment. Without limiting the generality of the foregoing, no Equipment shall be Eligible Equipment unless it: (i) has been purchased by a Borrower from the manufacturer thereof; (ii) has been delivered to and accepted by a Borrower and installed at premises owned or leased by a Borrower; (iii) is subject to Agent's duly perfected security interest and no other Lien that is not a Permitted Lien unless the holder of any such Lien agrees in writing with Agent, prior to Lenders' funding of the Equipment Loan for such Eligible Equipment, to disclaim any interest in such Eligible Equipment; (iv) does not and, after delivery to and installation at a Borrower's premises, will not constitute a fixture under Applicable Law unless each landlord and mortgagee in respect of such premises has executed in favor of Agent a landlord or mortgagee waiver in form and content satisfactory to Agent;
                  (v) does not and, after delivery to and installation at a Borrower's premises, will not constitute an accession to other Equipment that is subject to any Lien (whether or not a Permitted Lien) in favor of any Person other than Agent unless the holder of any such Lien agrees in writing to disclaim any interest in the Eligible Equipment; and (vi) does not and, after delivery to and installation at a Borrower's premises, will not constitute a replacement for or substitution of any Equipment that is subject to any Lien (whether or not a Permitted Lien) in favor of any Person other than Agent unless the holder of any such Lien agrees in writing to disclaim any interest in the Eligible Equipment.

                  Eligible Inventory - such Inventory of a Borrower (other than
                  ------------------
                  packaging materials, labels and supplies) which Agent, in its sole credit judgment, deems to be Eligible Inventory. Without limiting the generality of the foregoing, no Inventory shall be Eligible Inventory unless: (i) it is raw materials, finished goods or work-in-process that is, in Agent's opinion, readily marketable in its current form; (ii) it is in good, new and saleable condition; (iii) it is not slow-moving, obsolete or unmerchantable; (iv) it meets all standards imposed by any governmental agency or authority; (v) it conforms in all respects to the warranties and representations set forth in the Agreement; (vi) it is at all times subject to Agent's duly perfected, first priority security interest and no other Lien except a Permitted Lien; and (vii) it is in a Borrower's possession and control, situated at a location in compliance with the Agreement and is not in transit or outside the continental United States.

                  Environmental Certificate - the Certificate Regarding
                  -------------------------
                  Environmental Matters to be executed by a Senior Officer and containing representations and warranties concerning each Borrower's and its Subsidiaries' compliance with Environmental Laws.

                  Environmental Laws - all federal, state and local laws, rules,
                  ------------------
                  regulations, ordinances, programs, permits, guidance documents promulgated by regulatory agencies, orders and consent decrees relating to human health and safety or the protection or pollution of the environment, including CERCLA.

                  Environmental Release - a release as defined in CERCLA or
                  ---------------------
                  under any applicable Environmental Law.

                  Equipment - all machinery, apparatus, equipment, fittings,
                  ---------
                  furniture, fixtures, motor vehicles and other tangible personal Property (other than Inventory) of every kind and description used in a Borrower's operations or owned by a Borrower or in which a Borrower has an interest, whether now owned or hereafter acquired by a Borrower and wherever located, and all parts, accessories and special tools and all increases and accessions thereto and substitutions and replacements therefor.

                  Equipment Loan - the Loans that may be made by Lenders to GSS
                  --------------
                  pursuant to Section 1.2 hereof.


                  Equipment Loan Commitment - at any date for any Lender the
                  -------------------------
                  principal amount set forth opposite such Lender's name under the heading "Equipment Loan Commitment" on the signature pages hereof or the signature page of the Assignment and Acceptance by which it became a Lender, as modified from time to time pursuant to the terms of the Agreement or to give effect to any applicable Assignment and Acceptance; and "Equipment Loan Commitments" means the aggregate principal
                       --------------------------
                  amount of the Equipment Loan Commitments of all Lenders, the maximum amount of which shall be $10,000,000.

                  Equipment Loan Conditions - with respect to each Equipment
                  -------------------------
                  Loan requested by GSS pursuant to Section 1.2 hereof, the following conditions: (i) such request for an Equipment Loan is in an amount equal to or greater than $1,000,000 in the aggregate as to all Lenders; (ii) GSS has given to Agent a Notice of Borrowing for such Equipment Loan at least fifteen
                  (15) days prior to the date on which GSS desires for such Equipment Loan to be funded, in which Notice GSS has described in detail the Eligible Equipment, the amount of the purchase price, the identity, address and phone number of the seller, and the expected delivery date; and (iii) GSS has executed in favor of and delivered to Agent a UCC-1 financing statement or statements satisfactory to Agent and sufficient to perfect Agent's security interest in the Equipment purchased with the proceeds of such Equipment Loan as a first priority Lien thereon; (iv) GSS shall pay a fee of $50,000 to Agent, in immediately available funds, at the time of the making of the first Equipment Loan by Lenders, $12,500 of which shall be payable to Congress and $37,500 of which shall be payable to Fleet; and (v) GSS shall have executed and delivered to Agent and Lenders an Equipment Security Agreement in form and substance satisfactory to Agent and Lenders.

                  Equipment Note - an Equipment Note to be executed by GSS in
                  --------------
                  favor of each Lender as provided in Section 1.2 hereof, which shall be in the form of Exhibit B attached hereto, shall be in
                                          ---------
                  the face amount of such Lender's Equipment Loan Commitment and shall evidence all Equipment Loans made by such Lender to GSS pursuant to the Agreement.

                  Equipment Purchase Price - the invoice price of Eligible
                  ------------------------
                  Equipment purchased by GSS after the Closing Date for which Lenders, upon GSS's request, may provide Equipment Loans in accordance with the terms hereof.

                  Equity Interest - the interest of a shareholder in a
                  ---------------
                  corporation, a partner (whether general or limited) in a partnership (whether general, limited or limited liability), a member in a limited liability company, or any other Person having any other form of equity security.

                  ERISA - the Employee Retirement Income Security Act of 1974
                  -----
                  as amended, and all rules and regulations from time to time promulgated thereunder.

                  Event of Default - as defined in Section 11 of the Agreement.
                  ----------------

                  Extraordinary Expenses - all costs, expenses, fees, and
                  ----------------------
                  advances which Agent may suffer or incur, whether prior to or after the occurrence of an Event of Default, on account of or in connection with (i) the repossession, storage, repair, appraisal, insuring, completion of the manufacture of, preparing for sale, advertising for sale, selling, collecting or otherwise preserving or realizing upon any Collateral; (ii) the defense of Agent's Lien upon any Collateral or the priority thereof or any adverse claim with respect to the Loans, the Loan Documents or the Collateral asserted by any Obligor, any receiver or trustee for any Obligor or any creditor or representative of creditors of any Obligor; (iii) the settlement or satisfaction of any Liens upon any Collateral (whether or not such Liens are Permitted Liens);
                  (iv) the collection of any of the Obligations; (v) the negotiation, documentation, and closing of any restructuring or forbearance agreement with respect to the Loan Documents or Obligations; (vi) amounts advanced by Agent pursuant to Section 7.1.3 of the Agreement;
                  (vii) the enforcement of any of the provisions of any of the Loan Documents; or (viii) any payment under indemnity or other payment agreement provided by Agent to any financial institution in connection with any Dominion Account. Such costs, expenses and advances may include transfer fees, taxes, storage fees, insurance costs, permit fees, utility reservation and standby fees, legal fees, appraisal fees, brokers' fees and commissions, auctioneers' fees and commissions, accountants' fees, environmental study fees, wages and salaries paid to employees of any or all Borrowers or independent contractors in liquidating any Collateral, travel expenses, all other fees and expenses payable or reimbursable by Borrowers or any other Obligor under any of the Loan Documents, and all other fees and expenses associated with the enforcement of rights or remedies under any of the Loan Documents, but excluding compensation paid to employees (including inside legal counsel who are employees) of Agent.

                  Federal Funds Rate - for any period, a fluctuating interest
                  ------------------
                  rate per annum equal for each date during such period to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) in Atlanta, Georgia by the Federal Reserve Bank of Atlanta, or if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by Agent from 3 federal funds brokers of recognized standing selected by Agent.

                  Fiscal Year - the fiscal year of Borrowers and their
                  -----------
                  Subsidiaries for accounting and tax purposes, which ends on October 31 of each year.

                  Fiscal Quarter - each consecutive period of 13 weeks
                  --------------
                  beginning on the first day of a Fiscal Year (and, in the case of any Fiscal Year of 53 weeks, the 14-week period occurring at the end thereof.)

                  Funding Account - an account established by Borrowers or
                  ---------------
                  either of them for receipt of proceeds of Loans or such other account as Borrowers may specify in writing.

                  Fleet - Fleet Capital Corporation, a Rhode Island corporation,
                  -----
                  and its successors and assigns.

                  GAAP - generally accepted accounting principles in the United
                  ----
                  States of America in effect from time to time.

                  General Intangibles - all general intangibles of a Borrower,
                  -------------------
                  whether now owned or hereafter created or acquired by a Borrower, including all choses in action, causes of action, company or other business records, inventions, blueprints, designs, patents, patent applications, trademarks, trademark applications, trade names, trade secrets, service marks, mask works, goodwill, brand names, copyrights, registrations, licenses, franchises, customer lists, tax refund claims, computer programs, operational manuals, all claims under guaranties, security interests or other security held by or granted to a Borrower to secure payment of any of any of a Borrower's Accounts by an Account Debtor, all rights to indemnification and all other intangible property of a Borrower of every kind and nature (other than Accounts).

                  Governmental Approvals - means all authorizations, consents,
                  ----------------------
                  approvals, licenses and exemptions of, registrations and filings with, and reports to, all national state or local government (whether domestic or foreign) and any political subdivisions thereof in any other governmental, quasi-governmental, judicial, administrative, public or statutory instrumentality, authority, body, agency, bureau or entity.

                  Guarantors - each Person who may hereafter guarantee payment
                  ----------
                  or performance of the whole or any part of the Obligations.

                  Indemnified Amount - the amount of any loss, cost, expenses or
                  ------------------
                  damages suffered or incurred by Agent Indemnitees and against which Lenders or Borrowers have agreed to indemnify Agent Indemnitees pursuant to the terms of the Agreement or any of the other Loan Documents.

                  Indenture - the Indenture dated as of April 21, 1995, by and
                  ---------
                  between GSS and the Trustee.

                  Insolvency Proceeding - any action, case or proceeding
                  ---------------------
                  commenced by or against a Person, or any agreement of such Person, for (a) the entry of an order for relief under any chapter of the Bankruptcy Code or other insolvency or debt adjustment law (whether state, federal or foreign), (b) the appointment of a receiver, trustee, liquidator or other custodian for such Person or any part of its Property, (c) an assignment or trust mortgage for the benefit of creditors of such Person, or (d) the liquidation, dissolution or winding up of the affairs of such Person.

                  Instrument - shall have the meaning ascribed to the term
                  ----------
                  "instrument" in the UCC.

                  Intellectual Property - Property constituting under any
                  ---------------------
                  Applicable Law a patent, patent application, copyright, trademark, service mark, tradename or mask work, or license or other right to use any of the foregoing.

                  Intellectual Property Claim - the assertion by any Person of
                  ---------------------------
                  a claim (whether asserted in writing, by action, suit or proceeding or otherwise) that a Borrower's ownership, use, marketing, sale or distribution of any Inventory, Equipment, Intellectual Property or other Property is violative of any ownership, patent, copyright, trademark or other rights of such Person.

                  Intercreditor Agreement - the Intercreditor Agreement dated as
                  -----------------------
                  of April 21, 1995, among Borrowers, Parent, Trustee and NationsBank of Georgia, N.A., as agent, as amended by that certain Amendment to Intercreditor Agreement dated the date hereof among Borrowers, Parent, Trustee and Agent.

                  Interest Period - shall have the meaning ascribed to it in
                  ---------------
                  Section 2.1.3 of the Agreement.

                  Inventory - all of a Borrower's inventory, whether now owned
                  ---------
                  or hereafter acquired, including all goods intended for sale or lease by a Borrower, or for display or demonstration;

                  all work in process; all raw materials and other materials and supplies of every nature and description used or which might be used in connection with the manufacture, printing, packing, shipping, advertising, selling, leasing or furnishing of such goods or otherwise used or consumed in a Borrower's business; and all Documents evidencing and General Intangibles relating to any of the foregoing, whether now owned or hereafter acquired by a Borrower.

                  Inventory Formula Amount - on any date of determination
                  ------------------------
                  thereof, an amount equal to the lesser of (i) $45,000,000 or
                  (ii) 65% of the Value of Eligible Inventory on such date consisting of raw materials, work-in-process or finished goods.

                  LC Application - an application to Bank for the issuance of a
                  --------------
                  Letter of Credit that is duly executed by a Borrower, with Fleet as a co-applicant, for the issuance of the relevant Letter of Credit subject to the satisfaction of the applicable LC Conditions.

                  LC Conditions - the following conditions, the satisfaction of
                  -------------
                  each of which is required before Fleet shall be obligated to join in the execution of an LC Application in connection with a request to Bank for the issuance of a Letter of Credit: (i) no Default or Event of Default exists and each of the conditions set forth in Section 10 of the Agreement has been and continues to be satisfied; (ii) after giving effect to the issuance of the requested Letter of Credit and each Letter of Credit to be issued and for which an LC Application has been signed by Fleet, the LC Obligations would not exceed $2,000,000 and no Out-of-Formula Condition would exist, and, if no Revolver Loans are outstanding, the LC Obligations do not exceed the Borrowing Base; (iii) the expiry date of the Letter of Credit does not extend beyond the earlier to occur of 365 days from the date of issuance or the 15th Business Day prior to the last Business Day of the Original Term; and (iv) the currency in which payment is to be made under the Borrower Letter of Credit is Dollars.

                  LC Documents - any and all agreements, instruments and
                  ------------
                  documents (other than an LC Application or an LC Guaranty) required by Bank to be executed by any or all Borrowers or any other Person and delivered to Bank for the issuance of a such Letter of Credit.

                  LC Guaranty - a guaranty executed by Fleet in favor of Bank
                  -----------
                  pursuant to which Fleet shall guaranty the payment or performance by the parties (other than Fleet) to an LC Application for a Letter of Credit of such parties' reimbursement obligations with respect to such Letter of Credit.

                  LC Obligations - on any date of determination thereof, an
                  --------------
                  amount (in Dollars) equal to the sum of (i) all amounts then due and payable by any Obligor on such date by reason of any payment made on or before such date by Fleet under any LC Guaranty plus (ii) the aggregate undrawn amount of all Letters of Credit then outstanding or to be issued by Bank under an LC Application theretofore submitted to Bank.

                  LC Request - a written request from any or all Borrowers to
                  ----------
                  Fleet for Fleet to join in the execution of an LC Application for the issuance of a Letter of Credit, which request shall specify the identity and address of the intended beneficiary of the requested Letter of Credit, the purpose for issuance of the requested Letter of Credit, the proposed amount, issuance date and expiry date of the requested Letter of Credit, the conditions to payment under the requested Letter of Credit, and whether the requested Letter of Credit may be drawn upon in a single or multiple draws.

                  LC Reserve - a reserve equal to 100% of the face amount of all
                  ----------
                  Stand-by Letters of Credit and 40% of the face amount of all documentary Letters of Credit.

                  Lender Indemnitee - a Lender in its capacity as a lender under
                  -----------------
                  the Agreement and its present and future officers, directors and agents.

                  Lenders - Fleet (whether in its capacity as a provider of
                  -------
                  Loans under Section 1 of the Agreement or as the procurer of Letters of Credit in accordance with Section 1.3 of the Agreement) and any other Person who may from time to time become a "Lender" under the Loan Agreement, and their respective successors and permitted assigns.

                  Letter of Credit - any standby letter of credit or documentary
                  ----------------
                  letter of credit issued by Bank for the account of any or all Borrowers.

                  LIBOR Lending Office - with respect to a Lender, the office
                  --------------------
                  designated as a LIBOR Lending Office for such Lender on the signature page hereof (or on any Assignment and Acceptance, in the case of an assignee) and such other office of such Lender or any of its Affiliates that is hereafter designated by written notice to Agent.

                  LIBOR Loan - a Loan, or portion thereof, during any period in
                  ----------
                  which it bears interest at a rate based upon the applicable Adjusted LIBOR Rate.

                  LIBOR Rate - with respect to an Interest Period, the rate per
                  ----------
                  annum determined by Fleet at which deposits of Dollars equal to or comparable to the amount of the LIBOR Loan to which such Interest Period relates and for a term comparable to such Interest Period are offered to Bank by prime banks in the London interbank foreign currency deposits market at approximately 11:00 a.m., London time, two (2) Business Days prior to the first day of such Interest Period. Each determination by Fleet of any LIBOR Rate shall, in the absence of any manifest error, be final, conclusive and binding.

                  Lien - any interest in Property securing an obligation owed
                  ----
                  to, or a claim by, a Person other than the owner of the Property, whether such interest is based on common law, statute or contract. The term "Lien" shall also include reservations, exceptions, encroachments, easements, rights-of-way, covenants, conditions, restrictions, leases and other title exceptions and encumbrances affecting Property. For the purpose of the Agreement, each Borrower shall be deemed to be the owner of any Property which it has acquired or holds subject to a conditional sale agreement or other arrangement pursuant to which title to the Property has been retained by or vested in some other Person for security purposes.

                  Loan Account - the loan account established by each Lender on
                  ------------
                  its books pursuant to Section 4.8 of the Agreement.

                  Loan Documents - the Agreement, the Other Agreements and the
                  --------------
                  Security Documents.

                  Loan - a Revolver Loan or an Equipment Loan.
                  ----

                  Loan Year - a period commencing each calendar year on the same
                  ---------
                  month and day as the date of the Agreement and ending on the same month and day in the immediately succeeding calendar year, with the first such period (i.e., the first Loan Year)
                                                    ----
                  to commence on the date of this Agreement.

                  Long-Term Notes - those first mortgage notes in an aggregate
                  ---------------
                  principal amount of $190,000,000 secured by the Real Estate, Equipment and certain other assets of Borrowers, which notes mature in the year 2003.

                  Margin Stock - shall have the meaning ascribed to it in
                  ------------
                  Regulation U and Regulation G of the Board of Governors.

                  Material Adverse Effect - the effect of any event or condition
                  -----------------------
                  which, alone or when taken together with other events or conditions occurring or existing concurrently therewith, (i) has a material adverse effect upon the business, operations, Properties or condition (financial or otherwise) of any Obligor; (ii) has or may be reasonably expected to have any material adverse effect whatsoever upon the validity or enforceability of the Agreement or any of the other Loan Documents; (iii) has any material adverse effect upon the value of the whole or any material part of the Collateral, the Liens of Agent with respect to the Collateral or the priority of any such Liens; (iv) materially impairs the ability of any Obligor to perform its obligations under this Agreement or any of the other Loan Documents, including repayment of any of the Obligations when due; or (v) materially impairs the ability of Agent to enforce or collect the Obligations or realize upon any of the Collateral in accordance with the Loan Documents and Applicable Law.

                  Material Contract - an agreement to which an Obligor is a
                  -----------------
                  party (other than the Loan Documents) for which breach, termination, cancellation, nonperformance or failure to renew could reasonably be expected to have a Material Adverse Effect.

                  Maximum Rate - the maximum non-usurious rate of interest
                  ------------
                  permitted by Applicable Law that at any time, or from time to time, may be contracted for, taken, reserved, charged or received on the Debt in question or, to the extent that at any time Applicable Law may thereafter permit a higher maximum non-usurious rate of interest, then such higher rate. Notwithstanding any other provision hereof, the Maximum Rate shall be calculated on a daily basis (computed on the actual number of days elapsed over a year of 365 or 366 days, as the case may be).

                  Money Borrowed - means, as applied to any Person, (i) Debt
                  --------------
                  arising from the lending of money by any other Person to such Person; (ii) Debt, whether or not in any such case arising from the lending of money by another Person to such Person,
                  (A) which is represented by notes payable or drafts accepted that evidence extensions of credit, (B) which constitutes obligations evidenced by bonds, debentures, notes or similar instruments, or (C) upon which interest charges are customarily paid (other than accounts payable) or that was issued or assumed as full or partial payment for Property;
                  (iii) Debt that constitutes a Capitalized Lease Obligation;
                  (iv) reimbursement obligations with respect to letters of credit or guaranties of letters of credit and (v) Debt of such Person under any guaranty of obligations that would constitute Debt for Money Borrowed under clauses (i) through (iii) hereof, if owed directly by such Person.

                  Multiemployer Plan - has the meaning set forth in Section
                  ------------------
                  4001(a)(3) of ERISA.

                  Net Proceeds - proceeds (including cash receivable (when
                  ------------
                  received) by way of deferred payment) received by a Borrower from the sale, lease, transfer or other disposition of any Property, including insurance proceeds and awards of compensation received with respect to the destruction or condemnation of all or part of such Property, net of: (i) the reasonable and customary costs of such sale, lease, transfer or other disposition; and (ii) amounts applied to repayment of Debt (other than the Obligations) secured by a Permitted Lien on the Property disposed of that is senior to Lender's Liens.

                  Notes - each Revolver Note and each Equipment Note, and any
                  -----
                  other promissory note executed by Borrowers at Agent's request to evidence any of the Obligations.

                  Notice of Borrowing - as defined in Section 3.1.1(i) of the
                  -------------------
                  Agreement.

                  Notice of Conversion/Continuation - as defined in Section
                  ---------------------------------
                  2.1.2(ii) of the Agreement.

                  Obligations - all debts, liabilities, obligations, covenants
                  -----------
                  and duties now or at any time or times hereafter owing by any Borrower to Agent or any Lender, whether arising pursuant to this Agreement or any of the other Loan Documents and whether direct or indirect, absolute or contingent, due or to become due, primary or secondary, or joint or several, including all of the Loans and all interest payable in connection therewith , all LC Obligations and all other sums chargeable to or payable by any Borrower under the Loan Documents, heretofore or hereafter entered into by a Borrower with or executed by a Borrower in favor of Agent or any Lender, or Applicable Law.

                  Obligor - each Borrower, each Guarantor and any other Person
                  -------
                  that is at any time liable for the payment of the whole or any part of the Obligations.

                  Original Term - as defined in Section 5.1 of the Agreement.
                  -------------

                  Other Agreements - the Notes, each LC Guaranty and any and all
                  ----------------
                  agreements, instruments and documents (other than the Agreement and the Security Documents), heretofore, now or hereafter executed by any or all Borrowers, any Obligor or any other Person and delivered to Agent or any Lender in respect of the transactions contemplated by the Agreement.

                  Out-of-Formula Condition - as defined in Section 1.1.2 of the
                  ------------------------
                  Agreement.

                  Out-of-Formula Loan - a Revolver Loan made when an
                  -------------------
                  Out-of-Formula Condition exists or the amount of any Revolver Loan which, when funded, results in an Out-of-Formula Condition.

                  Parent - GSS Holding Corp., a Delaware corporation.
                  ------

                  Participant - as defined in Section 13.2.1.
                  -----------

                  Payment Account - an account maintained by Agent (currently at
                  ---------------
                  Harris Bank & Trust in Chicago, Illinois) to which all monies from time to time deposited to a Dominion Account shall be transferred and all other payments shall be sent in immediately available federal funds.

                  Payment Items - all checks, drafts, or other items of payment
                  -------------
                  payable to a Borrower, including proceeds of any of the Collateral.

                  Pending Revolver Loans - at any date, the aggregate principal
                  ----------------------
                  amount of all Revolver Loans which have been requested in any Notice of Borrowing received by Agent but which have not theretofore been advanced by Agent or Lenders.

                  Permitted Lien - a Lien of a kind specified in Section 9.2.5
                  --------------
                  of the Agreement.

                  Permitted Purchase Money Debt - Purchase Money Debt of
                  -----------------------------
                  Borrowers and their Subsidiaries, which is secured by no Lien or only by a Purchase Money Lien and which does not exceed at any time an aggregate amount of $25,000,000. For the purposes of this definition, the principal amount of any Purchase Money Debt consisting of capitalized leases shall be computed as a Capitalized Lease Obligation.

                  Person - an individual, partnership, corporation, limited
                  ------
                  liability company, limited liability partnership, joint stock company, land trust, business trust, or unincorporated organization, or a government or agency or political subdivision thereof.

                  Plan - an employee benefit plan now or hereafter maintained
                  ----
                  for employees of Borrowers that is covered by Title IV of ERISA.

                  Prior Lenders - NationsBank of Georgia, N.A. and Fleet.
                  -------------

                  Pro Rata - a share of or in all Loans, participations in LC
                  --------
                  Obligations (or, in the case of Fleet, the portion of LC Obligations in which Fleet does not sell a participation interest pursuant to Section 1.3.2 of the Agreement), obligations to indemnify or reimburse Fleet as the procurer of Letters of Credit or Agent, payments, proceeds, collections, Collateral and Extraordinary Expenses, which share for any Lender on any date shall be a percentage arrived at by dividing the amount of the Commitment of such Lender on such date by the aggregate amount of the Commitments of all Lenders on such date.

                  Projections - Borrowers' forecasted Consolidated and
                  -----------
                  consolidating (a) balance sheets, (b) profit and loss statements, (c) cash flow statements, and (d) capitalization statements, all prepared on a consistent basis with Borrowers' historical financial statements, together with appropriate supporting details and a statement of underlying assumptions.

                  Properly Contested - in the case of any Debt of an Obligor
                  ------------------
                  (including any Taxes) that is not paid as and when due or payable by reason of such Obligor's bona fide dispute concerning its liability to pay same or concerning the amount thereof, (i) such Debt and any Liens securing same are being properly contested in good faith by appropriate proceedings promptly instituted and diligently conducted; (ii) such Obligor has established appropriate reserves as shall be required in conformity with GAAP, (iii) the non-payment of such Debt will not have a Material Adverse Effect and will not result in a forfeiture of any assets of such Obligor; (iv) no Lien is imposed upon any of such Obligor's assets with respect to such Debt unless such Lien is at all times junior and subordinate in priority to the Liens in favor of Agent (except only with respect to property taxes that have priority as a matter of applicable state law) and enforcement of such Lien is stayed during the period prior to the final resolution or disposition of such dispute; (v) if the Debt results from or is determined by the entry, rendition or issuance against a Obligor or any of its assets of a judgment, writ, order or decree, such judgment, writ, order or decree is stayed or bonded pending a timely appeal or other judicial review; and (vi) if such contest is abandoned, settled or determined adversely to such Obligor, such Obligor forthwith pays such Debt and all penalties and interest in connection therewith.

                  Property - any interest in any kind of property or asset,
                  --------
                  whether real, personal or mixed, or tangible or intangible.

                  Purchase Money Debt - means and includes (i) Debt (other than
                  -------------------
                  the Obligations) for the payment of all or any part of the purchase price of any fixed assets, (ii) any Debt (other than the Obligations) incurred at the time of or within 10 days prior to or after the acquisition of any fixed assets for the purpose of financing all or any part of the purchase price thereof, and (iii) any renewals, extensions or refinancings thereof, but not any increases in the principal amounts thereof outstanding at the time.

                  Purchase Money Lien - a Lien upon fixed assets which secures
                  -------------------
                  Purchase Money Debt, but only if such Lien shall at all times be confined solely to the fixed assets acquired through the incurrence of the Purchase Money Debt secured by such Lien.

                  Regulation D - Regulation D of the Board of Governors.
                  ------------

                  Register - the register maintained by Agent in accordance with
                  --------
                  Section 4.8.2 of the Agreement.

                  Renewal Term - as defined in Section 5.1 of the Agreement.
                  ------------

                  Rentals - as defined in Section 9.2.13 of the Agreement.
                  -------

                  Reportable Event - any of the events set forth in Section
                  ----------------
                  4043(b) of ERISA.

                  Required Lenders - at any date of determination thereof,
                  ----------------
                  Lenders having Commitments representing at least 66-2/3% of the aggregate Commitments at such time; provided, however,
                                                          --------  -------
                  that if any Lender shall be in breach of any of its obligations hereunder to Borrowers or Agent, including any breach resulting from its failure to honor its Commitment in accordance with the terms of this Agreement, then, for so long as such breach continues, the term "Required Lenders" shall mean Lenders (excluding each Lender that is in breach of its obligations hereunder) having Commitments representing at least 66-2/3% of the aggregate Commitments at such time; provided, further, however, that if the Commitments have been
                  --------  -------  -------
                  terminated, the term "Required Lenders" shall mean Lenders (excluding each

                  Lender that is in breach of its obligations hereunder) holding Loans representing at least 66-2/3% of the aggregate principal amount of Loans outstanding at such time.

                  Restricted Investment - any acquisition of Property by a
                  ---------------------
                  Borrower or any of its Subsidiaries in exchange for cash or other Property, whether in the form of an acquisition of Equity Interests or indebtedness or obligations, or the purchase or acquisition by a Borrower or any of its Subsidiaries of any other Property, or a loan, advance, capital contribution or subscription, except acquisitions of the following: (a) fixed assets to be used in the business of a Borrower or any of its Subsidiaries so long as the acquisition costs thereof constitute Capital Expenditures permitted hereunder; (b) goods held for sale or lease or to be used in the manufacture of goods or the provision of services by a Borrower or any of its Subsidiaries in the ordinary course of business; (c) Current Assets arising from the sale or lease of goods or the rendition of services in the ordinary course of business of a Borrower or any of its Subsidiaries;
                  (d) investments in Subsidiaries of a Borrower to the extent existing on the Closing Date; and (e) Cash Equivalents.

                  Revolver Commitment - at any date for any Lender, the
                  -------------------
                  obligation of such Lender to make Revolver Loans and to participate in LC Obligations pursuant to the terms and conditions of the Agreement, which shall not exceed the principal amount set forth opposite such Lender's name under the heading "Revolver Commitment" on the signature pages hereof or the signature page of the Assignment and Acceptance by which it became a Lender, as modified from time to time pursuant to the terms of the Agreement or to give effect to any applicable Assignment and Acceptance; and

                  "Revolver Commitments" means the aggregate principal amount of
                   --------------------
                  the Revolver Commitments of all Lenders, the maximum amount of which shall be $70,000,000.

                  Revolver Loan - a Loan made by Lenders as provided in Section
                  -------------
                  1.1 of the Agreement or a Settlement Loan funded solely by Fleet.

                  Revolver Note - a Revolver Note to be executed by Borrowers in
                  -------------
                  favor of each Lender in the form of Exhibit A attached hereto,
                                                      ---------
                  which shall be in the face amount of such Lender's Revolver Commitment and which shall evidence all Revolver Loans made by such Lender to Borrowers pursuant to the Agreement.

                  Schedule of Accounts - as defined in Section 7.2.1 of the
                  --------------------
                  Agreement.

                  Security - shall have the same meaning as in Section 2(1) of
                  --------
                  the Securities Act of 1933.

                  Security Documents - the Business Interruption Insurance
                  ------------------
                  Assignment and all other instruments and agreements now or at any time hereafter securing the whole or any part of the Obligations.

                  Senior Officer - the chairman of the board of directors, the
                  --------------
                  president or the chief financial officer of, or in-house legal counsel to, Borrowers.

                  Settlement Date - as defined in Section 3.1.3(i) of the
                  ---------------
                  Agreement.

                  Settlement Loan - as defined in Section 3.1.3(ii) of the
                  ---------------
                  Agreement.

                  Settlement Report - a report delivered by Agent to Lenders
                  -----------------
                  summarizing the amount of the outstanding Revolver Loans as of the Settlement Date and the calculation of the Borrowing Base as of such Settlement Date.

                  Solvent - as to any Person, such Person (i) owns Property
                  -------
                  whose fair saleable value is greater than the amount required to pay all of such Person's Debts (including contingent debts), (ii) is able to pay all of its Debts as such Debts mature, (iii) has capital sufficient to carry on its business and transactions and all business and transactions in which it is about to engage; and (iv) is not "insolvent" within the meaning of Section 101(32) of the Bankruptcy Code.

                  Statutory Reserves - on any date, the percentage (expressed as
                  ------------------
                  a decimal) established by the Board of Governors which is the then stated maximum rate for all reserves (including, but not limited to, any emergency, supplemental or other marginal reserve requirements) applicable to any member bank of the Federal Reserve System in respect to Eurocurrency Liabilities (or any successor category of liabilities under Regulation D). Such reserve percentage shall include, without limitation, those imposed pursuant to said Regulation D. The Statutory Reserve shall be adjusted automatically on and as of the effective date of any change in such percentage.

                  Subordinated Debt - Debt of any or all Borrowers that is fully
                  -----------------
                  and absolutely subordinated in right of payment to the Obligations in a manner satisfactory to Agent.

                  Subsidiary - any Person a majority of the equity ownership or
                  ----------
                  Voting Stock of which is at the time owned, directly or indirectly, by a Borrower or by one or more other Subsidiaries or by a Borrower and one or more other Subsidiaries.

                  Taxes - any present or future taxes, levies, imposts, duties,
                  -----
                  fees, assessments, deductions, withholdings or other charges of whatever nature, including income, receipts, excise, property, sales, use, transfer, license, payroll, withholding, social security and franchise taxes now or hereafter imposed or levied by the United States, or any state, local or foreign government or by any department, agency or other political subdivision or taxing authority thereof or therein and all interest, penalties, additions to tax and similar liabilities with respect thereto, but excluding, in the case of each Lender, taxes imposed on or measured by the net income or overall gross receipts of such Lender.

                  Transferee - as defined in Section 13.3.3 of the Agreement.
                  ----------

                  Trustee - State Street Bank and Trust Company, as successor to
                  -------
                  Shawmut Bank Connecticut, National Association, and any other successor trustee under the Indenture.

                  Type - the type of a Loan, which shall be either a LIBOR Loan
                  ----
                  or a Base Rate Loan.

                  UCC - the Uniform Commercial Code (or any successor statute)
                  ---
                  as adopted and in force in the State of Alabama or, when the laws of any other state govern the method or manner of the creation or perfection of any security interest in any of the Collateral, the Uniform Commercial Code (or any successor statute) of such state.

                  Value - with reference to the value of Eligible Inventory,
                  -----
                  value determined on the basis of the lower of cost or market of such Eligible Inventory, with the cost thereof calculated on a first-in, first-out basis.

                  Voting Stock - Securities of any class or classes of a
                  ------------
                  corporation the holders of which are ordinarily, in the absence of contingencies, entitled to elect a majority of the corporate directors (or Persons performing similar functions).

                  Accounting Terms. Unless otherwise specified herein, all terms
                  ----------------
of an accounting character used in the Agreement shall be interpreted, all accounting determinations under the Agreement shall be made, and all financial statements required to be delivered under the Agreement shall be prepared in accordance with GAAP, applied on a basis consistent with the most recent audited Consolidated financial statements of Borrowers and their Subsidiaries heretofore delivered to Agent and Lenders and using the same method for inventory valuation as used in such audited financial statements, except for any change in which Borrowers' independent public accountants concur or as required by GAAP unless
(i) Borrowers shall have objected to determining such compliance on such basis at the time of delivery of such financial statements or (ii) Agent or any Lender shall so object in writing within 30 days after the delivery of such financial statements, in either of which events such calculations shall be made on a basis consistent with those used in the preparation of the latest financial statements as to which such objection shall not have been made. In the event of any change in GAAP that occurs after the date of the Agreement and that is material to Borrowers, Agent and Lenders shall the right to require either that conforming adjustments be made to any financial covenants set forth in the Agreement, or the components thereof, that are affected by such change or that Borrowers report its financial condition based on GAAP as in effect immediately prior to the occurrence of such change.

                  Other Terms. All other terms contained in the Agreement shall
                  -----------
have, when the context so indicates, the meanings provided for by the UCC to the extent the same are used or defined therein.

                  Certain Matters of Construction. The terms "herein," "hereof"
                  -------------------------------
and "hereunder" and other words of similar import refer to the Agreement as a whole and not to any particular section, paragraph or subdivision. Any pronoun used shall be deemed to cover all genders. In the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each means "to but excluding." The section titles, table of contents and list of exhibits appear as a matter of convenience only and shall not affect the interpretation of the Agreement. All references to statutes and related regulations shall include any amendments of same and any successor statutes and regulations. All references to any of the Loan Documents shall include any and all amendment or modifications thereto and any and all restatements, extensions or renewals thereof. All references to any Person shall mean and include the successors and permitted assigns of such Person. All references to "including" and "include" shall be understood to mean "including, without limitation." All references to the time of day shall mean the time of day on the day in question in Atlanta, Georgia, unless otherwise expressly provided in the Agreement. A Default or an Event of Default shall be deemed to exist at all times during the period commencing on the date that such Default or Event of Default occurs to the date on which such Default or Event of Default is waived in writing pursuant to this Agreement or, in the case of a Default, is cured within any period of cure expressly provided in this Agreement; and an Event of Default shall "continue" or be "continuing" until such Event of Default has been waived in writing by Lender. Whenever the phrase "to the best of Borrower's knowledge" or words of similar import relating to the knowledge or the awareness of a Borrower are used herein, such phrase shall mean and refer to (i) the actual knowledge of a Senior Officer of such Borrower or (ii) the knowledge that a Senior Officer would have obtained if they had engaged in good faith and the diligent performance of their duties, including the making of such reasonable specific inquiries as may be necessary of the officers, employees or agents of such Borrower and a good faith attempt to ascertain the existence or accuracy of the matter to which such phrase relates.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, this Appendix has been duly executed, on November 13, 1997.

                                        BORROWERS:
                                        ---------

                                        GULF STATES STEEL, INC. OF ALABAMA

                                         By: /s/ Jeffrey S. Stein
                                            ------------------------------------
                                              Jeffrey S. Stein, Vice-President
                                              and Assistant Secretary


                                        Address:
                                        174 South 26th Street
                                        Gadsden, Alabama  35904
                                        Attention:  President
                                        Telecopier No.:  (205) 543-6218
                                        --------------


                                        ALABAMA STRUCTURAL BEAM CORP.


                                         By: /s/ Jeffrey S. Stein
                                            ------------------------------------
                                            Jeffrey S. Stein, Vice-President and
                                              Assistant Secretary


                                        Address:
                                        174 South 26th Street
                                        Gadsden, Alabama  35904
                                        Attention:  President
                                        Telecopier No.:  (205) 543-6218
                                        --------------


                                        LENDERS:
                                        -------

                                        FLEET CAPITAL CORPORATION


Revolver Commitment: $35,000,000        By: /s/ Timothy J. Broderick
Equipment Commitment: $5,000,000           -------------------------------------
Total Commitment:  $40,000,000
                                        Title: Senior Vice President
                                              ----------------------------------

                                        LIBOR Lending Office:
                                        200 Glastonbury Boulevard
                                        Glastonbury, Connecticut 06033
                                        Attention:  Office Head
                                        Telecopier No.:  (860) 657-7759
                                        --------------

                                        CONGRESS FINANCIAL CORPORATION


Revolver Commitment: $35,000,000        By: /s/ Edward I. Shifman
Term Loan Commitment: $5,000,000           -------------------------------------
Total Commitment:  $40,000,000
                                        Title: Senior Vice President
                                              ----------------------------------

                                        LIBOR Lending Office:
                                        One Post Office Square
                                        Boston, Massachusetts  02109
                                        Attention:  Mr. Marc Swartz
                                        Telecopier No.:  (617) 338-1497
                                        --------------


                                        AGENT:
                                        -----

                                        FLEET CAPITAL CORPORATION,
                                        as Agent


                                         By: /s/ Timothy J. Broderick
                                            ------------------------------------

                                         Title: Senior Vice President
                                               ---------------------------------

                                         Address:
                                         200 Glastonbury Boulevard
                                         Glastonbury, Connecticut  06033
                                         Attention:  Office Head
                                         Telecopier No.:  (860) 657-7759
                                         --------------

                                    EXHIBIT A


                              FORM OF REVOLVER NOTE

                                                               November 13, 1997
                                                               U.S. $________.__

         FOR VALUE RECEIVED, the undersigned, GULF STATES STEEL, INC. OF ALABAMA ("GSS"), an Alabama corporation, ALABAMA STRUCTURAL BEAM CORP. ("ASB"), an Alabama corporation; GSS and ASB being referred to collectively as "Borrowers," and individually as a "Borrower"), hereby unconditionally, and jointly and severally, promise to pay to the order of ________________ (herein, together with any subsequent holder hereof, called the "Lender") the principal sum of $_______________ or such lesser sum as may constitute Lender's Pro Rata share of the outstanding principal amount of all Revolver Loans pursuant to the terms of the Loan Agreement referred to below on the date on which such outstanding principal amounts become due and payable pursuant to Section 4.2 of the Loan Agreement (as defined below), in strict accordance with the terms thereof. Borrowers likewise unconditionally, and jointly and severally, promise to pay to Lender interest from and after the date hereof on Lender's Pro Rata share of the outstanding principal amount of Revolver Loans at such interest rates, payable at such times, and computed in such manner as are specified in Section 2.1 of the Loan Agreement, in strict accordance with the terms thereof.

         This Revolver Note ("Note") is issued pursuant to, and is one of the "Revolver Notes" referred to in, the Loan and Security Agreement dated the date hereof (as the same may be amended from time to time, the "Loan Agreement"), among Borrowers, Fleet Capital Corporation ("Agent"), as agent for the financial institutions from time to time parties thereto as lenders ("Lenders"), and such Lenders, and Lender is and shall be entitled to all benefits thereof and of all Loan Documents executed and delivered in connection therewith. The provisions of the Loan Agreement are incorporated herein by this reference. All capitalized terms used herein, unless otherwise defined herein, shall have the meanings ascribed to such terms in the Loan Agreement.

         The repayment of the principal balance of this Note is subject to the provisions of Section 4.2 of the Loan Agreement. The entire unpaid principal balance and all accrued interest on this Note shall be due and payable immediately upon the termination of the Commitments as set forth in Section 5.2 of the Loan Agreement.

         All payments of principal and interest shall be made in Dollars in immediately available funds as specified in the Loan Agreement.

         Upon or after the occurrence of an Event of Default and for so long as such Event of Default exists, the principal balance and all accrued interest of this Note may be declared due and payable in the manner and with the effect provided in the Loan Agreement, and the unpaid principal balance hereof shall bear interest at the Default Rate as and when provided in Section 2.1.5 of the Loan Agreement. Borrowers jointly and severally agree to pay, and save Lender harmless against, any liability for the payment of, all costs and expenses, including, but not limited to, reasonable attorneys' fees, arising in connection with the enforcement by Lender of any of its rights under this Note, the Loan Agreement or any of the other Loan Documents.

         All principal amounts of Revolver Loans made by Lender to Borrowers pursuant to the Loan Agreement, and all accrued and unpaid interest thereon, shall be deemed outstanding under this Note and shall continue to be owing by Borrowers in accordance with the terms of this Note and the Loan Agreement.

         In no contingency or event whatsoever, whether by reason of advancement of the proceeds hereof or otherwise, shall the amount paid or agreed to be paid to Lender for the use, forbearance or detention of money advanced hereunder exceed the highest lawful rate permissible under any law which a court of competent jurisdiction may deem applicable hereto; and, in the event of any such payment inadvertently paid by Borrowers or inadvertently received by Lender, such excess sum shall be, at Borrowers' option, returned to Borrowers forthwith or credited as a payment of principal, but shall not be applied to the payment of interest. It is the intent hereof that Borrowers not pay or contract to pay, and that Lender not receive or contract to receive, directly or indirectly in any manner whatsoever, interest in excess of that which may be paid by Borrowers under Applicable Law.

         Time is of the essence of this Note. To the fullest extent permitted by Applicable Law, each Borrower, for itself and its legal representatives, successors and assigns, expressly waives presentment, demand, protest, notice of dishonor, notice of non-payment, notice of maturity, notice of protest, presentment for the purpose of accelerating maturity, diligence in collection, and the benefit of any exemption or insolvency laws.

         Wherever possible each provision of this Note shall be interpreted in such a manner as to be effective and valid under Applicable Law, but if any provision of this Note shall be prohibited or invalid under Applicable Law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or remaining provisions of this Note. No delay or failure on the part of Lender in the exercise of any right or remedy hereunder shall operate as a waiver thereof, nor as an acquiescence in any default, nor shall any single or partial exercise by Lender of any right or remedy preclude any other right or remedy. Lender, at its option, may enforce its rights against any Collateral securing this Note without enforcing its rights against any Borrower, any guarantor of the indebtedness evidenced hereby or any other property or indebtedness due or to become due to any Borrower. Each Borrower agrees that, without releasing or impairing such Borrower's liability hereunder, Lender may at any time release, surrender, substitute or exchange any Collateral securing this Note and may at any time release any party primarily or secondarily liable for the indebtedness evidenced by this Note.

         The rights and obligations of Lender and Borrowers hereunder shall be construed in accordance with and governed by the laws (without giving effect to the conflict of law principles thereof) of the State of Georgia. This Note is intended to take effect as an instrument under seal under Georgia law.

         IN WITNESS WHEREOF, Borrowers have caused this Note to be executed and delivered by its duly authorized officer on the date first above written.

                               BORROWER:
                               --------
                               GULF STATES STEEL, INC. OF ALABAMA

                               By:
                                   -------------------------------------
                                     Jeffrey S. Stein, Vice-President and
                                     Assistant Secretary
                    (Signatures continued on following page)

                               BORROWER
                               --------

                               ALABAMA STRUCTURAL BEAM CORP.

                               By:
                                   --------------------------------------
                                     Jeffrey S. Stein, Vice-President and

                               Assistant Secretary

                                    EXHIBIT B
                                    ---------


                    Form of Notice of Conversion/Continuation
                    -----------------------------------------


                           Date ______________,______



Fleet Capital Corporation, as Agent
200 Glastonbury Boulevard
Glastonbury, Connecticut 06033
Attention: Loan Administration Officer
---------

         Re: Loan and Security Agreement dated November 13, 1997, by and among Gulf States Steel, Inc. of Alabama, Alabama Structural Beam Corp., Fleet Capital Corporation, as agent for certain Lenders from time to time parties thereto, and such Lenders (as at any time amended, the "Loan Agreement")

Gentlemen:

         This Notice of Conversion/Continuation is delivered to you pursuant to
Section 2.1.2 of the Loan Agreement. Unless otherwise defined herein, capitalized terms used herein shall have the meanings attributable thereto in the Loan Agreement. Borrowers hereby give notice of their request as follows:

Check as applicable:

                  _ A conversion of Loans from one Type to another, as follows:

                    (i) The requested date of the proposed conversion is ______________, 19__ (the "Conversion Date");

                   (ii) The Type of Loans to be converted pursuant hereto are presently __________________ [select either LIBOR Loans or Base Rate Loans] in the principal amount of $_____________ outstanding as of the Conversion Date;

                   (iii) The portion of the aforesaid Loans to be converted on the Conversion Date is $_____________ (the "Conversion Amount");

                   (iv) The Conversion Amount is to be converted into a ____________ [select either a LIBOR Loan or a Base Rate Loan] (the "Converted Loan") on the Conversion Date.

                   (v) [In the event a Borrower selects a LIBOR Loan:] Borrowers hereby request that the Interest Period for such Converted Loan be for a duration of _____ [insert length of Interest Period].

                  _ A continuation of LIBOR Loans for new Interest Period, as follows:

                   (i) The requested date of the proposed continuation is _______________, 19__ (the "Continuation Date");

                   (ii) The aggregate amount of the LIBOR Loans subject to such continuation is $__________________;

                   (iii) The duration of the selected Interest Period for the LIBOR Loans which are the subject of such continuation is:
         _____________ [select duration of applicable Interest Period];

         Each Borrower hereby ratifies and reaffirms all of its liabilities and obligations under the Loan Documents and certifies that no Default or Event of Default exists on the date hereof.

          Borrowers have caused this Notice of Conversion/Continuation to be executed and delivered by their duly authorized representative, this _______ day of ______________, 19__.


                               ----------------------------------


                               By:
                                  --------------------------------------

                               Title:
                                     -----------------------------------

                                    EXHIBIT C
                                    ---------


                           Form of Notice of Borrowing
                           ---------------------------


                           Date ______________, ______



Fleet Capital Corporation, as Agent
200 Glastonbury Boulevard
Glastonbury, Connecticut 06033
Attention: Loan Administration Officer
---------

         Re: Loan and Security Agreement dated November 13, 1997, by and among Gulf States Steel, Inc. of Alabama, Alabama Structural Beam Corp., Fleet Capital Corporation, as agent for certain Lenders from time to time parties thereto, and such Lenders (as at any time amended, the "Loan Agreement")

Gentlemen:

         This Notice of Borrowing is delivered to you pursuant to Section 3.1.1 of the Loan Agreement. Unless otherwise defined herein, capitalized terms used herein shall have the meanings attributable thereto in the Loan Agreement. Borrowers hereby request a [Revolver Loan] [Equipment Loan] in the aggregate principal amount of $______________ to be made on _____________, _____, and to consist of:

         Check as applicable: _ Base Rate Loans in the aggregate principal amount of $_____________

                              _ LIBOR Loans in the aggregate principal amount of $___________, with Interest Periods as follows:

                   (i) As to $_____________, an Interest Period of ______ month(s);

                   (ii) As to $_____________, an Interest Period of ______ months;

                   (iii) As to $_____________, an Interest Period of ______ months.

         Each Borrower hereby ratifies and reaffirms all of its liabilities and obligations under the Loan Documents and hereby certifies that no Default or Event of Default exists on the date hereof.

         Borrowers have caused this Notice of Borrowing to be executed and delivered by their duly authorized representative, this ______ day of _____________, _____.

                             --------------------------------------

                             By:
                                ------------------------------------

                             Title:
                                   ----------------------------------

                                    EXHIBIT D
                                    ---------

                             Compliance Certificate


                            [Letterhead of Borrower]


                                       __________________, 19__


Fleet Capital Corporation, as Agent
200 Glastonbury Boulevard
Glastonbury, Connecticut 06033

         The undersigned, the chief financial officer of Gulf States Steel, Inc. of Alabama, on behalf of Gulf States Steel, Inc. and Alabama Structural Beam Corp., (collectively, "Borrowers"), gives this certificate to Fleet Capital Corporation ("Agent") in accordance with the requirements of Section 9.1.3 of that certain Loan and Security Agreement dated November 13, 1997, among Borrowers, Agent and the Lenders referenced therein ("Loan Agreement"). Capitalized terms used in this Certificate, unless otherwise defined herein, shall have the meanings ascribed to them in the Loan Agreement.

              1. Based upon my review of the balance sheets and statements of income of Borrowers and their Subsidiaries for the [Fiscal Year] [quarterly period] ending __________________, 19__, copies of which are attached hereto, I hereby certify that:

                   (a) Consolidated Adjusted Tangible Net Worth is
              $____________;

                   (b) Capital Expenditures during the period and for the Fiscal
              Year to date total $_________ for Borrowers.

              2. No Default exists on the date hereof, other than:
__________________________________________________________________ [if none, so state]; and

              3. No Event of Default exists on the date hereof, other than __________ ____________________________________________________ [if none, so state].

              4. As of the date hereof, each Borrower is current in its payment of all accrued rent and other charges to Persons who own or lease any premises where any of the Collateral is located, and there are no pending disputes or claims regarding any Borrower's failure to pay or delay in payment of any such rent or other charges.

                             Very truly yours,

                             GULF STATES STEEL, INC. OF ALABAMA

                             By:
                                -------------------------------------------

                             Name:
                                  -----------------------------------------
                                  Chief Financial Officer

                                    EXHIBIT E
                                    ---------



                           OPINION LETTER REQUIREMENTS


         With respect to each Borrower, Borrowers' counsel's opinion letter should address the following in a manner satisfactory to Agent:

1. Each Borrower's due incorporation, valid existence, good standing and qualification as a foreign corporation.

2. Corporate name of each Borrower.

3. Each Borrower's corporate power to execute, deliver and perform the Loan Documents.

4. Each Borrower's due authorization to execute, deliver and perform the Loan Documents, and its due execution and delivery thereof.

5. Each Borrower's execution, delivery and performance of the Loan Documents do not (a) violate the articles or bylaws, (b) cause a breach or default under any agreement, including the Indenture (c) violate any law, regulation, judgment or order, or (d) result in or require a Lien or other encumbrance other than in favor of Agent.

6. The number of issued and outstanding shares of stock of each Borrower.

7. The Loan Documents as legal, valid and binding obligations, enforceable against all Obligors in accordance with their respective terms, subject to standard bankruptcy and other creditor's rights and equity exceptions.

8. Counsel's lack of knowledge of litigation or other proceedings, except as disclosed in Loan Agreement.

9. Absence of any registration, filing, consent or approval requirement of governmental authority in connection with the execution, delivery and performance of the Loan Documents.

10. Non-violation by the Loan Documents of any Applicable Laws relating to interest or usury.

11. Due payment of all applicable taxes and fees required to be paid in connection with the Loans, the Loan Documents, UCC-1 financing statements and other Security Documents.

12. Creation in favor of Agent of a duly perfected security interest in the Collateral described in the Security Documents.

13. Absence of violation of Section 7 of the Securities Exchange Act of 1934, as amended, any regulations issued pursuant thereto, or regulations G, T, U and X of the Board of Governors of the Federal Reserve System, by the transactions contemplated by the Loan Documents.

14. Absence of requirement under the laws of applicable states for Agent or Lenders to qualify in such states to enter into or enforce the provisions of the Loan Documents.

                                    EXHIBIT F
                                    ---------


                        FORM OF ASSIGNMENT AND ACCEPTANCE
                        ---------------------------------


                            Dated as of ______, 19__



         Reference is made to the Loan and Security Agreement dated November __, 1997 (at any time amended, the "Loan Agreement"), among Gulf States Steel, Inc. of Alabama, ("GSS"), and Alabama Structural Beam Corp., ("ASB;"), GSS and ASB being referred to collectively as "Borrowers," and individually as a "Borrower"), FLEET CAPITAL CORPORATION, in its capacity as agent ("Agent") for the financial institutions from time to time party to the Loan Agreement ("Lenders"), and Lenders. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Loan Agreement.

         ______________________________________ (the "Assignor") and
______________________________________ (the "Assignee") agree as follows:

         1. (A) Assignor hereby assigns to Assignee and Assignee hereby purchases and assumes from Assignor (i) a principal amount of $________ of the outstanding Revolver Loans held by Assignor and $_________ of participations of Assignor in LC Obligations (which amounts, according to the records of Agent, represent _______% of the total principal amount of outstanding Revolver Loans and LC Obligations) and (ii) a principal amount of $__________ of Assignor's Revolver Commitment (which amount includes Assignor's outstanding Revolver Loans being assigned to Assignee pursuant to clause (i) above and which, according to the records of Agent, represents (____%) of the total Revolver Commitments of Lenders under the Loan Agreement); (B) Assignor hereby assigns to Assignee and Assignee hereby purchases and assumes from Assignor (i) a principal amount of $________ of the outstanding Equipment Loans and (ii) a principal amount of $_________ of Assignor's Equipment Loan Commitment (which amount includes Assignor's outstanding Equipment Loans being assigned to Assignee pursuant to clause (i) above and which, according to the records of Agent, represents ________% of the total Equipment Commitments of the Lenders under the Loan Agreement) (the items described in (A) and (B) above being herein collectively referred to as the "Assigned Interests"), together with an interest in the Loan Documents corresponding to the Assigned Interest. This Agreement shall be effective from the date (the "Assignment Effective Date") on which Assignor receives both (x) the principal amount of the Assigned Interest in the Loans on the Assignment Effective Date, if any, and (y) a copy of this Agreement duly executed by Assignee. From and after the Assignment Effective Date, Assignee hereby expressly assumes, and undertakes to perform, all of Assignor's obligations in respect of Assignor's Commitments to the extent, and only to the extent, of Assignee's Assigned Interest, and all principal, interest, fees and other amounts which would otherwise be payable to or for Assignor's account in respect of the Assigned Interest shall be payable to or for Assignee's account, to the extent such amounts have accrued subsequent to the Assignment Effective Date.

         2. Assignor (i) represents that as of the date hereof, the aggregate of its Commitments under the Loan Agreement (without giving effect to assignments thereof, which have not yet become effective) is $__________, and the outstanding balance of its Loans and participations in LC Obligations (unreduced by any assignments thereof, which have not yet become effective) is $__________;
(ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Loan Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Agreement or any other instrument or document furnished pursuant thereto, other than that Assignor is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of Borrowers, the performance or observance by Borrowers of any of their obligations under the Loan Agreement or any of the Loan Documents[; and (iv) attaches the Notes held by it and requests that Agent exchange such Notes for new Notes payable to Assignee and the Assignor in the principal amounts set forth on Schedule A hereto].
                               ----------

         3. Assignee (i) represents and warrants that it is legally authorized to enter into this Assignment and Acceptance; (ii) confirms that it has received a copy of the Loan Agreement, together with copies of the most recent financial statements delivered pursuant to Section 9.1.3 thereof, and copies of such other Loan Documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (iii) agrees that it shall, independently and without reliance upon the Assignor and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Agreement; (iv) confirms that it is eligible to become an Assignee; (v) appoints and authorizes Agent to take such action as agent on its behalf and to exercise such powers under the Loan Agreement as are delegated to Agent by the terms thereof, together with such powers as are incidental thereto;
(vi) agrees that it will strictly observe and perform all the obligations that are required to be performed by it as a "Lender" under the terms of the Loan Agreement and the other Loan Documents; and (vii) agrees that it will keep confidential all information with respect to Borrowers furnished to it by Borrowers or the Assignor to the extent provided in the Loan Agreement.

         4. Assignor acknowledges and agrees that it will not sell or otherwise dispose of the Assigned Interest or any portion thereof, or grant any participation therein, in a manner which, or take any action in connection therewith which, would violate the terms of any of the Loan Documents.

         5. This Agreement and all rights and obligations shall be interpreted in accordance with and governed by the laws of the State of Connecticut. If any provision hereof would be invalid under Applicable Law, then such provision shall be deemed to be modified to the extent necessary to render it valid while most nearly preserving its original intent; no provision hereof shall be affected by another provision's being held invalid.

         6. Each notice or other communication hereunder shall be in writing, shall be sent by messenger, by telecopy or facsimile transmission or by first-class mail, shall be deemed given when sent and shall be sent as follows:

         If to Assignee, to the following address (or to such other address as Assignee may designate from time to time):

                   --------------------------
                   --------------------------

         If to Assignor, to the following address (or to such other address as Assignor may designate from time to time):
                   --------------------------
                   --------------------------
                   --------------------------
                   --------------------------

         Payments hereunder shall be made by wire transfer of immediately available Dollars as follows:

         If to Assignee, to the following account (or to such other account as Assignee may designate from time to time):

                   --------------------------
                   ABA No.
                          -------------------
                   --------------------------
                   Account No.
                              ---------------
                   Reference:
                             ----------------------

         If to Assignor, to the following account (or to such other account as Assignor may designate from time to time):

                   --------------------------
                   --------------------------
                   ABA No.
                          -------------------
                   For Account of:
                                  -----------
                   Reference:
                             ---------------------


         IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Acceptance to be executed and delivered by their respective duly authorized officers, as of the date first above written.


                           ----------------------------------------
                           ("Assignor")

                           By:
                                -----------------------------------

                           Title:
                                   --------------------------------



                           -----------------------------------------
                           ("Assignee")

                           By:
                                ------------------------------------

                           Title:
                                   ---------------------------------

                     SCHEDULE A TO ASSIGNMENT AND ACCEPTANCE
                     ---------------------------------------

                                    EXHIBIT G
                                    ---------

                                 FORM OF NOTICE
                                 --------------


         Reference is made to (i) the Loan and Security Agreement dated
November __, 1997 (at any time amended, the "Loan Agreement"), among Gulf States Steel, Inc. of Alabama, ("GSS"), and Alabama Structural Beam Corp., ("ASB;"), GSS and ASB being referred to collectively as "Borrowers," and individually as a "Borrower"), FLEET CAPITAL CORPORATION in its capacity as agent ("Agent") for the financial institutions from time to time party to the Loan Agreement ("Lenders"), and Lenders, and (ii) the Assignment and Acceptance dated as of ____________, 19__ (the "Assignment Agreement") between __________________ (the
"Assignor") and ____________________ (the "Assignee"). Except as otherwise defined herein, capitalized terms used herein which are defined in the Loan Agreement are used herein with the respective meanings specified therein.

         The Assignor hereby notifies Borrowers and Agent of Assignor's intent to assign to Assignee pursuant to the Assignment Agreement a principal amount of
(i) $________ of the outstanding Revolver Loans and participations in LC Obligations held by Assignor, (ii) $___________ of Assignor's Revolver Commitment (which amount includes the Assignor's outstanding Revolver Loans being assigned to Assignee pursuant to clause (i) above), (iii) $_______________ of the outstanding Equipment Loans held by Assignor, and (iv) $_____________ of Assignor's Equipment Loan Commitment (which amount includes Assignor's outstanding portion of the Equipment Loans being assigned to Assignee pursuant to clause (iii) above), together with an interest in the Loan Documents corresponding to the interest in the Loans and Commitments so assigned. Pursuant to the Assignment Agreement, Assignee has expressly assumed all of Assignor's obligations under the Loan Agreement to the extent of the Assigned Interest (as defined in the Assignment Agreement).

         For purposes of the Loan Agreement, Agent shall deem Assignor's share of the Revolver Commitment and Equipment Loan Commitment to be reduced by $_________ and $__________, respectively, and Assignee's share of the Revolver Commitment and Equipment Loan Commitment to be increased by $_________ and $___________, respectively.

         The address of the Assignee to which notices, information and payments are to be sent under the terms of the Loan Agreement is:

                           ------------------------
                           ------------------------
                           ------------------------
                           ------------------------

         Assignees LIBOR Lending Office address is as follows:


                           ------------------------
                           ------------------------

                           ------------------------
                           ------------------------

         This Notice is being delivered to Borrowers and Agent pursuant to
Section 12.3 of the Loan Agreement. Please acknowledge your receipt of this Notice by executing and returning to Assignee and Assignor a copy of this Notice.

         IN WITNESS WHEREOF, the undersigned have caused the execution of this Notice, as of _________________, 19__.



                                -------------------------------------------
                                ("Assignor")

                                By:
                                    ---------------------------------------
                                Title:
                                       ------------------------------------


                                -------------------------------------------
                                ("Assignee")

                                By:
                                    ---------------------------------------
                                Title:

                                --------------------------


ACKNOWLEDGED AND AGREED TO
AS OF THE DATE SET FORTH ABOVE:

BORROWERS:
---------

GULF STATES STEEL, INC. OF ALABAMA


By:
   ----------------------------
Title:
      -------------------------


ALABAMA STRUCTURAL BEAM CORP.

By:
   ----------------------------
Title:
      -------------------------

                    [Signatures continued on following page]

FLEET CAPITAL CORPORATION,
as Agent


By:
   ----------------------------
Title:
      -------------------------

                                 SCHEDULE 7.1.1


                               BUSINESS LOCATIONS



        1. Borrowers currently has the following business locations, and no others:

         Chief Executive Office: 174 South 26th Street, Gadsden, Alabama 35904

         Other Locations:          none

        2. Borrowers maintain their books and records relating to Accounts and General Intangibles at:

         174 South 26th Street, Gadsden, Alabama 35904

        3. Borrowers have had no office, place of business or agent for process located in any county other than as set forth above.

        4. Each Subsidiary currently has the following business locations, and no others:

         Chief Executive Office:    N/A

         Other Locations:

        5. Each Subsidiary maintains its books and records relating to Accounts and General Intangibles at:

         N/A

        6. Each Subsidiary has had no office, place of business or agent for process located in any county other than as set forth above, except:

         N/A

        7. The following bailees, warehouseman, similar parties and consignees hold inventory of a Borrower or one of its Subsidiaries:


Name and Address of Party        Nature of Relationship      Amount of Inventory*          Owner of Inventory
-------------------------        ----------------------      --------------------          ------------------
Hanna Steel Corp.                Steel processing and        886,034.72                    G.S.S
3001 Hickory Street              warehousing
Gadsden, AL 35902

Feralloy Corporation             Steel processing and        866,095.24                    G.S.S.
100 Finloy Avenue                warehousing
Birmingham, AL 35204

Doublecote                       Steel processing and                                      G.S.S.
P.O. Box 7394                    warehousing
Jackson, MS 39282

National Material Company        Steel processing and        104,250.23                    G.S.S.
3731 Amy Lynn Drive              warehousing
Nashville, TN 37218

Hanna Steel Corporation          Steel processing and        9,822.97                      G.S.S.
3812 Commerce Avenue             warehousing
Fairfield, AL 35064

Steel Service Company            Steel processing and        1,901.22                      G.S.S.
325 Lower Boundary Street        warehousing
Macon, GA 31208

Chatham Steel                    Steel processing and                                      G.S.S.
101 Pratt Highway                warehousing
Birmingham, AL 35214

Southeastern Metal Process       Steel processing and        88,030.47                     G.S.S.
Route 3, Box 258                 warehousing
Winder, GA 30680

Olympia Metals, Inc.             Steel processing and        7,288.01                      G.S.S.
Blair Bend Drive                 warehousing
Loudon, TN 37774

Smith Water Products Co.         Steel processing and        161,286.83                    G.S.S.
Highway No. 1 North              warehousing
McBee, SC 29101

*As of September 30, 1997 (Note:  Amount may vary from time to time).

A.O. Smith Water Products Co.    Steel processing and        92,526.04                     G.S.S.
401 Frederick Road               warehousing
El Paso, TX 79905

Toledo Pickling & STL Sales      Steel processing and                                      G.S.S.
P.O. Box 3395, Station C         warehousing
Toledo, OH 43607-4467

Voss Clark                       Steel processing and        575,435.92                    G.S.S.
701 Loop Road                    warehousing
Jeffersonville, IN 47130

Southern Coil                    Steel processing and        16,794.11                     G.S.S.
P.O. Box 232                     warehousing
Fairfield, AL 35064

Piper Industries                 Steel processing and        142,053.48                    G.S.S.
P.O. Box 1557                    warehousing
Greenville, MS 38701

Chicago Steel                    Steel processing and        147,660.24                    G.S.S.
700 Chase Street                 warehousing
Gary, IN 46404

Alabama State Docks              Unload ocean vessels and    3,717,790                     G.S.S.
P.O. Box 1588                    store iron ore
Mobile, AL 36633

American Commercial Marine       Steel shipping              37,400.00                     G.S.S.
Service                          (barge loading)
P.O. Box 547
Gunterville, AL 35976

Steel Tech, Inc.                 Steel processing            11,724.19                     G.S.S.
P.O. Box 43339
Louisville, KY 40253

Liberty Steel                    Steel processing            71,612.62                     G.S.S.
P.O. Box 135
Canton, TN 38717


Cargill Ind                      Steel processing              5,703.66              G.S.S.
600 Cowan Street
Nashville, TN 37207-5620

*

                                 SCHEDULE 8.1.1


                        JURISDICTIONS IN WHICH BORROWERS
                               AND EACH SUBSIDIARY
                          IS AUTHORIZED TO DO BUSINESS



    Name of Entity                                  Jurisdictions
    --------------                                  -------------
      GSS                                           Alabama
      ASB                                           Alabama

                                 SCHEDULE 8.1.4

                                CAPITAL STRUCTURE


        1. The classes and number of authorized shares of Borrowers and each Subsidiary and the record owner of such shares are as follows:

Borrower:
--------

      Class of Stock        Number of Shares                         Record Owners           Number of Shares
      --------------        Issued and Outstanding                   -------------           Authorized but Unissued
                            ----------------------                                           -----------------------
 Common                     3,610,000                       GSS Holding Corp.                390,000


Subsidiaries:


      Class of Stock        Number of Shares                         Record Owners           Number of Shares
      --------------        Issued and Outstanding                   -------------           Authorized but Unissued
                            ----------------------                                           -----------------------
 Common                     100                             Gulf States Steel, Inc. of       2,900
                                                            Alabama


        2. The number, nature and holder of all other outstanding Securities of Borrowers and each of their Subsidiaries are as follows:

        Holders of Notes under Indenture hold Warrants to purchase 190,000 shares of common stock of GSS.


        3. The correct name and jurisdiction of incorporation of each of the Subsidiaries of Borrowers and the percentage of its issued and outstanding shares owned by a Borrower are as follows:

         N/A


                    Name                      Jurisdiction of Incorporation               Percentage of Shares
                    ----                      -----------------------------               Owned by Borrower
                                                                                          -----------------
         N/A

        4. The name of each of each Borrower's corporate or joint venture Affiliates and the nature of the affiliation are as follows:

                           GSS Holding Corp. - Parent

                                SCHEDULE 8.1.5


                                CORPORATE NAMES


        1. Each Borrower's correct corporate name, as registered with the Secretary of State of the State of its state of incorporation, is:

        Borrower                              State
        --------                              -----

        Gulf States Steel, Inc. of Alabama    Alabama
        Alabama Structural Beam Corp.         Alabama


        2. In the conduct of its business, Borrowers have used the following names:

        Gulf State Steel Acquisition Corp.    Alabama Structural Beam
        GSS Acquisition Corp.                 Acquisition Corp. ASB Acquisition
                                              Corp.

        3. Each Subsidiaries' correct corporate name, as registered with the Secretary of State of the State of its incorporation, is:

               N/A


        4. In the conduct of its business, each Subsidiary has used the following names:

               N/A

                                SCHEDULE 8.1.12

                              SURETY OBLIGATIONS

                                     None.

                                SCHEDULE 8.1.13


           TAX IDENTIFICATION NUMBERS OF BORROWERS AND SUBSIDIARIES




Borrowers' Tax ID Numbers are as follows:

                  Name of Borrower                     Tax ID Number
                  ----------------                     -------------
                  GSS                                  63-1141013
                  ASB                                  63-1141014



                  Name of Subsidiary                   Tax ID Number
                  ------------------                   -------------

                  N/A

                                SCHEDULE 8.1.15

                 PATENTS, TRADEMARKS, COPYRIGHTS AND LICENSES

        1. Under Trademark Agreement with LTV Steel Co., Ltd., Borrowers may use the following trademarks on a nonexclusive, royalty-free basis.

Trademark                   Status    Product
---------                   ------    -------
     DURA-FORM                 R      Formable atomospheric-resistant steel sheet

     DURA-PLATE                R      Formable atomospheric-resistant steel sheet

     GREEN DOT                 R      Hot dip galvanized steel sheets

     MAXT-FORM                 R      High strength, low alloy steels

     MA-50                     -      Micro-alloyed, high strength, low alloy steels

     REPUBLIC       35         -

                    50         -

                    60         -

                    70         -

                    80         -

                    A-441      -

                    M          -

REPUBLIC            P45        -      Hot rolled, high strength, low alloy sheet and strip

                    P50        -

                    P55        -

REPUBLIC            100-AR            Abrasion resistant steel plate

------------------------------

R denotes registered trademark
- denotes unregistered trademark

Trademark                   Status    Product
---------                   ------    -------
   RN                          -      Renitrogenized high strength, cold rolled steels

ULTIMET                        -      Ladle metallergy steel products

X-42-W                         -      High strength, low alloy steels

X-45-W                         -

X-50-W                         -

X-55-W                         -

X-60-W                         -

X-65-W                         -

X-70-W                         -

X-80-W                         -      As rolled high strength, low

X-90-W                         -      alloy bar and plate

X-100-W                        -

------------------------------

R denotes registered trademark
- denotes unregistered trademark


2. Under a Patent Agreement with LTV, Borrowers may use the following patents on a nonexclusive, royalty-free basis.

   Pat No.Issued     Inventor                  Title
   -------------     -------                   -----
   3,552,5891-5-71   S.W. Wheeler              Process for Maintaining Pressure Tight Seal on
                                               Blase Furnace Bell

   3,783,0401-1-74   J.B. Ballance et al.      Low Carbon High Strength Steel

   3,912,34510-14-75 H.C. Overton              Bearing Chocking Assembly for Mill Rolls

   3,920,23011-18-75 J.C. Murphy               Blast Furnace Fuel Injector Land

   3,966,2826-29-76  H.C. Overton              Bearing Chocking Assembly for Mill Rolls

   4,041,8958-16-77  H.C. Overton et al.       Coating Thickness and Distribution Control

   4,101,7537-18-78    G.H. Buff et al.          Flash Welding Apparatus and Method

   4,235,59311-25-80   W.H. Malone               Blast Stove

   4,290,7519-22-81    W.H. Malone et al.        Blast Furnace Stove

   4,294,43210-13-81   M.J. Blair et al.         Method and Apparatus for Cooling BOF Hood
                                                 Paneling

   4,346,1298-24-82    C.E. Docker et al.        Method and Apparatus for Thickness Control of a
                                                 Coating

   4,376,2423-8-83     G.E. Buff et al.          Flash Welding Apparatus and Method

   4,397,6988-9-83     A.T. Davenport et al.     Method of Making As-Hot-Rolled Plate

   4,418,10011-29-83   J.L. Bedwell et al.       Apparatus and Method for Reducing Spangle in
                                                 Galvanize Products

   4,465,1178-14-84    C.G. Mason                Ingot Mold Shields

   4,534,0028-6-85     R.G. Urban                Method and Apparatus to Optimize Cut Lengths of
                                                 Material

                                  Applications
                                  ------------

   Dkt. 82.51          Hurtuk D.J. et al.        Compacted Graphite Ingot

                                SCHEDULE 8.1.18

             CONTRACTS RESTRICTING BORROWERS' RIGHT TO INCUR DEBTS

        Contracts that restrict the right of a Borrower to incur Debt:


        Title of Contract         Identity of Parties            Nature of Restriction           Term of Contract
        -----------------         -------------------            ---------------------           ----------------
 Indenture                        GSS, State Street              Limitation on Permitted         April 15, 2003
                                  Bank, as Trustee               Indebtedness

                                SCHEDULE 8.1.19

                                  LITIGATION

         Thyssen Stahl Aktiengesefschaft, a German company ("Thyssen"), had sent several letters to Borrowers' predecessors in interest claiming infringement on several patents which it owns. Thyssen has not requested any specific amount of damages. No correspondence has been received from Thyssen since 1989.

         The Borrowers are not a party to any other significant pending legal proceedings other than litigation incidental to its business which the Borrowers believe not materially affect its financial position or results of operation, as follows:

                               Litigation Status
                  Worker's Compensation Claims in Litigation

William White vs. GSS
---------------------

Attorney                   Leon Garmon
Date of Injury             5-21-87 Shoulder injury 12% upper extremity
                             rating
Date of Injury             8-27-92 Right knee injury (total knee
                             replacement)
Work Status                Retired 1993

David F. Smith
--------------

Attorney                   Leon Garmon
Date of Injury             10-11-92 Back injury - three back surgeries
Rating                     10% whole person
Vocational Rating          31%-45%
Work Status                Released to return to work with restriction.
                             Mr. Smith is receiving Social security
                           Disability and claims he is 100%.

Trial is set for October 15, 1997

Larry Pankey
------------

Attorney                   Clarence Rhea
Date of Injury             11-25-93 - Head injury
Rating                     0% whole person
Work Status                Released to return to full work.  Mr. Pankey claims
                             he is 100% disabled.

Trial is set for October 1, 1997. Mr Pankey's claim of disability was presented to a Grand Jury for Workers' Compensation Fraud on September 5, 1997. No notice has been given on an indictment.

Truman Wright
-------------

Attorney                   Gary Bone
Date of Injury             12-31-91 - Right knee - 2 surgeries
Date of Injury             02-18-94 - Left knee - 1 surgery
Rating Right Knee          3% whole person
Rating Left Knee           7% lower extremity

Work Status                Currently working full duty

Currently negotiating settlement.

John Isom
---------

Attorney                   Richard Rhea
Date of Alleged Injury     03-06-95 - Right knee
Rating                     0%
Work Status                Currently working full duty

Claim was denied based on Mr. Isom's history of Osgood Schlatter's disease. Case was heard August 8, 1997, currently pending Court's decision.

Joe Morgan
----------

Attorney                   Jay Stover
Date of Injury             9-26-95 - Right knee - 1 surgery
Rating                     2% lower extremity
Work Status                Currently working full duty

Mr. Morgan disputes impairment rating.

Jimmy Crocton
-------------

Attorney                   Gary Bone
Date of Injury             09-01-95 - Burn to face
Rating                     5% lower extremity
Work Status                Currently working full duty

We believe the Alabama Worker's Compensation Law does not provide for Permanent Partial Disability aware for Mr. Crocton's injury.

Margaret Miller
---------------

Attorney                   Marcus Reid
Date of Injury             09-18-95 - Back and Hip Pain - pending back
                             surgery
Rating                     Currently 0%
Work Status                Currently out of work for Personal Illness.

This claim was just recently filed and is in the discovery process. Borrowers are informed that an additional worker's compensation complaint was filed by Cecil Foster, which has not been served on Borrowers.

Total (12)

Ronald Phillips
---------------

Attorney                   David Kimberly
Date of Alleged Injury     04-04-95 - Hand and neck pain - Cervical fusion
Rating                     10% whole person
Work Status                Currently working full duty

Mr. Phillips alleges his cervical problems relate to his date of injury. GSS denies cervical problems are related to his reported injury.

Doris Burchfield
----------------

Attorney                   David Kimberly
Date of Alleged Injury     02-06-97 - Fracture to foot
Rating                     0%
Work Status                Currently working full duty

Both of these claims were denied based on Ms. Burchfield's history of Lupus Disease. Investigation causes us to believe her injuries did not arise from and on-the-job injury.

Harold Mason
------------

Attorney                   Tammy Parris
Date of Alleged Injury     1-31-97 - Back Pain
Rating                     0%
Work Status                Currently working full duty

Investigation of alleged injury showed no injury relating to his job.

Larry Simpson
-------------

Attorney                   Dan King
Date of Injury             5-13-95 - Knee- Back - surgery knee and back
Rating                     14% whole person
Work Status                Released to return to work with restrictions.
                             Mr. Simpson alleges 100% disabled.

This case also involves a claim of negligence and intentional wrongful action against GSS and a second defendant Gadsden Rehabilitation Center. Mr. Simpson alleges his back injury occurred during a test performed by Gadsden Rehabilitation.

                    General Liability Claims in Litigation

Kenneth D. Vest

Attorney                   Robert W. Lee, Jr.
Date of Alleged Injury     09-19-95

Mr. Vest, an employee of Air Products, Inc., claims serious bodily injuries, due to negligence of GSS. As Mr. Vest was leaving the Praxair Plant, a Locomotive Engine struck his truck. Mr. Vest has also named the Train Operator and Praxair in his complaint. This case is currently in the discovery process. GSS does not believe that it has liability in this case.

Gerald Connel

Attorney                   Ted L. Mann
Date of Injury             03-20-95 - Right Hand

Mr. Connell is employed by ASB and was paid a Worker's Compensation for his injuries. Mr. Connell alleges that GSS was the principal and master of ASB and retained and exercised the right to control the methods employed by ASB in the execution of its work. This case is not suspected to have a Material Adverse Effect. Trial is set for November 17, 1997.

EMPLOYMENT PRACTICES LITIGATION
-------------------------------

PATRICIA C. TALLENT
EEOC Charge Filed 8-23-96
-------------------------

Tallent, a White Female, was a General Electrician assigned to the Hot Strip Mill. Tallent claimed to have sustained a work related injury on 9-20-95 which twisted her knees when she fell. Tallent had surgery performed on both knees and has continued to have a lot of problems involving pain and swelling in trying to perform the job of General Electrician. Her treating Physician placed restrictions on Tallent which prevented her from performing the General Electrician job. Tallent has been assigned to Labor which does not violate her restrictions. Tallent is claiming Discrimination because of her disability in being assigned to Labor. Company Response made to EEOC on September 10, 1996. The claimant requested "Notice Of Right To Sue." EEOC issued "Notice Of Right To Sue" on May 9, 1997. Claimant exercised her Right to Sue on 7-24-97. Company field its answer to the suite on 8-12-97.

BECKY B. BAKER
EEOC Charge Filed 11-13-96
--------------------------

Becky B. Baker, a Black Female, age 38, is employed as a Pool Laborer, currently assigned to the Cold Strip Mill. Ms. Baker was accepted on a bid for an Electrical Crane Learner vacancy on 6-10-96 and subsequently disqualified due to her unsafe and inefficient operation. Thereafter, Ms. Baker was assigned to the Labor Pool as a Bathhouse Janitor, which she refused to perform and was suspended. The suspension was converted to discipline and Ms. Baker was assigned to the Cold Strip Mill Pool. Baker is claiming discrimination because of her Race and Sex by disqualifying her from further training as Crane Learner, Harassment by Company Officials in the performance of her duties and laid off from her position as Laborer. Company Response made to EEOC on December 9, 1996. EEOC Determination not received.

ERIC E. BUSH
EEOC Charge Filed 3-27-97
-------------------------

Eric E. Bush, a Black Male, age 32, continuous service date of 9-12-89, was assigned to the occupation of Ladleman in the Melt Shop Department. Mr. Bush has had a history of poor attendance for several years which has resulted in his being warned and disciplined, including being provisionally discharged on two different occasions. Bush was discharged a third time on October 28, 1996, which resulted in Grievance GSS-1474 and Arbitration of the matter, January 29, 1997, with the Arbitrator ruling in the Company's favor by denying the Grievance. Bush is claiming Discrimination because of his Race claiming White co-workers have been treated differently by being allowed to work even when their infractions were much more severe. Company response made to EEOC on April 28, 1997. EEOC Determination not received.

QUENTIS G. MORRISON
EEOC Charge Filed 6-24-97
-------------------------

Quentis G. Morrison, a White Male, age 61, currently assigned to the Teleprinter Operator occupation in the Clerical Union. Morrison was regressed form a supervisory position in the Transportation Department effective 5-5-91, to the Clerical Bargaining Unit due to a reduction in force. Morrison claims discrimination because of his age by the Company not offering him a promotion to supervisor. The Company has filled a supervisory position in the Transportation Department on a temporary basis with an employee, age 27. Company response made to EEOC on 7-16-97.

                                SCHEDULE 8.1.21

                       CAPITALIZED AND OPERATING LEASES



Borrowers and their Subsidiaries have the following capitalized leases:

       Lessee                     Lessor                         Term of Lease                   Property Covered
       ------                     ------                         -------------                   ----------------
 GSS                              Hewlett Packard                various expirations under       Computers, Software
                                                                 Master Lease                    Peripherals

 GSS                              Keibler Thompson               monthly                         Model KT-40
                                                                 30 day notice                   Track Machine

 GSS                              Keibler Thompson               monthly                         Model KT-40
                                                                 30 day notice                   Track Machine

 GSS                              Premier Services               12/15/97                        Laser Profiler

 GSS                              Tractor & Equipment            11/10/99                        PPM Model CN128
                                                                                                 Crane S/S 57023

 GSS                              Tractor & Equipment            11/10/99                        Komatsu Loader
                                                                                                 S/N A50007

 ASB                              Taylor Equipment               12/1/97                         Forklift Y36W0S

 ASB                              Regions Bank                   9/16/02                         Forklift SW1 26357

 GSS                              Midwest Leasing                8/1/04                          Turbogenerator

                                SCHEDULE 8.1.22

                                 PENSION PLANS


Borrowers and their Subsidiaries have the following Plans:

Profit-Sharing Plan

     In connection with its collective bargaining agreement with the USWA, the Borrowers have a profit-sharing plan for certain salaried employees whereby the Borrowers contribute 9.75% for income before taxes, extraordinary items and certain other defined adjustments.

Hourly employees defined contribution pension.

     The Borrowers have a defined contribution pension plan for hourly employees. As of 4/1/97, the contribution rate is $.70 per hour worked.

Hourly and salary employees retiree health benefit plan

     As of 10/31/97, the company had an unfunded benefit obligation as described in Borrowers 10K.

1995 Parent Stock Option Plan

     Parent's Board of Directors has adopted the 1995 Employee, Director and Consultant Stock Option Plan (the "Parent Stock Option Plan"). The Parent Stock Option Plan provides for the grant of incentive stock options to key employees of Parent's and its subsidiaries (including the Borrowers) and non-qualified stock options to key employees, directors and consultants of Parent and its subsidiaries (including the Borrowers). All of Parent's non-voting Common Stock, par value $.01 per share, has been reserved for issuance under the Parent Stock Option Plan upon the exercise of options. The Parent Stock Option Plan will be administered by the Board of Directors of Parent.

                                SCHEDULE 8.1.24

             COLLECTIVE BARGAINING AGREEMENTS; LABOR CONTROVERSIES


Collective Bargaining Agreements
--------------------------------

     1. Agreement between Gulf States Steel, Inc. of Alabama and United Steelworkers of America and its Local 4382 dated April 1, 1996, setting forth the rates of pay, hours of work and conditions of employment for the office, clerical and technical employees represented by Local 4382.

     2. Agreement between Gulf States Steel, Inc. of Alabama and United Steelworkers of America and its Local 2176 dated April 1, 1996, setting forth the rates of pay, hours of work and conditions of employment for the office, clerical and technical employees represented by Local 2176.

     3. Agreement between Gulf States Steel, Inc. of Alabama and Bricklayers and Allied Craftsmen International Union A.F. L.-C.I.O., acting on behalf of Local No. 11 dated April 1, 1996, setting forth the rates of pay, hours of work an conditions of employment for the bricklayer employees represented by Local No. 11.

     4. Agreement between Alabama Structural Beams, Inc. and United Steelworkers of America dated April 20, 1990, modified as of August 8, 1995, setting forth the rates of pay, hours of work and conditions of employment for the full-time production and maintenance employees.


                              Labor Controversies

                                     None

                                SCHEDULE 9.2.4.

                         TRANSACTIONS WITH AFFILIATES


         1. Payment to Parent to permit Parent to make payments on that certain Note dated April 21, 1995 made by Parent to Gulf States Steel, Inc. (predecessor to GSS) in the original principal amount of $15,000,000, in the event Borrowers EBIT is in excess of $40,000,000.

         2. Payments to Parent to enable Parent to redeem securities from certain management personnel under the Parent's Stock Option Plan upon their termination of employment, death or disability in an amount not to exceed $200,000 annually.

         3. Payments to Parent not to exceed $50,000 per annum to fund operating expenses of Parent.

         4. Payments to Parent pursuant to that certain Tax Sharing Agreement dated April 21, 1995, among Parent and Borrowers.

         5. Payments to Parent for transaction costs incurred in connection with any public equity offering by Parent.

         6. Payments to Spectrum Management Co., Inc. of a management fee of $1,000,000 per annum plus costs and expenses relating to performing management services.

         7. Payments to Hancock Venture Partners of an annual fee of $250,000 per annum plus costs and expenses relating to performing management services.

         8. Payments to Risk Management Services, an affiliate of Borrowers, as compensation for services rendered equal to 15% of the total cost of Borrowers' insurance programs.

         9. Existing loans to certain managers and officers of the Borrowers in an aggregate principal amount of up to $750,000 to finance such managers' and officers' indirect equity investment in Borrowers.

         10. Reasonable fees and expenses and compensation paid to and indemnity provided on behalf of, officers, directors, employees or consultants of GSS and its Subsidiaries in an amount not to exceed $500,000 per annum.

                                SCHEDULE 9.2.5


                                PERMITTED LIENS



                      GULF STATES STEEL, INC. OF ALABAMA


 Secured Party        File No.          Date Filed    Nature of Lien
*Nalco Chemical       B 93-38878 FS     11-08-93      40 gpm automatic
Company "Lessor"                                      deiomization system, (2)
                                                      KD 2000 Assembly.


*Shawmut Bank         B 95-16709 FS     04-21-95      Issued and Outstanding
Connecticut, N.A.,                                    Shares of Capital Stock,
as Trustee                                            all pledged shares
                                                      including all proceeds

*Shawmut Bank          B 95-16710 FS    04-21-95      Equipment; patents,
Connecticut, N.A.,                                    trademarks, copyrights,
as Trustee                                            licenses; issued and
                                                      outstanding; shares of
                                                      capital stock; pledged
                                                      shares, including all
                                                      proceeds

*Shawmut Bank          B 95-16711 FS    04-21-95      Equipment; fixtures
Connecticut, N.A.,
as Trustee

*The CIT               B 96-09262 FS    03-05-96      Specific Equipment and
Group/Equipment                                       all proceeds thereof
Financing, Inc.

*The CIT               B 96-22410 FS    05-28-96      Specific Equipment and all
Group/Equipment                                       proceeds thereof
Financing, Inc.

*Bombardier Capital,   B 96-35730 FS    08-27-96      Undivided 1/8 interest in
Inc.                                                  a certain Learjet
                                                      Model 31A, together
                                                      with (2) two turbofan
                                                      engines subject to a
                                                      security Agreement
                                                      dated and of April 12,
                                                      1996.

*The CIT               B 96-41377 FS    10-02-96      Specific Equipment and all
Group/Equipment                                       proceeds thereof
Financing, Inc.

*GSS, as Consignor     B 95-18254 FS    05-03-95      All inventory consigned
                                                      pursuant to the


                                                      Consignment
                                                      Agreement dated April 21,
                                                      1995.

**Shawmut Bank         15385            04-21-95      Equipment; fixtures
Connecticut, N.A. as
Trustee

**Shawmut Bank         15386            04-21-95      Equipment; patents,
Connecticut, N.A. as                                  trademarks, copyrights,
Trustee                                               licenses

*Hewlett-Packard       B 93-05435 FS     2-17-93      Leased Equipment
Company

*Thompson Tractor Co., B 93-15233 FS      5-3-93      Caterpillar 988B Wheel
Inc.                                                  Loader w/Heater and AC

*Noranda Sales, Inc.,  B 93-17779 FS     5-20-93      All goods and inventory
"Consignor"                                           delivered on consignment
                                                      to consignee.

*Key Machinery Co.,    B 93-26029 FS     7-26-93      (1) new case 1840
Inc.; Case Credit                                     Uniloader
"as Assignee"

*Thompson Tractor Co., B 93-30902 FS      9-2-93      (1) new Caterpillar Lift
Inc.                                                  truck and proceeds.

*Icemakers, Inc.       B 93-34576 FS     10-4-93      Scotsman Ice Machine
                                                      Model # LM 500AE-1D-SP
                                                      Scotsman Ice Bin
                                                      Model # HTB 500-7L-SP

*Hewlett-Packard       B 93-35882 FS    10-13-93      Leased Equipment
Company

*Thompson Tractor Co,  B 93-39100 FS     11-8-93      Caterpillar 769C truck
Inc.                                                  w/AC tires, electronic
                                                      traction aid, and
                                                      proceeds.

*Shaw Equipment Co.    B 93-42627 FS     12-9-93      United Tow tractor
                                                      Model # SM-120D

* filed with Alabama Secretary of State
** filed with Etowah County, Alabama



*Icemakers, Inc.       B-94 02137 FS      1-19-94     (1) Scotsman Ice Machine
                                                      #CM500AE-1
                                                      (1) Scotsman Ice Bin #EB60

*Icemakers, Inc.       B 94-04133 FS       2-7-94     (1) Scotsman Ice Machine
                                                      #CM500AE-1E
                                                      (1) Scotsman Ice Bin
                                                      #BH550S-SP

*Icemakers, Inc.       B 94-05198 FS      2-14-94     (1) Scotsman Ice Machine
                                                      #CM250AE
                                                      (1) Scotsman Ice Bin
                                                      #HTB350

*Icemakers, Inc.       B 94-11425 FS       4-1-94     (1) Scotsman Ice Machine
Compass Bank, as                                      #CM250AE
 "Assignee"                                           (1) Scotsman Ice Bin
                                                      #HTB500

*Icemakers, Inc.       B 94-12657 FS      4-11-94     (1) Scotsman Ice Machine
                                                      #DC33A-1W

*Icemakers, Inc.       B 94-21838 FS      6-15-94     (1) Scotsman Ice Machine
                                                      #CM250AE-1E
                                                      (1) Scotsman Ice Bin
                                                      #HTB350-7L

*Icemakers, Inc.       B 94-26313 FS      7-18-94     (1) Scotsman Ice Machine
                                                      #CM250AE-1-7Z
                                                      (1) Scotsman Ice Bin
                                                      #HTB350-7L

*Reactive Metals &     B 94-27648 FS      7-26-94     (1) Injector w/control
Alloys Corporation,                                   panel
"Owner"; Congress                                     (1) Fruehauf Storage
Financial Corporation,                                trailer
as "Assignee"                                         (1) Leco

*Key Machinery Co.,    B 94-33284 FS       9-6-94     1840 Uniloader
Inc.

*Icemakers, Inc.       B 94-40291 FS     10-24-94     (1) AC25 MAE-1-7L

*Icemakers, Inc.       B 95-02201 FS      1-17-95     (1) HC400SAE-6A-AD
                                                      (1) EB60

*Thompson Tractor Co., B 95-13576 FS       4-3-95     (1) Caterpillar Lift
Inc.                                                  Truck with accessories
                                                      and proceeds.

*Icemakers, Inc.       B 95-19694 FS      5-12-95     (1) CME250AE-1A
                                                      (1) HTB350

*Icemakers, Inc.       B 95-19695 FS      5-12-95     (1) AF300A-1

*Icemakers, Inc.       B 95-25230 FS      6-19-95     (1) Scotsman Ice Machine
                                                      #SCEMOA-1A

*Icemakers, Inc.       B 95-50680 FS     12-13-95     (1) Scotsman Ice Machine
                                                      #AC25SAE-1

*Icemakers, Inc.,      B 95-                          (1) CM250WE-1



Compass Bank of the    50689 FS         12-13-95      (1) BH550S
South, as "Assignee"

*Icemakers, Inc.       B 95-50691 FS    12-13-95      (1) CME500AE-1A
                                                      (1) HTB 500

*Xerox Corp.           B 96-02309 FS     1-17-96      Leased Equipment

*Hewlett-Packard,      B 96-18296 FS     4-26-96      Leased Equipment
Company "Lessor"                                      together with all
                                                      proceeds.

*Icemakers, Inc.       B 96-24747 FS     6-11-96      (1) Scotsman Ice Machine
Compass Bank of the                                   #SCE170A-1A
South, as "Assignee"

*Icemakers, Inc.       B 96-24751 FS    06-11-96      (1) Scotsman Ice Machine
Compass Bank of the                                   #CME250AE-1A
South, as "Assignee"                                  (1) Scotsman Ice Bin
                                                      #HTB250

*Icemakers, Inc.       B 96-30272 FS    07-19-96      (1) Scotsman Ice Machine
                                                      #CM250AE-1E
                                                      (1) Scotsman Ice Bin
                                                      #K500DS

*Icemakers, Inc.       B 96-30273 FS    07-19-96      (1) Scotsman Ice Machine
                                                      #CM450WE-32E
                                                      (1) Scotsman Ice Bin
                                                      #HTB250

*Icemakers, Inc.       B 96-30274 FS    07-19-96      (1) Scotsman Ice Machine
                                                      #CME500AE-1A
                                                      (1) Scotsman Ice Bin
                                                      #HTB350

*Icemakers, Inc.       B 96-30275 FS    07-19-96      (1) Scotsman Ice Machine
                                                      #MC30MAE-31A
                                                      (1) Scotsman Ice Bin
                                                      #EB60

*Icemakers, Inc.       B 96-30276 FS    07-19-96      (1) Scotsman Ice Machine
                                                      #CM650AE-32
                                                      (1) Scotsman Ice Bin
                                                      #HTB650

*Icemakers, Inc.       B 96-30277 FS    07-19-96      (1) Scotsman Ice Machine
                                                      #CM650AE-32
                                                      (1) Scotsman Ice Bin
                                                      #BH250

*Icemakers, Inc.       B 96-30278 FS    07-19-96      (1) Scotsman Ice Machine
                                                      #CM250AE-1
                                                      (1) Scotsman Ice Bin
                                                      #BH350

*Icemakers, Inc.       B 96-30279 FS    07-19-96      (1) Scotsman Ice Machine
                                                      # CM250AE-1
                                                      (1) Scotsman Ice Bin
                                                      #HTB500

*Icemakers, Inc.       B 96-30280 FS    07-19-96      (1) Scotsman Ice Machine
                                                      #HC400SAE-6A
                                                      (1) Scotsman Ice Bin
                                                      #EB60

*Icemakers, Inc.       B 96-30281 FS    07-19-96      (1) Scotsman Ice Machine
                                                      #CME250AE-1A
                                                      (1) Scotsman Ice Bin
                                                      #HTB350

*Icemakers, Inc.       B 96-30282 FS    07-19-96      (1) Scotsman Ice Machine
                                                      #MC30MAE-31A
                                                      (1) Scotsman Ice Bin
                                                      #EB60

*Icemakers, Inc.       B 96-30283 FS    07-19-96      (1) Scotsman Ice Machine
                                                      #CM250AE-1
                                                      (1) Scotsman Ice Bin
                                                      #EB60


*Icemakers, Inc.       B 96-30284 FS    07-19-96      (1) Scotsman Ice Machine
                                                      #MC30MAE-31
                                                      (1) Scotsman Ice Bin
                                                      #EB60

*Icemakers, Inc.       B 96-30285 FS    07-19-96      (1) Scotsman Ice Machine
                                                      #MC30MAE-31A
                                                      (1) Scotsman Ice Bin
                                                      #EB60

*Icemakers, Inc.       B 96-30286 FS    07-19-96      (1) Scotsman Ice Machine
                                                      #CM250AE-1
                                                      (1) Scotsman Ice Bin
                                                      #HTB350

*Icemakers, Inc.       B 96-30287 FS    07-19-96      (1) Scotsman Ice Machine
                                                      #CM250AE-1
                                                      (1) Scotsman Ice Bin
                                                      #EB60

*Icemakers, Inc.       B 96-30288 FS    07-19-96      (1) Scotsman Ice Machine
                                                      #CM500AE-1
                                                      (1) Scotsman Ice Bin
                                                      #EB60

*Icemakers, Inc.       B 96-30289 FS    07-19-96      (1) Scotsman Ice Machine
                                                      #CME500AE-1A
                                                      (1) Scotsman Ice Bin
                                                      #EB60

*Icemakers, Inc.       B 96-30290 FS    07-19-96      (1) Scotsman Ice Machine
                                                      #MC30MAE-31
                                                      (1) Scotsman Ice Bin
                                                      #EB60

*Icemakers, Inc.       B 96-30291 FS    07-19-96      (1) Scotsman Ice Machine
                                                      #CME500AE-1A
                                                      (1) Scotsman Ice Bin
                                                      #HTB350

*Icemakers, Inc.       B 96-30292 FS    07-19-96      (1) Scotsman Ice Machine
                                                      #CM250AE-1
                                                      (1) Scotsman Ice Bin
                                                      #FB60

*Icemakers, Inc.       B 96-30293 FS    07-19-96      (1) Scotsman Ice Machine
                                                      #MC30MAE-31
                                                      (1) Scotsman Ice Bin
                                                      #EB60

*Icemakers, Inc.       B 96-30294 FS    07-19-96      (1) Scotsman Ice Machine
                                                      #CM500AE-1
                                                      (1) Scotsman Ice Bin
                                                      #BH5505

*Icemakers, Inc.       B 96-30295 FS    07-19-96      (1) Scotsman Ice Machine
                                                      #MC30MAE-31
                                                      (1) Scotsman Ice Bin
                                                      #EB60

*Icemakers, Inc.       B 96-30296 FS    07-19-96      (1) Scotsman Ice Machine
                                                      #CM500AE-1E
                                                      (1) Scotsman Ice Bin
                                                      #BH5505

*Icemakers, Inc.       B 96-30297 FS    07-19-96      (1) Scotsman Ice Machine
                                                      #MC30MAE-31
                                                      (1) Scotsman Ice Bin
                                                      #EB60

*Icemakers, Inc.       B 96-30298 FS    07-19-96      (1) Scotsman Ice Machine
                                                      #CM500AE-1D
                                                      (1) Scotsman Ice Bin
                                                      #HTB500

*Icemakers, Inc.       B 96-30299 FS    07-19-96      (1) Scotsman Ice Machine
                                                      #CM500WE-1
                                                      (1) Scotsman Ice Bin
                                                      #HTB500

*Icemakers, Inc.       B 96-30300 FS    07-19-96      (1) Scotsman Ice Machine
                                                      #MC30MAE-31
                                                      (1) Scotsman Ice Bin
                                                      #60B

*Icemakers, Inc.       B 96-30301 FS    07-19-96      (1) Scotsman Ice Machine
                                                      #CM250AE-1
                                                      (1) Scotsman Ice Bin
                                                      #HTB350

*Icemakers, Inc.       B 96-30302 FS    07-19-96      (1) Scotsman Ice Machine
                                                      #MC30MAE-31
                                                      (1) Scotsman Ice Bin
                                                      #60B

*Icemakers, Inc.       B 96-30303 FS    07-19-96      (1) Scotsman Ice Machine
                                                      #MC30MAE-31
                                                      (1) Scotsman Ice Bin
                                                      #60B

*Icemakers, Inc.       B 96-30304 FS    07-19-96      (1) Scotsman Ice Machine
                                                      #CME256AE-1A
                                                      (1) Scotsman Ice Bin
                                                      #HTB350

*Icemakers, Inc.       B 96-30305 FS    07-19-96      (1) Scotsman Ice Machine
                                                      #CM250AE-1
                                                      (1) Scotsman Ice Bin
                                                      #BH250

*Icemakers, Inc.       B 96-30306 FS    07-19-96      (1) Scotsman Ice Machine
                                                      #MC30MAE-31
                                                      (1) Scotsman Ice Bin
                                                      #EB60

*Icemakers, Inc.       B 96-30307 FS    07-19-96      (1) Scotsman Ice Machine
                                                      #CM250AE-1
                                                      (1) Scotsman Ice Bin
                                                      #HTB350

*Icemakers, Inc.       B 96-30308 FS    07-19-96      (1) Scotsman Ice Machine
                                                      #AC25MAE-1

*Icemakers, Inc.       B 96-30309 FS    07-19-96      (1) Scotsman Ice Machine
                                                      #CM450AE-32
                                                      (1) Scotsman Ice Bin
                                                      #HTB350

 *Icemakers, Inc.      B 96-30310 FS    07-19-96      (1) Scotsman Ice Machine
                                                      AF300A-1A

*Icemakers, Inc.       B 96-30311 FS    07-19-96      (1) Scotsman Ice Machine
                                                      #CM250AE-1
                                                      (1) Scotsman Ice Bin
                                                      #BH350

*Icemakers, Inc.       B 96-30312 FS    07-19-96      (1) Scotsman Ice Machine
                                                      #CM250AE-1
                                                      (1) Scotsman Ice Bin
                                                      #HTB350

*Icemakers, Inc.       B 96-30313 FS    07-19-96      (1) Scotsman Ice Machine
                                                      #MC30MAE-31
                                                      (1) Scotsman Ice Bin
                                                      #EB40

*Icemakers, Inc.       B 96-30314 FS    07-19-96      (1) Scotsman Ice Machine
                                                      #CM250AE-1
                                                      (1) Scotsman Ice Bin
                                                      #HTB350

*Icemakers, Inc.       B 96-30315 FS    07-19-96      (1) Scotsman Ice Machine
                                                      #CME250AE-1A
                                                      (1) Scotsman Ice Bin
                                                      #HTB250

*Icemakers, Inc.       B 96-30316 FS    07-19-96      (1) Scotsman Ice Machine
                                                      #CM500AE-1
                                                      (1) Scotsman Ice Bin
                                                      #HTB500

*Icemakers, Inc.       B 96-30317 FS    07-19-96      (1) Scotsman Ice Machine
                                                      #CME250WE-1A
                                                      (1) Scotsman Ice Bin
                                                      #BH5505

*Icemakers, Inc.       B 96-30318 FS    07-19-96      (1) Scotsman Ice Machine
                                                      #AC11MAS

*Icemakers, Inc.       B 96-30319 FS    07-19-96      (1) Scotsman Ice Machine
                                                      #AC25SAE-1A

*Icemakers, Inc.       B 96-30320 FS    07-19-96      (1) Scotsman Ice Machine
                                                      #PC33A

*Icemakers, Inc.       B 96-30321 FS    07-19-96      (1) Scotsman Ice Machine
                                                      #CM250AE-1
                                                      (1) Scotsman Ice Bin
                                                      #BH350E

*Icemakers, Inc.       B 96-30322 FS    07-19-96      (1) Scotsman Ice Machine
                                                      #CM250AE-1
                                                      (1) Scotsman Ice Bin
                                                      #HTB350

*Icemakers, Inc.       B 96-30323 FS    07-19-96      (1) Scotsman Ice Machine
                                                      #AC125SAE-1A

*Icemakers, Inc.       B 96-30324 FS    07-19-96      (1) Scotsman Ice Machine
                                                      #CM250AE-1
                                                      (1) Scotsman Ice Bin
                                                      #HTB350

*Icemakers, Inc.       B 96-30325 FS    07-19-96      (1) Scotsman Ice Machine
                                                      #CM250AE-1
                                                      (1) Scotsman Ice Bin
                                                      #HTB350

*Icemakers, Inc.       B 96-30326 FS    07-19-96      (1) Scotsman Ice Machine
                                                      #AC25SAE-1

*Icemakers, Inc.       B 96-30327 FS    07-19-96      (1) Scotsman Ice Machine
                                                      #AC25SAE-1

*Icemakers, Inc.       B 96-30328 FS    07-19-96      (1) Scotsman Ice Machine
                                                      #MF400AE-1
                                                      (1) Scotsman Ice Bin
                                                      #5000SB

*Icemakers, Inc.       B 96-30329 FS    07-19-96      (1) Scotsman Ice Machine
                                                      #CM250AE-1
                                                      (1) Scotsman Ice Bin
                                                      #HTB350

*Icemakers, Inc.       B 96-30330 FS    07-19-96      (1) Scotsman Ice Machine
                                                      #CM250AE-1
                                                      (1) Scotsman Ice Bin
                                                      #HTB350

*Icemakers, Inc.       B 96-30331 FS    07-19-96      (1) Scotsman Ice Machine
                                                      #CM250AE-1
                                                      (1) Scotsman Ice Bin
                                                      #HTB350

*Icemakers, Inc.       B 96-30332 FS    07-19-96      (1) Scotsman Ice Machine
                                                      #CSN1AE-1

*Icemakers, Inc.       B 96-30333 FS    07-19-96      (1) Scotsman Ice Machine
                                                      #DC33A

*Icemakers, Inc.       B 96-30334 FS    07-19-96      (1) Scotsman Ice Machine
                                                      AC25MAE-1

*Icemakers, Inc.       B 96-30335 FS    07-19-96      (1) Scotsman Ice Machine
                                                      #AF300A-1A

*Icemakers, Inc.       B 96-30336 FS    07-19-96      (1) Scotsman Ice Machine
                                                      #SCE170A-1A

*Icemakers, Inc.       B 96-30337 FS    07-19-96      (1) Scotsman Ice Machine
                                                      #SCE170A-1A

*Icemakers, Inc.       B 96-30341 FS    07-19-96      (1) Scotsman Ice Machine
                                                      #CM450WE-32
                                                      (1) Scotsman Ice Bin
                                                      #BH650E

*Icemakers, Inc.       B 96-30342 FS    07-19-96      (1) Scotsman Ice Machine
                                                      #CM650AE-32
                                                      (1) Scotsman Ice Bin
                                                      #EB60

*Icemakers, Inc.       B 96-34523 FS    08-19-96      (1) Scotsman Ice Machine
                                                      #CM250AE-1
                                                      (1) Scotsman Ice Bin
                                                      #HTB350


 *Icemakers, Inc.      B 96-52588 FS    12-16-96      (1) Scotsman Ice Machine
                                                      # CME256AE-1
                                                      (1) Scotsman Ice Bin
                                                      #HTB350

*Icemakers, Inc.       B 97-03603 FS    01-27-97      (1) Scotsman Ice Machine
Compass Bank of the                                   # CME256AE-1A
South, as "Assignee"                                  (1) Scotsman Ice Bin
                                                      #HTB350

*Icemakers, Inc.       B 97-06670 FS    02-14-97      (1) Scotsman Ice Machine
                                                      # CME256AE-1
                                                      (1) Scotsman Ice Bin
                                                      #HTB350

*Icemakers, Inc.       B 97-11296 FS    03-18-97      (1) Scotsman Ice Machine
                                                      # CME256AE-1AD
                                                      (1) Scotsman Ice Bin
                                                      #HTB350AD

*Thompson Lift Truck   B 97-13205 FS    03-28-97      (1) Caterpillar Forklift
Company                                                with accessories
                                                       and proceeds.

*Thompson Lift Truck   B 97-21318FS     05-19-97      (1) Caterpillar Wheel
Company                                               Loader

*Icemakers, Inc.       B 97-26869FS     06-25-97      (1) Scotsman Ice Machine
Compass Bank of the                                   # CME506AE-1
South, as "Assignee"                                  (1) Scotsman Ice Bin
                                                      #HTB350AD


                         ALABAMA STRUCTURAL BEAM CORP.



 Secured Party         File No.         Date Filed        Nature of Lien
*Icemakers, Inc.       B 93-24325 FS    07-12-93          Scotsman Ice Machines
                                                          Model #AC25SAE-1
                                                          Serial #630258-11L

*Taylor Machine        B 97-40086 FS    09-26-97          Leased Equipment
Works, Inc.




                         ALABAMA STRUCTURAL BEAM, INC.


Secured Party          File No.         Date Filed        Nature of Lien

*Icemakers, Inc.       B93-24325FS      07-12-93          Scotsman Ice Machine
                                                          Model #AC255AE1
                                                          Serial #630258-11L

*Taylor Machine
Works, Inc.            B97-40086FS      09-26-97          Leased Equipment

